PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED SEPTEMBER 8, 2023
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LIFEVANTAGE CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED SEPTEMBER 8, 2023
LIFEVANTAGE CORPORATION
3300 Triumph Blvd., Suite 700
Lehi, Utah 84043

[●], 2023
Dear Fellow Stockholders:
You are cordially invited to virtually attend the fiscal year 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of LifeVantage Corporation (the “Company”). More details on the Annual Meeting can be found in the enclosed Notice of Annual Meeting of Stockholders and proxy materials. You should have also received enclosed a WHITE universal proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Company’s Board of Directors (the “Board”).
Your vote will be especially important at the Annual Meeting. As you may be aware, Bradley L. Radoff (collectively with the other participants in his solicitation, the “Radoff Group”), has nominated three candidates to stand for election to the Board. You may receive proxy solicitation materials from the Radoff Group, including proxy statements and a proxy card. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, the Radoff Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff Group or any other statements that the Radoff Group or its representatives has made or may otherwise make.
The Board does NOT endorse any of the nominees from the Radoff Group, and the presence of the Radoff Group’s nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of the Radoff Group’s nominees. The Board strongly urges you to NOT sign or return any proxy card sent to you by, or on behalf of, the Radoff Group.
If you have previously submitted a proxy card sent to you by, or on behalf of, the Radoff Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or submitting a proxy to vote by Internet by following the instructions specified on the WHITE universal proxy card or by virtually attending the Annual Meeting and voting your shares. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (MICHAEL A. BEINDORFF, ERIN BROCKOVICH, STEVEN R. FIFE, RAYMOND B. GREER, CYNTHIA LATHAM, DARWIN K. LEWIS AND GARRY MAURO), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE RADOFF GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE RADOFF GROUP.
We are confident that each of our seven director candidates has the right mix of professional accomplishment, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value. The Board recommends that you vote “FOR” the election of each of Michael A. Beindorff, Erin Brockovich, Steven R. Fife, Raymond B. Greer, Cynthia Latham, Darwin K. Lewis and Garry Mauro.
Whether or not you intend to virtually attend the Annual Meeting, YOUR VOTE IS VERY IMPORTANT. Our Board urges you to protect your investment by voting “FOR” the election of each of the seven director candidates recommended by the Board and “FOR” each of the Company’s proposals on the WHITE universal proxy card. We hope you will submit a proxy to vote as soon as possible.
Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to your participation in our Annual Meeting.
Sincerely,

Steven R. Fife
President and Chief Executive Officer

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED SEPTEMBER 8, 2023
LifeVantage Corporation
3300 Triumph Blvd, Suite 700
Lehi, Utah 84043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD [●], 2023

Dear Stockholders:
Notice is hereby given that the fiscal year 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of LifeVantage Corporation, a Delaware corporation (the “Company”), will be held virtually at [●] [A.M. / P.M.] [●] on [●], 2023 at [●]. Stockholders will NOT be able to attend the Annual Meeting in person. At the Annual Meeting, we will ask you to:
1.Elect seven directors, each to hold office for a one-year term expiring at our fiscal year 2025 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified (Proposal 1);
2.Approve, on an advisory basis, a resolution approving the compensation of our named executive officers (commonly referred to as a “Say-On-Pay”) (Proposal 2);
3.Ratify the appointment of Deloitte & Touche, LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal 3);
4.Approve an amendment to the 2017 Long-Term Incentive Plan (the “2017 Plan”) (Proposal 4); and
5.Ratify the adoption of the stockholder rights plan between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Plan”) (Proposal 5).
Stockholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Company’s Board of Directors (the “Board”) unanimously recommends that you vote “FOR” the election of each of the seven director candidates recommended by the Board and “FOR” proposals 2, 3, 4 and 5.
The Board has fixed the close of business on [●], 2023 (the “Record Date”), as the Record Date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment or postponement thereof. Additional details regarding the Annual Meeting, the business to be conducted, and information about the Company that you should consider when you vote your shares are described in the proxy statement.
All stockholders as of the Record Date are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may hold. Even though you may plan to virtually attend the Annual Meeting, please promptly submit your proxy to vote using one of the following methods: on the Internet, by accessing the website address printed on your WHITE universal proxy card, or by completing, signing and returning the enclosed WHITE universal proxy card in the enclosed postage-prepaid return envelope. Voting by any of these methods will not prevent you from attending the Annual Meeting and voting your shares. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.
If your brokerage firm, bank, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, trustee or other nominee to submit your proxy to vote your shares on the enclosed WHITE universal proxy card.
Your vote (virtually or by proxy) will be especially important at the Annual Meeting. As you may be aware, Bradley L. Radoff (collectively with the other participants in his solicitation, the “Radoff Group”), has nominated three candidates to stand for election to the Board (collectively, the “Radoff Nominees”). We are not responsible for the accuracy of any information provided by, or relating to, the Radoff Group or the Radoff Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff Group or any other statements that the Radoff Group or its representatives has made or may otherwise make.
The Board does NOT endorse any of the Radoff Nominees, and the presence of the Radoff Nominees on the enclosed WHITE universal proxy card is NOT an approval of or comment on the fitness, character, suitability or other qualifications of
i

the Radoff Nominees. The Board strongly urges you to NOT sign or return any proxy card sent to you by, or on behalf of, the Radoff Group. If you have previously submitted a proxy card sent to you by, or on behalf of, the Radoff Group, you can revoke that proxy and vote for your Board’s candidates and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE universal proxy card or voting by Internet by following the instructions specified on the WHITE universal proxy card. Only your latest dated proxy will count. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE UNIVERSAL PROXY CARD FOR OUR BOARD’S PROPOSED CANDIDATES (MICHAEL A. BEINDORFF, ERIN BROCKOVICH, STEVEN R. FIFE, RAYMOND B. GREER, CYNTHIA LATHAM, DARWIN K. LEWIS AND GARRY MAURO), TO DISREGARD ANY MATERIALS SENT TO YOU BY, OR ON BEHALF OF, THE RADOFF GROUP, AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY, OR ON BEHALF OF, THE RADOFF GROUP.
We are confident that each of our seven director candidates has the right mix of professional accomplishment, experience, skills and reputation that make each candidate exceptionally qualified to serve as a representative of all stockholders and oversee the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder feedback about the Company, and we believe our candidates are in the best position to oversee the execution of our strategic plan to achieve long-term growth and deliver optimal stockholder value.
The Board strongly recommends that you vote on the enclosed WHITE universal proxy card or WHITE voting instruction form “FOR” the election of Michael A. Beindorff, Erin Brockovich, Steven R. Fife, Raymond B. Greer, Cynthia Latham, Darwin K. Lewis and Garry Mauro as directors of the Company, “FOR” the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers, “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2024, “FOR” the amendment to the 2017 Plan, and “FOR” the ratification of the Rights Plan.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE UNIVERSAL PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL AS DESCRIBED ON THE WHITE UNIVERSAL PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE UNIVERSAL PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES VIRTUALLY.
Regardless of the number of shares of common stock of the Company that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

Lehi, Utah	By Order of our Board of Directors
[●], 2023
Garry Mauro
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
[●], 2023
The proxy statement, the accompanying WHITE universal proxy card, and the Company’s annual report to stockholders (including its Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which includes our financial statements for the fiscal year ended June 30, 2023) are available for viewing, printing and downloading, free of charge, at http://investor.lifevantage.com/financial-information/sec-filings. To view these materials please have your 12-digit control number(s) available that appears on the accompanying WHITE universal proxy card. Information on this website, other than the proxy statement, is not a part of the proxy statement. You may also obtain these materials at the website of the U.S. Securities and Exchange Commission at http://www.sec.gov. On this website you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Attn: Investor Relations, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043. Exhibits will be provided upon written request and payment of an appropriate processing fee.
Please sign, date and promptly return the enclosed WHITE universal proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet, so that you may be represented at the Annual Meeting. Instructions are on your WHITE universal proxy card or on the WHITE voting instruction form provided by your brokerage firm, bank, trustee or other nominee.
********************
The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the annexes, carefully and in their entirety.
If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the proxy statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor:
509 Madison Avenue Suite 1206
New York, New York 10022
Stockholders Call Toll Free: (800) 662-5200
Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: LFVN.info@investor.morrowsodali.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED SEPTEMBER 8, 2023
LifeVantage Corporation
3300 Triumph Blvd, Suite 700
Lehi, Utah 84043
_________________________________________________________________________________________

PROXY STATEMENT FOR LIFEVANTAGE CORPORATION
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
[●], 2023
_________________________________________________________________________________________
INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXY
General
This proxy statement is furnished to stockholders of LifeVantage Corporation, a Delaware corporation, sometimes referred to as “we,” “us,” “our,” the “Company” or “LifeVantage,” in connection with the solicitation of proxies for use at the fiscal year 2024 Annual Meeting of Stockholders or any adjournment or postponement (the “Annual Meeting” or the “Fiscal Year 2024 Annual Meeting”) of LifeVantage to be held on [●], 2023, at [●] [A.M. / P.M.] Mountain Time, virtually at [●], for the purposes set forth in the Notice of Meeting. This solicitation of proxies is made on behalf of the Company’s Board of Directors (the “Board”).
Our Fiscal Year
Our fiscal year ends on June 30 of each year. In this proxy statement, when we refer to our fiscal year, we mean the twelve-month period ending on June 30 of the stated year. For example, “fiscal year 2024” refers to the twelve-month period from July 1, 2023 through June 30, 2024.
Why am I receiving these materials?
You are receiving these proxy materials from us because you were a stockholder of record at the close of business on [●], 2023 (the “Record Date”). Our Board is soliciting your proxy to vote your shares at the Annual Meeting on the matters to be considered at that meeting. The attached Notice of Annual Meeting, this proxy statement and the form of WHITE universal proxy card are being made available to you on or about [●], 2023. Although not part of this proxy statement, we are also sending along with this proxy statement, our Annual Report, which includes our financial statements for the fiscal year ended June 30, 2023. This proxy statement includes information that we are required to provide to you under the Securities and Exchange Commission (the “SEC”) rules and that is designed to assist you in voting your shares.
Where and when is the Annual Meeting?
The Annual Meeting will take place in a virtual meeting format on [●], 2023, at [●] [A.M. / P.M.] Mountain Time, at [●]. Stockholders will NOT be able to attend the Annual Meeting in person.
What am I voting on?
The following matters are scheduled to be voted on by stockholders at the Annual Meeting:
•The election of seven directors to our Board (Proposal 1);
•The approval of a non-binding, advisory resolution approving the compensation of our named executive officers (commonly referred to as a “Say-On-Pay”) (Proposal 2);
•The ratification of the selection of the appointment of Deloitte & Touche, LLP (“Deloitte”) as our independent registered public accounting firm for our fiscal year ending June 30, 2024 (Proposal 3);
•The approval of an amendment to the 2017 Long-Term Incentive Plan (the “2017 Plan”) (Proposal 4); and
•The ratification of the stockholder rights plan between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Plan”) (Proposal 5).
Stockholders may also consider such other business as may properly come before the Annual Meeting.
Is my vote important?
Your vote will be particularly important at the Annual Meeting. As you may know, the Company has received a notice from Bradley L. Radoff (collectively with the other participants in his solicitation, the “Radoff Group”) regarding an intent to nominate Dayton Judd, Michael Lohner and himself for election as directors (collectively, the “Radoff Nominees”).
You may receive solicitation materials from, or on behalf of the Radoff Group, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by, or relating to, the Radoff Group or the Radoff

Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff Group or any other statements that the Radoff Group or its representatives have made or may otherwise make.
Under the new rules adopted by the SEC, the WHITE universal proxy card also includes the names of the Radoff Nominees. We ask that you only cast your votes “FOR” each of the Board’s candidates and “withhold” your votes for each of the Radoff Nominees. Stockholders should refer to the Radoff Group’s proxy statement for the names, backgrounds, qualifications and other information concerning the Radoff Nominees. You may access Radoff’s proxy statement, and any other relevant documents, without cost on the SEC’s website. You may vote “FOR” up to seven nominees in total. If you mark a “FOR” vote with respect to fewer than seven nominees under Proposal 1, your shares will only be voted “FOR” those nominees you have marked. If you vote “FOR” more than seven nominees, all of your votes on Proposal 1 will be invalid and will not be counted.
How does the Board recommend I vote?
The Board recommends the following votes:
•“FOR” each of the Board’s candidates for election to the Board, each to serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualified (Proposal 1);
•“FOR” the approval of a non-binding, advisory resolution approving the compensation of our named executive officers (commonly referred to as a “Say-On-Pay”) (Proposal 2);
•“FOR” the ratification of the selection of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2024 (Proposal 3);
•“FOR” the approval of an amendment to the 2017 Plan (Proposal 4); and
•“FOR” the approval of the Rights Plan (Proposal 5).
The Board recommends a vote “FOR” the election of each of the director candidates recommended by the Board and named in this proxy statement and on the enclosed WHITE universal proxy card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) sent to you by or on behalf of the Radoff Group.
To vote “FOR” all of the Board’s candidates, you must complete, sign, date and return the enclosed WHITE universal proxy card or follow the instructions provided in the WHITE universal proxy card for submitting a proxy over the Internet or vote at the Annual Meeting.
If you have previously signed any proxy card sent to you by the Radoff Group in respect of the Annual Meeting, you can revoke it by signing, dating and returning the enclosed WHITE universal proxy card or by following the instructions provided in the WHITE universal proxy card for submitting a proxy to vote your shares over the Internet or voting at the Annual Meeting. Completing, signing, dating and returning any proxy card that the Radoff Group may send to you, even with instructions to vote “withhold” with respect to the Radoff Nominees, will cancel and revoke any proxy you may have previously submitted to have your shares voted for the Board’s candidates, as only your latest proxy card will be counted. Beneficial owners who own their shares in “street name” should follow the voting instructions provided by their brokerage firm, bank, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to sign, date and return only the enclosed WHITE universal proxy card.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on [●], 2023, the Record Date, will be entitled to vote at the Annual Meeting. As of the Record Date, we had approximately [●] shares of common stock outstanding and entitled to vote.
Stockholders of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote by proxy or vote virtually at the virtual Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to submit your proxy as soon as possible by (1) accessing the Internet site listed in the proxy materials; or (2) signing, dating and returning a WHITE universal proxy card to ensure your vote is counted.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank, Trustee or Other Nominee
If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually provided that you bring with you proof of your beneficial ownership of shares, such as a brokerage account statement. However, if you are not the stockholder of record, you may not vote your shares virtually at the meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I vote?
Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, Inc.) as of the Record Date, then you may submit your proxy to vote via the Internet, or by mail by following the instructions provided on the WHITE universal proxy card. Stockholders of record may also vote at the virtual Annual Meeting by visiting [●] and following the on-screen instructions (have your WHITE universal proxy card ready). Internet voting facilities for stockholders of record will be available 24 hours a day and will close at [11:59 P.M. Mountain Time] on [●], 2023. You may still attend the virtual Annual Meeting virtually and vote if you have already submitted your proxy to vote by Internet.
Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee) as of the Record Date, then you may ensure that your shares are represented and voted at the meeting by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. To vote at the Annual Meeting, you must obtain a valid proxy from the brokerage firm, bank, trustee or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which the broker does not have discretionary authority. To the extent that the Radoff Group provides proxy materials to a broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which the intermediary is a member (the “Broker Rules”); therefore, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a beneficial owner without instructions from the beneficial owner on Proposals 1, 2, 3, 4 or 5. Further, broker non-votes will not be counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are a beneficial owner, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.
However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 3, without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 3, even in the absence of your instruction. If your shares are voted on Proposal 3, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1, 2, 4 and 5). In the event your brokerage account receives proxy materials only from the Company, “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available. The WHITE universal proxy card accompanying this proxy statement will provide information regarding Internet voting.
Stockholders of record may submit a proxy to vote via the Internet by following the instructions on the website identified on the WHITE universal proxy card. The Internet procedures are designed to authenticate a stockholder’s identity to allow the stockholder to submit a proxy to vote their shares and confirm that their instructions have been properly recorded. The procedures to allow stockholders of record to submit proxies via the Internet will be available 24 hours a day and will close at [11:59 P.M. Mountain Time] on [●], 2023.
If you have any questions or need assistance in submitting your proxy, please contact Morrow Sodali LLC at (800) 662-5200.
Whether or not you expect to attend the Annual Meeting virtually, the Board urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting [●] and following the on screen instructions (have your WHITE universal proxy card available when you access the webpage) or (b) submitting your WHITE universal proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above.
If you submit a proxy to vote via the Internet or by mailing a proxy card, we will vote your shares as you direct. For the election of directors (Proposal 1), you may specify whether your shares should be voted “FOR” all, some or none of the nominees listed, up to a total of seven directors, or you may “WITHHOLD” your vote from all, some or none of the nominees listed. With respect to the non-binding, advisory resolution approving the compensation of our named executive officers (Proposal 2), the ratification of the selection of the appointment of Deloitte as our independent registered public accounting firm

(Proposal 3), the approval of an amendment to the 2017 Plan (Proposal 4) and the ratification of the Rights Plan (Proposal 5), you may vote “FOR” or “AGAINST” the ratification or approval, or you may abstain from voting on the ratification or approval.
Your vote is very important. Please submit a proxy by following the instructions on your WHITE universal proxy card even if you plan to attend the Annual Meeting virtually.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting. Proposals 2, 3, 4 and 5 will be approved if a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter vote in favor of such proposals. With respect to the election of directors, in a contested election, directors are elected by the vote of a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the seven nominees who receive the largest number of affirmative votes cast on the election of directors will be elected. Because neither abstentions nor broker non-votes are considered cast with respect to a proposal, assuming a quorum is present, abstentions and broker non-votes, if any, will have no effect and will not be counted towards the vote total for any proposal.
How many votes are needed to approve each proposal?
Proposal 1: Election of Seven Directors. The election of the seven director nominees named in this proxy statement requires the affirmative vote of shares of common stock representing a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the seven nominees who receive the largest number of affirmative votes cast on the election of directors will be elected. You may not cumulate your votes for the election of directors. Assuming a quorum is present, withheld votes and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.
Proposal 2: The Approval of a Non-Binding, Advisory Resolution Approving the Compensation of Our Named Executive Officers. The approval of a non-binding, advisory resolution approving the compensation of our named executive officers requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.
Proposal 3: Ratification of the Selection of the Appointment of Deloitte as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2024. Ratification of the selection of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2024 requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.
Proposal 4: Approval of an Amendment to the 2017 Plan. The approval of an amendment to the 2017 Plan requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.
Proposal 5: Ratification of the Rights Plan. The ratification of the Rights Plan requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Assuming a quorum is present, abstentions and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.
Can I change my vote after I have voted?
Yes. You can revoke your proxy at any time before the polls close at the Annual Meeting, unless otherwise provided below. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card by mail with a later date;
•You may submit another proxy over the Internet using the instructions provided on the WHITE universal proxy card;
•You may send a written notice that you are revoking your proxy to our Corporate Secretary at LifeVantage Corporation, Attn: Corporate Secretary, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043; or

•You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker, bank, trustee or other nominee as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.
If you have already voted using a proxy card sent to you by or on behalf of the Radoff Group, you have every right to change your vote. We urge you to revoke that proxy by voting in favor of each of the Board’s candidates by using the enclosed WHITE universal proxy card. Only the latest dated and validly executed proxy that you submit will count.
What if I return a WHITE universal proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections or without marking your voting selection as to a particular proposal, your shares will be voted “FOR” the election of each of the Company’s director candidates and “FOR” Proposals 2, 3, 4 and 5, to the extent your proxy card does not indicate otherwise.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the shares outstanding as of the Record Date are represented by stockholders present at the meeting virtually or by proxy. As of the Record Date, we had approximately [●] shares of common stock outstanding and entitled to vote. Thus, at least [●] shares of common stock outstanding as of the Record Date must be represented by stockholders present at the meeting virtually or by proxy to constitute a quorum.
Your shares will be counted towards the quorum if you submit a valid proxy or if you are present at the Annual Meeting. Abstentions are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.
Who is paying for this proxy solicitation?
The Company will pay the entire cost of this solicitation of proxies. In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Such persons are listed in Annex A to this proxy statement. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Directors and employees will not be paid any additional or special compensation for soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and other agents holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will also reimburse banks, brokerage firms, fiduciaries and other agents for the cost of forwarding solicitation materials to beneficial owners.
We also engaged Morrow Sodali LLC to assist in the solicitation of proxies in connection with the Annual Meeting, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $[●] in total. Morrow Sodali LLC expects that approximately [●] of its employees will assist in the solicitation. Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (1) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (2) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this proxy statement.
When are stockholder proposals due for next year’s annual meeting?
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement.
Stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). To be eligible for inclusion in the proxy statement relating to our fiscal year 2025 Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to LifeVantage Corporation, Attention: Corporate Secretary at 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043 and must be received by us no later than [●], 2024, and must otherwise satisfy the conditions established by the SEC, for stockholder proposals to be included in the proxy statement for that meeting. In addition, our Amended and Restated Bylaws (the “Bylaws”) include other requirements for the submission of proposals and the nomination of candidates for director.
Stockholder Proposals for Presentation at Next Year’s Annual Meeting.

If a stockholder wishes to present a proposal, including a director nomination, at our fiscal year 2025 Annual Meeting of Stockholders and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must give advance notice in writing to LifeVantage Corporation, Attention: Corporate Secretary at 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043 not less than 90 days, or [●], 2024, nor more than 120 days, or [●], 2024, prior to the first anniversary of the date of the fiscal year 2024 Annual Meeting, except that if the fiscal year 2025 Annual Meeting date is changed by more than 30 days from the anniversary date of the fiscal year 2024 Annual Meeting, such notice must be delivered not earlier than 120 days prior to the anniversary date of the fiscal year 2024 Annual Meeting date and not later than the close of business on the later of the 90th day prior to the such annual meeting or the 10th day following the day on which we first mail notice of the date of the annual meeting or publicly announce the fiscal year 2025 Annual Meeting date, whichever occurs first. If a stockholder fails to give timely notice of a proposal, the stockholder will not be permitted to present the proposal to the stockholders for a vote at our fiscal year 2025 Annual Meeting. You are advised to review our Bylaws, which include other requirements for advance notice of the submission of stockholder proposals and the nomination of candidates for director.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●], 2024.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. We expect to report final voting results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us. You can obtain a copy of the Form 8-K, and any related amendments, once it is filed on our website at http://investor.lifevantage.com/financial-information/sec-filings, or through the EDGAR system at www.sec.gov. Our website does not constitute part of this proxy statement.
What if another matter is properly brought before the Annual Meeting?
We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this proxy statement. However, by completing, signing, dating and returning a WHITE universal proxy card or submitting your proxy or voting instructions over the Internet, you will give to the persons named as proxies on the WHITE universal proxy card discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and such persons named as proxies intend to vote on any such other matter in accordance with their instructions to the extent permitted by Rule 14a-4(c) of the Exchange Act.
Will there be a proxy contest at the Annual Meeting?
Yes. The Radoff Group has announced its intention to nominate the Radoff Nominees for election as directors to the Board at the Annual Meeting. The presence of the Radoff Nominees on the enclosed WHITE universal proxy card is NOT an endorsement or approval of, or comment on, the fitness, character, suitability or other qualifications of the Radoff Nominees.
The Board does NOT endorse any of the Radoff Nominees. You may receive proxy solicitation materials from, or on behalf of, the Radoff Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by, or relating to, the Radoff Group or the Radoff Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Radoff Group or any other statements that the Radoff Group or its representatives have made or may otherwise make.
The Board is pleased to nominate for election as directors the following seven persons: Michael A. Beindorff, Erin Brockovich, Steven R. Fife, Raymond B. Greer, Cynthia Latham, Darwin K. Lewis and Garry Mauro, all of whom are incumbent directors of the Company and are named in this proxy statement and on the enclosed WHITE universal proxy card. We believe our candidates has the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.
What does it mean if I receive more than one notice from the Company or WHITE universal proxy card?
Because the Radoff Group may send solicitation materials to stockholders, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE universal proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE universal proxy cards, if you hold shares that are registered in more than one account—please vote the WHITE universal proxy card for every account you own. The latest dated proxy you submit will be counted. IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE UNIVERSAL PROXY CARDS.
What should I do if I receive any proxy materials from the Radoff Group?
The Radoff Group has nominated the three Radoff Nominees for election as directors to the Board in opposition to the election of the Board’s incumbent candidates. We expect that you may receive proxy solicitation materials from the Radoff Group, including opposition proxy statements and proxy cards.
The Board strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Radoff Group, not even for the purpose of voting “WITHHOLD” with respect to the Radoff Nominees. We are not responsible for the accuracy of any information provided by or relating to the Radoff Group, the Radoff Nominees or any proposal contained in any proxy solicitation materials filed or disseminated by or on behalf of the Radoff Group or any other statements that the Radoff Group or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by the Radoff Group, you have every right to change your vote by completing and returning the enclosed WHITE universal proxy card or by submitting a proxy to vote or over the Internet by following the instructions provided on the enclosed WHITE universal proxy card or voting instruction form. Only the latest proxy you submit will be counted.
Voting to “withhold” with respect to any of the Radoff Nominees on its proxy card is not the same as voting for the Board’s candidates. If you vote “withhold” on the Radoff Nominees using the proxy card sent to you by the Radoff Group, your vote will not be counted as a vote for any of the director candidates recommended by the Board, but will result in the revocation of any previous vote you may have cast on the WHITE universal proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the WHITE universal proxy card. If you have any questions or need assistance voting, please contact Morrow Sodali LLC at (800) 662-5200. The Board recommends a vote “FOR” the election of the Board’s candidates on the WHITE universal proxy card. The Board urges you not to sign or return any proxy card sent to you by, or on behalf of, the Radoff Group, even as a protest vote.
What happens if the Radoff Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules, and I already granted proxy authority in favor of the Radoff Group?
Stockholders are encouraged to submit their votes on the WHITE universal proxy card. If the Radoff Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority to the Radoff Group, stockholders can still sign and date a later submitted WHITE universal proxy card.
If the Radoff Group withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of the Radoff Nominees will be disregarded and not be counted as votes cast, whether such vote is provided on the Company’s WHITE universal proxy card or the Radoff Group’s proxy card.
Do I have appraisal or dissenters’ rights?
None of the applicable Delaware law, our Certificate of Incorporation (the “Charter”), nor our Bylaws, provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.
Who should I call if I have questions or need assistance voting my shares?
If you have questions about the Annual Meeting, would like additional copies of this proxy statement or need assistance voting your shares, requests should be directed as described below:
Morrow Sodali LLC
509 Madison Avenue Suite 1206
New York, New York 10022
Stockholders Call Toll Free: (800) 662-5200
Brokers, Banks, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: LFVN.info@investor.morrowsodali.com
BACKGROUND OF THE SOLICITATION

The summary below details the significant contacts among the Company, the Radoff Group and their respective representatives beginning in June 2021 through the date of this proxy statement. This summary does not purport to catalogue every conversation of or among members of the Board, the Company’s management, the Company’s advisors and representatives of the Radoff Group and its advisors relating to the Radoff Group’s solicitation.
On June 11, 2021, Steven R. Fife, the Company’s President and Chief Executive Officer, had an introductory telephone call with Bradley L. Radoff.
On July 30, 2021, Mr. Fife had an introductory telephone call with Dayton Judd.
Between June 20, 2022 and August 31, 2022, Mr. Fife and Mr. Judd spoke on several occasions via telephone, email and/or in person meetings to discuss the state of the Company’s business and progress made by the Company toward its strategic goals, among other things.
On August 31, 2022, Mr. Fife, Mr. Judd and Mr. Garry Mauro, Chairman of the Board, spoke and discussed the Company’s financial performance and Board governance.
On September 6, 2022, Mr. Judd and Sudbury Capital Fund, LP (collectively with the other parties named therein, “Sudbury”) filed a Schedule 13D with the SEC (the “Sudbury 13D”), disclosing their aggregate 5.1% interest in the Company.
On September 7, 2022, Mr. Fife emailed Mr. Judd, suggesting a potential conversation among Mr. Judd, Mr. Mauro and Raymond Greer, the Chair of the Nominating and Governance Committee.
On September 20, 2022, Mr. Fife emailed Mr. Judd stating that, although the Company was not actively looking to add a member to the Board at that time, he suggested Mr. Judd have a conversation with Mr. Greer.
On September 29, 2022, Mr. Judd had a video conference with Mr. Greer to discuss Mr. Judd’s background and qualifications as a potential member of the Board.
On October 5, 2022, Mr. Greer responded to Mr. Judd expressing appreciation for the opportunity to connect the previous week to discuss Mr. Judd’s interest in joining the Board and stated the full Board would discuss the matter at its Board meeting to be held on November 10 and 11, 2022.
On November 29, 2022, Mr. Fife and Carl Aure, the Company’s Chief Financial Officer, had a telephone call with Mr. Radoff.
On December 1, 2022, Mr. Fife responded to Mr. Judd, following the November 11, 2022 Board meeting and scheduled a call with Mr. Judd on December 7, 2022 to discuss the conversation from the Board meeting.
On December 7, 2022, Mr. Fife and Mr. Judd discussed several business related items and, although the Company was not actively looking for an additional Board member at that time, the Company invited Mr. Judd to participate in the Company’s Board meeting to be held on January 26 and 27, 2023.
Between December 7, 2022 and May 8, 2023, the Company continued to engage with each of Messrs. Radoff and Judd, individually, including several telephone calls with each. This engagement also included an inquiry from Mr. Judd on February 17, 2023 regarding the resignation of WSRP, LLC (“WSRP”) and a congratulatory message from Mr. Judd on May 5, 2023, regarding the Company’s third quarter earnings for the fiscal year 2023.
On January 10, 2023, Mr. Fife emailed Mr. Judd to follow up on his participation at the Board’s meeting to be held on January 26 and 27, 2023. Mr. Fife informed Mr. Judd that there was not adequate time on the agenda for a presentation by Mr. Judd but suggested that Mr. Judd provide a memo or slide deck that the Board could review and then a call could be scheduled. Mr. Judd did not respond to the Company until after the end of the Board meeting on January 27, 2023.
On February 3, 2023, Mr. Fife and Mr. Judd had a call and discussed the Company’s earnings results and feedback from the Board.
On May 15, 2023, Mr. Radoff filed a Schedule 13D with the SEC (the “Radoff 13D”), disclosing his aggregate 5.7% interest in the Company.
On May 25, 2023 and July 17, 2023, Mr. Fife had telephone calls with Mr. Radoff to discuss the Radoff 13D and Mr. Radoff’s other views on the Company. Mr. Mauro also attended the May 25, 2023 telephone call.
On July 25, 2023, Mr. Fife had a telephone call with Mr. Judd regarding progress being made by the Company in furtherance of its strategic initiatives and Mr. Judd’s governance and other views on the Company.

On August 9, 2023, Mr. Radoff delivered a notice (the “Nomination Notice”) to the Company regarding his intent to nominate the Radoff Nominees for election to the Board at the Annual Meeting.
On August 11, 2023, Mr. Fife sent an email to Mr. Radoff, asking what specific requests Mr. Radoff has regarding the Company and stating the Company’s preference for Mr. Radoff to have brought up any such requests during the past engagement Mr. Radoff had with the Company prior to submitting the Nomination Notice.
On August 11, 2023, Mr. Radoff filed Amendment No. 1 to the Radoff 13D and Sudbury filed Amendment No. 1 to the Sudbury 13D, each disclosing the submission of the Nomination Notice to the Company and an updated aggregate ownership of 6.6% and 5.7%, respectively.
On August 14, 2023, Mr. Radoff responded to Mr. Fife’s August 11, 2023 email, referring Mr. Fife to Mr. Radoff’s public filings and the Nomination Notice. Mr. Radoff did not provide any specific proposals, though Mr. Radoff did offer to discuss if the Company had ideas to enhance the Company’s governance and stockholder value.
On August 14, 2023, the Company filed a Current Report on Form 8-K disclosing that it had confirmed receipt of the Nomination Notice on August 9, 2023.
On August 15, 2023, the Company delivered a letter to Mr. Radoff, stating that the Nomination Notice was incomplete because it failed to make certain disclosures required by the Bylaws and described the deficiencies that the Company had identified in the Nomination Notice. The letter also requested additional information in order to allow the Company to determine if certain information provided by the Nomination Notice satisfied the obligations required by the Bylaws.
On August 18, 2023, Mr. Radoff’s counsel sent a letter to the Company responding to the deficiencies in the Nomination Notice and providing further disclosure in response to the Company’s request for additional information.
On August 23, 2023, Mr. Fife responded to Mr. Radoff’s August 14, 2023 email, reiterating the Company’s openness to finding ways of enhancing the Board and expressing the nominating and corporate governance committee’s interest in interviewing the Radoff Nominees. Mr. Fife also provided Mr. Radoff with a copy of the Company’s director and officer questionnaire for completion by the Radoff Nominees and any additional qualified individuals recommended by Mr. Radoff.
On August 24, 2023, Mr. Judd responded to Mr. Fife’s August 23, 2023 email to Mr. Radoff, confirming that each of the Radoff Nominees would complete the Company’s director and officer questionnaire and expressing interest in meeting with the nominating and corporate governance committee.
On August 30, 2023, Mr. Fife responded to Mr. Judd’s August 24, 2023 email, offering to discuss Messrs. Radoff and Judd’s views of the Company and reiterating the nominating and corporate governance committee’s interest in interviewing the Radoff Nominees and the Company’s commitment to corporate governance. On the same day, Mr. Fife received Messrs. Radoff and Judd’s director and officer questionnaires.
On September 3, 2023, Mr. Fife received Michael Lohner’s director and officer questionnaire.
On September 4, 2023, Mr. Fife and Mr. Judd had a telephone call to discuss Mr. Judd’s views regarding the Board’s composition and governance practices.
On September 8, 2023, the Company filed this preliminary proxy statement with the SEC in connection with the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS
Our Board currently consists of the following seven individuals: Michael A. Beindorff, Erin Brockovich, Steven R. Fife, Raymond B. Greer, Cynthia Latham, Darwin K. Lewis and Garry Mauro. Each of these individuals will be standing for election at our Annual Meeting. Currently, the authorized size of the Board is seven directors, comprised of the seven individuals listed above.
Each director elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or, if sooner, until the director’s death, resignation or removal.
We encourage all directors to virtually attend the Annual Meeting. Six of the seven directors as of last year’s annual meeting of stockholders attended that meeting.
If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares represented by a duly executed proxy will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given. Each of the Company’s nominees for election has agreed to serve as a nominee, be named in a proxy statement and serve as a director, if elected. Our management has no reason to believe that any of the Company’s nominees will be unable to serve. There are no arrangements or understandings between any Company nominee and any other person pursuant to which he or she was selected as a Company nominee.
The following information is furnished with respect to each of the nominees for election as director at the Annual Meeting as of the Record Date.

Name	Age	Position with Company
Mr. Michael A. Beindorff	71	Independent Director
Ms. Erin Brockovich	63	Independent Director
Mr. Steven R. Fife	63	President, Chief Executive Officer, and Director
Mr. Raymond B. Greer	60	Independent Director
Ms. Cynthia Latham	65	Independent Director
Mr. Darwin K. Lewis	64	Independent Director
Mr. Garry Mauro	75	Chairman, Independent Director
MR. MICHAEL A. BEINDORFF. Mr. Beindorff has been an independent member of our Board since January 2012. He is an accomplished leader and director with diverse experience in transformational leadership, public, private and not-for-profit board service, general management, strategic planning, digital transformation, marketing, and branding and operations across a variety of business environments large and small. Since 2022, Mr. Beindorff has been Managing Partner of BJ Capital Partners, a firm focused on syndicating investments in multi-family and other commercial real estate properties. He has also served on the board of The World Poker Tour, from 2004 to 2010, and the board of the California Higher Education Loan Authority, from approximately 2003 to 2006, among other board and advisory roles. Prior to his role with BJ Capital Partners, Mr. Beindorff was principal and president of Far Niente Group, a management consultancy and private investment entity, a position he held from 2008 until 2022. From 2004 to 2008, he served as Chief Operating Officer of Exclusive Resorts, a private club for luxury travel experience. From 2002 to 2004, he served as Principal and President of the Greentree Group, a management consultancy focused on helping clients build strong brands and effective business models. From 1999 to 2002, he served first as President and COO and then as Chairman and Chief Executive Officer of PlanetRx.com, an internet pharmacy and on-line health portal. From 1995 to 1999, he served as Executive Vice President of Marketing, Operations and Product Management for VISA. Previously, he held various positions leading global advertising, marketing and brand management for Rhodes Furniture (1993 to 1995) and The Coca-Cola Company (1978 to 1993). Mr. Beindorff earned his Bachelor of Science in Business Administration from the University of Alabama and his Masters of Business Administration from the Goizueta Business School at Emory University. The Board believes that Mr. Beindorff’s accomplishments and long-term experience as a leader of business sectors qualifies him to serve on the Board.
MS. ERIN BROCKOVICH. Ms. Brockovich has been an independent member of our Board since May 2019. Ms. Brockovich has had over 35 years of diverse legal and business successes, both domestic and global. Since 1996, Ms. Brockovich has served as President of Brockovich Research & Consulting, a private consulting firm, where she currently consults with three national law firms and is involved in numerous environmental projects worldwide. Additionally, Ms. Brockovich has provided assistance with ground water contamination complaints in every state of the United States, Australia and other countries. In addition to releasing her book, Superman’s Not Coming, Ms. Brockovich worked as Executive Producer on the Rebel television series for ABC and produces a weekly newsletter titled The Brockovich Report. She holds a Letter of Humane from Loyola University and an Honorary Juris Doctor from Lewis and Clark College. Ms. Brockovich grew up in a family of athletes and herbal/nutrition advocates. Her love of nutrition, the legal world and making a difference for women inform her goal of leaving her imprint wherever she can. Ms. Brockovich brings our Board experience in legal matters and health and wellness advocacy and the ability to move health-related issues. The Board believes that Ms. Brockovich’s diverse legal and business background, and her renowned experience advocating for protections to human health and wellness qualifies her to be on the Board.
MR. STEVEN R. FIFE. Mr. Fife was appointed as our Chief Financial Officer in March 2017, as our Interim President and Chief Executive Officer in September 2020, and as our President and Chief Executive Officer and member of our Board in February 2021. Prior to joining our Company, Mr. Fife served as Chief Financial Officer for Evidera, Inc. (“Evidera”), a private equity sponsored professional services firm, from May 2014 to June 2016. Prior to joining Evidera, from October 2012 to December 2013, Mr. Fife served as Chief Financial Officer for Active Power, Inc., a publicly traded producer of kinetic energy storage systems that was later sold to Piller Power Systems Inc. In addition, from March 2011 to August 2012, Mr. Fife served as Interim Chief Financial Officer for Women’s Initiative for Self Employment, and from April 2007 to August 2010 as the Executive Vice President, Chief Financial Officer of LECG. Mr. Fife also served in a variety of financial roles for Gilead Sciences, Amkor Technologies and JDS Uniphase. Mr. Fife began his career at Deloitte and is a Certified Public Accountant (active). Mr. Fife also serves on the board of directors for LifeVantage Legacy, Inc. Mr. Fife earned his Bachelor of Science degree in Accounting from Brigham Young University. The Board believes Mr. Fife’s broad experience as a chief financial officer with multiple well respected organizations, as well as his current role as President and Chief Executive Officer of the Company, qualifies him to be on the Board.
MR. RAYMOND B. GREER. Mr. Greer has been an independent member of our Board since February 2017. Mr. Greer has over 35 years of technology and supply chain experience. Since February 2022, Mr. Greer has served as an Operating Partner for Welsh Carson Anderson & Stowe, a private equity firm, where he focuses on Supply Chain technology investments. Previously he served as the Chief Executive Officer of Omnitracs, LLC, a Vista Equity backed provider of innovative software and SaaS fleet management solutions serving the transportation sector from February 2018 to July 2021. Prior to that, from February 2011 to February 2018, Mr. Greer served as the President of BNSF Logistics, LLC, an international third-party logistics provider and a wholly-owned subsidiary of Burlington Northern Santa Fe, LLC, a Berkshire Hathaway company. From March 2005 to January 2010, Mr. Greer served as President and Chief Executive Officer of Greatwide Logistics Services, a non-asset based logistics and transportation services company. From December 2002 to March 2005, Mr. Greer served as President and Chief Executive Officer for Newgistics, Inc., a reverse logistics company. Mr. Greer has also held senior management positions for Ryder and FedEx Corporation. From 2010 to 2018, Mr. Greer served as a director of DCT Industrial Trust, an industrial REIT. Mr. Greer earned a Bachelor of Science in Mathematics from the University of Utah and an Executive Masters in Information Systems & Telecommunications from Christian Brothers University. Mr. Greer brings to our Board deep experience in international logistics, supply chain management and technology. The Board believes that Mr. Greer’s sustained leadership experience in supply chain and technology related fields provides important insight in the Company’s corporate strategy, which qualifies him to be on the Board.
MS. CYNTHIA LATHAM. Ms. Latham has been an independent member of our Board since February 2022. Ms. Latham brings more than 35 years of experience in direct selling, marketing and new product development and was recognized in 2017 as Chief Marketing Officer of the Year by the Phoenix Business Journal for spearheading efforts to drive double digit revenue growth at Plexus Worldwide. She currently serves as President of Latham Consulting Services, a marketing consulting firm specializing in driving revenues through direct selling, new product development, and strategic market planning and has been in that role since February 2014. From February 2016 to April 2018, she served as Chief Marketing Officer at Plexus Worldwide, a direct selling company, where she led the full rebranding of the company, built an award-winning marketing, research and development organization and drove significant revenue growth. From May 1996 to February 2014, she worked at Shaklee Corporation, a manufacturer and distributor of natural supplements and beauty and household products and was promoted to Senior Vice President of Marketing in 2004. During her tenure, she was responsible for marketing, new product development, research and development, corporate branding, market research, creative services, business development, and environmental and sustainability initiatives.   From June 1993 to April 1996, she was Vice President of Marketing at the direct selling company, Quorum International, where she launched one of the first at-home skin care treatment devices in the U.S.    She also created and launched new product categories that generated 40% of the business within six months of launch.  Ms. Latham has contributed to multiple product patents, and holds her Bachelor of Arts degree with honors from Carleton College and her Master of Business Administration from St. Thomas University.  Ms. Latham brings to our Board extensive experience in direct selling, marketing and new product development. The Board believes that Ms. Latham’s leadership experience in direct selling, marketing and new product development within the direct selling industry qualifies her to be on the Board.
MR. DARWIN K. LEWIS. Mr. Lewis has been an independent member of our Board since February 2017. In February 2018, Mr. Lewis retired from a career at SC Johnson & Son, Inc. (“SC Johnson”), a global consumer packaged goods company that he joined in 1981. During his career at SC Johnson, Mr. Lewis held a number of sales, marketing, acquisition and general manager positions both domestically and abroad. From July 2015 until his retirement, Mr. Lewis served as the Senior Vice

President-Global Sales and Chief Customer Officer at SC Johnson. Prior to that, Mr. Lewis’ roles at SC Johnson included Senior Vice President of North American Sales and Chief Customer Officer (from November 2008 to June 2015), Vice President, Group General Manager in Greater China (from 2005 to 2008), Vice President of North American Sales (from 2000 to 2004), and President and General Manager over SCJ Canada (from 1997 to 2000). Prior to 1997, Mr. Lewis served in various other roles at SC Johnson including National Director of Special Business, Division Sales Director over the Midwest Division, Marketing Associate, Sales Director, Director of Trade Marketing and Area Manager and Division Sales Director. Mr. Lewis earned his Masters of Business Administration from the University of Colorado and his Bachelor of Science degree in Business Administration from the University of Minnesota. Mr. Lewis brings to our Board extensive experience in managing sales and international operations in a global consumer goods business. The Board believes that Mr. Lewis’s pedigree of success at every level of corporate leadership and his understanding of sales, marketing and consumer packaged goods strategies qualifies him to be on the Board.
MR. GARRY MAURO. Mr. Mauro has been an independent member of our Board since April 2008 and has served as the Chairman of the Board since November 2013. Mr. Mauro has been a practicing attorney out of Texas since 1973 and out of the District of Columbia since 2016, where he is the Managing Partner of Mauro, Archer and Associates, LLC and of Mauro, Archer, O’Neil, LLP, each of which is a D.C.-based law firm. He is also a licensed stockbroker. Mr. Mauro has been a Managing Director of EnTrust Global, a New York-based hedge fund, since 2005, and currently serves as a Senior Advisor. He has worked for over 30 years at the local, state and national levels on behalf of both private and public sector entities. From 1983 to 1999, he served as Commissioner of the Texas General Land Office overseeing the management of more than 20 million acres of state land, 18,000 oil and gas wells, and the state’s benefit program for Veterans. During his tenure as Commissioner, he also chaired the Veterans Land Board, the School Land Board, the Parks and Wildlife Board For Lease, the Texas Department of Corrections Board For Lease, the Permanent University Fund Board For Lease, the Coastal Coordination Council and the Texas Alternative Fuels Council and co-chaired the Sustainable Energy Development Council. He has received numerous honors and awards for his civic and philanthropic contributions in environmental, political and business arenas, including the “Man of the Year Award” from the Texas League of Women Voters and the “Rising Star of Texas Award” from Texas Business Magazine. In 1998, he was the Texas Democratic Party nominee for Governor. Mr. Mauro’s broad range of expertise brings to our Board experience in management and operations as well as strong leadership and oversight. The Board believes that Mr. Mauro’s extensive legal and political experience and dedicated philanthropic and leadership efforts in sustainability and environmental initiatives qualifies him to be on the Board.
Required Vote
Under our Charter and Bylaws, in a contested election, directors are elected by the vote of a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the seven nominees who receive the largest number of affirmative votes cast on the election of directors will be elected. You may not cumulate your votes for the election of directors. If you hold your shares in street name and you do not instruct your broker, bank, trustee or other nominee on how to vote on this proposal, they will not have authority to vote your shares. Withheld votes and broker non-votes will not be considered votes cast and will have no effect on this proposal.
You may vote “FOR” up to seven nominees in total. If you mark a “FOR” vote with respect to fewer than seven nominees under Proposal 1, your shares will only be voted “FOR” those nominees you have marked. If you vote “FOR” more than seven nominees, all of your votes on Proposal 1 will be invalid and will not be counted.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN DIRECTOR NOMINEES ABOVE.

PROPOSAL 2 - ADVISORY VOTE AS TO OUR EXECUTIVE COMPENSATION
In accordance with SEC rules, we are requesting stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This is commonly referred to as a “Say-On-Pay” proposal.
The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Stockholders may express their views on the design and effectiveness of our executive compensation programs by voting on this proposal. Our executive compensation program is designed to attract, retain and motivate talented executives capable of providing the leadership, vision and execution necessary to achieve our business objectives and create long-term stockholder value and to ensure that total compensation is fair, reasonable and competitive. Please read the compensation tables and narrative discussion for additional details about our executive compensation program, including information about the fiscal year 2023 compensation of our named executive officers.
Accordingly, in accordance with Section 14A of the Exchange Act, we are asking our stockholders to vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve the compensation of the Company’s named executive officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion in this proxy statement around this topic.”
This Say-On-Pay vote is advisory and therefore not binding on our compensation committee or our Board. However, our Board and our compensation committee value the opinions of our stockholders and will consider the voting results for this proposal in making future compensation decisions.
An advisory vote of our stockholders was conducted at our fiscal year 2019 annual meeting of stockholders to determine the frequency at which we conduct the advisory vote on the compensation of our named executive officers, at which stockholders approved, on an advisory basis, a frequency of one year for future advisory votes on the compensation of the Company’s named executive officers. Accordingly, we have conducted and intend to conduct an advisory vote on the compensation of our named executive officers annually. The next advisory vote on the compensation of our named executive officers will occur at our fiscal year 2025 annual meeting of stockholders.
Required Vote
The non-binding advisory resolution requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has selected Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2024, and has further directed that the selection of such firm be submitted to our stockholders for ratification.
Stockholder ratification of the selection of our independent registered public accounting firm is not required. However, the audit committee is submitting this proposal to our stockholders as a matter of good corporate governance. If our stockholders do not vote on an advisory basis in favor of the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2024, the audit committee will review its future selection of an independent registered public accounting firm. Regardless of whether the selection is ratified, the audit committee in its discretion may, without resubmitting the matter for stockholders to approve or ratify, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.
We expect representatives of Deloitte to be present at the Annual Meeting and they will have the opportunity to make a statement at the Annual Meeting if they so desire. We also expect such representatives to be available to respond to appropriate questions. We do not expect representatives of WSRP to be present at the Annual Meeting.
The aggregate fees for professional services rendered for us by Deloitte are described in the Audit Related Matters section of this proxy statement.
Required Vote
The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2024 requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024.

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO
THE 2017 LONG-TERM INCENTIVE PLAN
Our Board is recommending that our stockholders approve an amendment to the 2017 Plan to increase the number of shares of our common stock that are available for issuance under the 2017 Plan by [1,136,000] shares. If the amendment is approved by stockholders, the maximum number of shares available for issuance under the 2017 Plan would increase from 3,967,000 to [5,103,000] (which includes 475,000 shares previously reserved for issuance under our 2010 Long-Term Incentive Plan that have become available under the 2017 Plan). Our Board approved the amendment on September 7, 2023 (the “Amendment”), subject to stockholder approval.
As of the Record Date, there were awards with respect to [71,500] option shares and [1,570,709] shares of restricted stock and restricted stock units outstanding under the 2017 Plan, assuming at-target achievement of outstanding performance-based awards. As of the Record Date, the number of shares available for grant under the 2017 Plan was [304,120] shares, assuming that all performance-based restricted stock units vest at 200% of target (maximum performance achievement), or [653,393] shares assuming target (100%) achievement level. The fair market value of a share of our common stock (as determined by the closing price quoted on the Nasdaq on such date) was $[●].
Our Board believes the proposed share increase is necessary to the long-term health of our Company in order to support the effectiveness of our executive and director compensation programs. We provide long-term incentives to our executives, employees, advisors and directors in the form of equity compensation, which we believe aligns their interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified service providers.
Having an adequate number of shares available for future grants is necessary to promote our long-term success and the creation of stockholder value by:
•Enabling us to continue to attract and retain the services of key employees and other service providers who would be eligible to receive grants;
•Aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of our common stock;
•Motivating participants, through equity incentive awards, to achieve long-term growth in the company’s business, in addition to short-term financial performance; and
•Providing a long-term equity incentive program that is competitive as compared to other companies with who we compete for talent.
The proposed share increase is intended to provide us with an equity pool that will last for two years (fiscal year 2024 through fiscal year 2025 award cycles).
Expected grant requirements for the next two award cycles were estimated based on historic and projected future burn rates; however, circumstances such as a significant change in our stock price or employee turnover could cause the share reserve to be used more quickly or slowly.
Currently, the shares available for issuance and number of awards outstanding as a percentage of the Company’s common stock outstanding as of the Record Date is [18.1]%. If this proposal is approved by our stockholders, the potential additional dilution to stockholders would increase by [9.0]% to [27.1]%. Our Board believes that the number of additional shares being requested represents a reasonable amount of potential equity dilution and will enable us to continue promoting long-term success and stockholder value creation through equity compensation vehicles.
The approximate impact of the requested share reserve for the 2017 Plan on stockholder dilution is shown in the below table (the below figures are a percentage of our outstanding shares as of the Record Date and include outstanding awards under our 2017 Plan):

Dilutive effect of new reserve shares under the 2017 Plan	[9.0]	%
Total potential dilution (including currently outstanding equity compensation awards)	[27.1]	%
Of note, the previously awarded and anticipated grants of performance-based restricted stock units are reserved in the equity count and dilution calculation at the potential achievement level of 200% of the target shares issued.

The complete text of the 2017 Plan, as proposed to be amended, is attached as Annex B to this proxy statement. Stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to the complete text of the 2017 Plan. If there is any inconsistency between the description of the 2017 Plan included in this proxy statement and the terms of the 2017 Plan, the terms of the 2017 Plan shall govern.
Key features of the 2017 Plan include:
•Equity Awards must be granted with a vesting period of at least one year;
•Individual annual limits for cash award maximum value at $1,000,000;
•Prohibition on issuance of discounted options/SARS;
•Prohibition on repricing and cash buyouts;
•Prohibition on dividend payments on unvested shares; and
•Shares used to pay the exercise price of an option or stock appreciation right granted under either the 2017 Plan or the Company’s 2010 Long-Term Incentive Plan (the “2010 Plan”), or to satisfy tax withholding obligations for an option or stock appreciation right granted under the 2017 Plan or the 2010 Plan will not become available for future grant under the 2017 Plan.
Description of the 2017 Plan
On December 6, 2016, our Board approved the 2017 Plan, which was subsequently approved by our stockholders at our fiscal year 2017 Annual Stockholders Meeting. The 2017 Plan permits the discretionary award of incentive stock options, non-statutory stock options, restricted stock, stock units, stock appreciation rights and performance-based cash awards to eligible service providers.
General Plan Administration
Eligibility to Receive Awards. Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2017 Plan. The compensation committee determines, in its discretion, the eligible persons who will be granted awards under the 2017 Plan. As of the Record Date, approximately [50] employees (including each of our executive officers) and each of our non-employee directors were eligible to participate in the 2017 Plan.
Administration of the 2017 Plan. Our Board has determined that its compensation committee will administer the 2017 Plan. Subject to the terms of the 2017 Plan, the compensation committee has the sole discretion, among other things, to:
•select the individuals who will receive awards;
•determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);
•correct any defect, supply any omission, or reconcile any inconsistency in the 2017 Plan or any award agreement;
•accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate; and
•interpret the provisions of the 2017 Plan and outstanding awards.
The compensation committee may also use the 2017 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates. In addition, awards are subject to our recoupment policy which we adopted in August 2022. We will indemnify the members of our Board, the compensation committee and their delegates to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2017 Plan.
Shares Available for Issuance
Subject to the adjustment provisions in the 2017 Plan, our stockholders are being asked to approve an increase in the number of shares available under the 2017 Plan of [1,136,000,] such that the maximum number of shares available for issuance under the 2017 Plan is [5,103,000], which includes 475,000 shares previously reserved for issuance under the 2010 Plan that have become available for grant under the 2017 Plan.
Under the 2017 Plan, the following shares will become available for future grants under the 2017 Plan: (1) shares subject to an award that is forfeited or terminated for any reason other than being exercised; (2) shares subject to a stock unit award that are not issued in settlement of such award; and (3) shares surrendered by a participant or withheld by the company to satisfy any withholding tax obligation with respect to an award other than an option or stock appreciation right. Additionally, the following shares will not become available for future grant under the 2017 Plan: (1) shares delivered to the Company to pay the exercise price of an option (including options granted under the 2010 Plan) or withheld by the company to satisfy the tax withholding obligation with respect to an option or stock appreciation right (including an option or stock appreciation right granted under the 2010 Plan); (2) shares subject to a stock appreciation right that are not issued in connection with the settlement or exercise, as applicable, of such right; and (3) shares purchased on the open market with cash proceeds from the exercise of an option.
In the event of a subdivision of the outstanding shares, stock dividend, dividend payable in a form other than shares in an amount that has a material effect on the price of the shares, consolidation, combination or reclassification of the shares, recapitalization, spin-off, or other similar occurrence, then the number and class of shares issued under the 2017 Plan and subject to each award, along with any exercise prices and repurchase prices, as well as the number and class of shares available for issuance under the 2017 Plan, shall each be equitably and proportionately adjusted by the compensation committee.
Types of Awards
Awards issued under the 2017 Plan will be evidenced by a written agreement entered into between our Company and the participant. Such agreements will recite the specific terms and conditions of the award.
Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The compensation committee will determine the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of our common stock on the date of grant of the stock option.
Stock options granted under the 2017 Plan may be either incentive stock options, or “ISOs,” or non-statutory stock options, or “NSOs.” As required by the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations, ISOs are subject to various limitations. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant and the ISO must expire not later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. The 2017 Plan, as proposed to be amended, provides that no more than [5,103,000] shares may be issued pursuant to the exercise of ISOs, subject to the 2017 Plan’s share recycling provision.
A stock option granted under the 2017 Plan cannot be exercised until it becomes vested. The compensation committee establishes the vesting schedule of each stock option at the time of grant, subject to the minimum vesting requirement described below. The maximum term life for stock options granted under the 2017 Plan may not exceed 10 years from the date of grant.
The exercise price of each stock option granted under the 2017 Plan must be paid in full at the time of exercise, either with cash or through a broker-assisted “cashless” exercise and sale program, or through another method approved by the compensation committee. The optionee must also make arrangements to pay any taxes that we are required to withhold at the time of exercise.
Stock Appreciation Rights. A stock appreciation right, or “SAR,” is the right to receive, upon exercise, an amount equal to the excess of the fair market value of the shares of common stock on the date of the SAR’s exercise over the fair market value of the shares of common stock covered by the exercised portion of the SAR on the date of grant. The compensation committee determines the terms of SARs including the exercise price (provided that such per share exercise price cannot be less than the fair market value of our common stock on the date of grant), the vesting and the term of the SAR, subject to the minimum vesting requirement described below. The maximum term life for SARs granted under the 2017 Plan may not exceed 10 years from the date of grant. The compensation committee may determine that a SAR will only be exercisable if our Company satisfies performance goals established by the compensation committee. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the compensation committee may determine.
Restricted Stock. Awards of restricted stock are shares of common stock that vest in accordance with the terms and conditions established by the compensation committee. The compensation committee also will determine any other terms and conditions of an award of restricted shares. In determining whether an award of restricted shares should be made, and/or the vesting schedule for any such award, the compensation committee may impose whatever conditions to vesting as it determines to be appropriate, subject to the minimum vesting requirement described below. For example, the compensation committee may determine that an award of restricted shares will vest only if our Company satisfies performance goals established by the compensation committee.

Stock Units. Stock units are the right to receive an amount equal to the fair market value of the shares covered by the stock unit at some future date after the grant. The compensation committee will determine all of the terms and conditions of an award of stock units, including the vesting period, subject to the minimum vesting requirement described below. Upon each vesting date of a stock unit, the holder thereof will be entitled to receive an amount equal to the then fair market value of the shares on the settlement date. The compensation committee may determine that an award of stock units will vest only if our Company satisfies performance goals established by the compensation committee. Payment for vested stock units may be in shares of common stock or in cash, or any combination thereof, as the compensation committee may determine. Settlement of stock units will generally occur within 30 days of vesting unless the participant has timely elected to defer such compensation.
Cash Awards. We may also award cash-based performance bonus opportunities to participants under the 2017 Plan. Such awards will be (1) payable in cash and (2) paid based on achievement of performance goal(s) applying the performance criteria specified below.
Performance Goals and Annual Grant Limits. The 2017 Plan specifies performance goals that the compensation committee could include in awards, which goals were originally included in the 2017 Plan in order to qualify certain awards granted hereunder as “performance-based compensation” under Code Section 162(m) for purposes of maximizing our corporate tax deduction of amounts paid to our executive officers. With the Tax Cuts and Jobs Act of 2017, the ability to structure future awards as qualifying performance-based compensation was eliminated. The performance goal criteria included in the 2017 Plan are:

operating income	earnings before interest, taxes, depreciation and amortization	earnings
cash flow	market share	sales or revenue, including with respect to a particular product, business line, geography or market
expenses	cost of goods sold	profit/loss or profit margin
working capital	return on equity or assets or investment	earnings per share
economic value added	stock price including without limitation total stockholder return	price/earnings ratio
debt or debt-to-equity	accounts receivable	write-offs
cash	assets	liquidity
operations	research or related milestones	business development
intellectual property	product development	regulatory activity
information technology	financings	product quality control
management	human resources	corporate governance
compliance program	legal matters	internal controls
policies and procedures	accounting and reporting	strategic alliances, licensing and partnering
site, plant or building development	corporate transactions including without limitation mergers, acquisitions, divestitures and/or joint ventures	customer satisfaction
capital expenditures	Company advancement milestones
The 2017 Plan imposes certain annual grant limits on awards, which limits were intended to permit plan awards to qualify as performance-based compensation under Code Section 162(m) prior to the amendment of that section in 2017. No individual employee may be granted awards covering more than 300,000 shares subject to each type of equity award specified under the 2017 Plan (stock options, SARs, restricted stock awards and stock units) during a single fiscal year, with such number doubled in the year in which the employee is, as applicable, first hired or promoted to a position such that their compensation would be subject to the deduction limitation imposed by Code Section 162(m). In addition, no individual employee may be granted awards covering more than 600,000 shares during any single fiscal year.
In addition, the fiscal year-based annual limit on the value of cash awards granted under the 2017 Plan to any individual employee is $5,000,000.
It is within the committee’s authority to award or grant compensation under the 2017 Plan that may not be fully deductible by us under Code Section 162(m). See also the discussion under the heading “Certain Federal Income Tax Information-Internal Revenue Code Section 162(m) Considerations” below for further information on Code Section 162(m).

Minimum Vesting Requirement for Awards. Awards granted under the 2017 Plan on or after July 1, 2018 are subject to a minimum vesting requirement that provides that the award may not vest, become exercisable or be settled prior to the first anniversary of the grant date for the award. The minimum vesting requirement does not apply to the following: (1) up to 5% of the aggregate number of shares reserved for issuance under the 2017 Plan; (2) in the context of a change of control or similar acquisition of our Company; or (3) with respect to an award held by a participant whose service with us terminates as a result of his or her death or disability.
Limited Transferability of Awards. Awards granted under the 2017 Plan generally are not transferable other than upon death, or pursuant to a court-approved domestic relations order. However, the compensation committee may in its discretion permit awards other than ISOs to be transferred. Generally, where transfers are permitted, they will be permitted only by gift to a member of the participant’s immediate family or to a trust or other entity for the benefit of the member(s) of the participant’s and/or his or her immediate family.
Termination of Employment, Death or Disability. The compensation committee will determine the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, disability or retirement, and the status of the award as vested or unvested.
Corporate Transaction. In the event that our Company is a party to a merger or other reorganization, outstanding 2017 Plan awards will be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for (1) the continuation of the outstanding awards if our Company is a surviving corporation, (2) the assumption of the outstanding awards by the surviving corporation or its parent, or (3) cancellation of outstanding awards with or without consideration, in all cases with or without the consent of the participant. The compensation committee will decide the effect of a change in control of our Company on outstanding awards. In the event our Company is a party to a change in control transaction and there is no assumption, substitution or continuation of outstanding equity awards, (1) with respect to awards with service-based vesting conditions, such awards shall accelerate and vest in full and (2) with respect to awards with performance-based vesting conditions, such awards shall accelerate and vest based on the greater of (A) target achievement or (B) actual achievement, measured as of either the end of the applicable performance period (if ended prior to the change in control) or the effective date of the change in control.
Term of the 2017 Plan. The 2017 Plan will continue in effect until December 5, 2026 or until earlier terminated by our Board.
Governing Law. The 2017 Plan is governed by the laws of the State of Utah.
Amendment and Termination of the 2017 Plan. Our Board generally may amend or terminate the 2017 Plan at any time and for any reason, except that our Board must obtain stockholder approval of certain material amendments, including any addition of shares, expansion of the class of persons eligible to participate, or any repricing or as may be required by applicable stock exchange rules.
Certain Federal Income Tax Information
The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to the Company and to U.S. participants for awards granted under the 2017 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. The Company advises participants to consult with their own tax advisors regarding the tax implications of their awards under the 2017 Plan.
Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and the fair market value of the stock. Any additional gain or loss recognized upon any later disposition of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares have been held by the participant. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

Nonstatutory Stock Options. A participant who receives an NSO generally will not realize taxable income on the grant of such option but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the participant.
Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the value of the shares or other consideration received. Any additional gain or loss recognized upon any later disposition of any shares received will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the participant.
Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to a Code Section 83(b) election. Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares received minus any amount paid for the shares.
Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the vested stock units.
Income Tax Effects for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an NSO). As described herein, Code Section 162(m) may limit the deductability of awards granted under the 2017 Plan.
Internal Revenue Code Section 162(m) Considerations. Code Section 162(m) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain of the company’s executive officers in any one fiscal year. Prior to the Tax Cuts and Jobs Act of 2017, there was an exception to the $1,000,000 limitation for performance-based compensation, including options, meeting certain requirements. The exemption from the Code Section 162(m) deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation to our CEO and certain other executive officers in excess of $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Internal Revenue Code Section 409A. Code Section 409A governs the federal income taxation of certain types of non-qualified deferred compensation arrangements. A violation of Code Section 409A generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed plus possible penalties and interest. The types of arrangements covered by Code Section 409A are broad and may apply to certain awards available under the 2017 Plan (such as stock units). The intent is for the 2017 Plan, including any awards available thereunder, to comply with the requirements of Code Section 409A to the extent applicable. As required by Code Section 409A, certain non-qualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.
New Plan Benefits
Because the 2017 Plan is discretionary, benefits to be received by individual participants are not determinable. However, on the date of the Annual Meeting, each of our non-employee directors will receive a restricted stock award pursuant to our non-employee director compensation program (described in the “Director Compensation” section of this proxy statement) for a number of shares of our common stock equal to $75,000 divided by the average closing price of our common stock for each of the ten trading days ending before the date of the Annual Meeting. To date, no grants have been made under the 2017 Plan with respect to the additional shares that are subject to this proposal.
Additional Equity Plan Information
In August 2023, our compensation committee issued fiscal year 2024 equity grants to our employees. The following table provides certain additional information regarding our equity compensation plans, excluding the 2019 Employee Stock Purchase Plan:

As of [the Record Date]
Total Stock Options Outstanding	[71,500]
Weighted-Average Exercise Price of Stock Options Outstanding	$[4.44] per share
Weighted-Average Remaining Duration of Stock Options Outstanding	[4.41] years
Total Restricted Stock and Restricted Stock Units (including PRSUs) Outstanding	[1,570,709]
Total Shares Available for Grant Under the 2017 Long-Term Incentive Plan [1]	[304,120]
1.Total shares available for grant if outstanding performance-based restricted stock units (“PRSUs”) vest at 200% of target. If the PRSUs vest at 100%, total shares available for grant would be [653,393]. There are no shares available for grant under other plans.
Required Vote
The proposed amendment to the 2017 Plan requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal. In the event that stockholder approval is not obtained, we may not issue more than [3,967,000] shares of our common stock under the 2017 Plan.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2017 PLAN.

PROPOSAL 5 – RATIFICATION OF THE STOCKHOLDER RIGHTS PLAN
On August 30, 2023, the Board adopted the Rights Plan and declared a dividend distribution of one preferred share purchase right (each, a “Right”) for each outstanding share of our common stock to stockholders of record at the close of business on September 11, 2023.
While stockholder ratification of the Rights Plan is not required under Delaware law or pursuant to the terms of the Rights Plan, the Board has determined to seek stockholder ratification of the Rights Plan in furtherance of good corporate governance. As the Rights Plan is not conditioned upon stockholder approval, the Rights Plan will not expire pursuant to its terms if it is not ratified by stockholders. However, the Board has committed to terminating the Rights Plan on the day after the Annual Meeting, unless stockholders have voted to ratify the Rights Plan at the Annual Meeting.
Purpose of the Rights Plan
The Rights Plan is similar to plans adopted by other public companies and is intended to protect the interests of the Company and all of its stockholders. Further, the Rights Plan is intended to enable all of our stockholders to realize the long-term value of their investment in the Company.
The Board believes that it is in the best interests of the Company and all stockholders to ratify the Rights Plan for the following reasons:
•Deters a Creeping Acquisition of Control: The Rights Plan reduces the likelihood that any entity, person or group gains control of, or significant influence over, the Company through open-market accumulation, or other means without appropriately compensating all of the Company’s stockholders for control. As a result of the Rights Plan, no entity, person or group can acquire beneficial ownership (as defined in the Rights Plan) of 12% (or 20% in the case of certain passive investors) or more of the common stock. In addition, the Rights Plan encourages anyone seeking to gain a significant interest in the Company to negotiate directly with the Board prior to attempting to control or significantly influence the Company.
•Positions the Board to Fulfill its Fiduciary Duties: The Rights Plan helps ensure that the Board has sufficient time to make informed, deliberate decisions that are in the best interests of the Company and all of its stockholders. The Rights Plan is not intended to deter offers that are fair and otherwise in the best interests of all stockholders, but does give the Board the ability to defend stockholders against abusive or coercive takeover tactics by a potential acquirer that could be used to gain control of the Company without the acquirer paying all stockholders a fair price for their shares. The Rights Plan does not preclude the Board from considering an offer that recognizes the full value of the Company.
Summary of the Rights Plan
The Rights will be issued pursuant to the Rights Plan. Set forth below is a summary of the principal terms of the Rights Plan, but this summary is a general description only and is qualified in its entirety by the full text of the Rights Plan, a copy of which is attached to this proxy statement as Annex C and is incorporated herein by reference. See Annex C for more detailed information.
The Rights
Under the Rights Plan, the Company shall issue one Right with respect to each outstanding share of our common stock as of September 11, 2023. Until the Distribution Date (as defined below) (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock.
Until the Distribution Date (or earlier expiration of the Rights), new common stock certificates issued after September 11, 2023 upon transfer or new issuances of common stock will contain a notation incorporating the Rights Plan by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of common stock (or book entry shares of common stock) outstanding as of September 11, 2023 will also constitute the transfer of the Rights associated with the shares of common stock represented thereby. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and such separate rights certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date.
Separation and Distribution of Rights; Exercisability
Subject to certain exceptions, the Rights become exercisable and trade separately from the common stock only upon the “Distribution Date,” which occurs upon the earlier of:

•ten business days following a public announcement that a person, or group of affiliated or associated persons, has acquired beneficial ownership of 12% (or 20% in the case of certain passive investors) or more of the outstanding shares of common stock (any such person, or group of affiliated or associated persons, an “Acquiring Person”); or
•ten business days (or such later date as may be determined by action of the Board prior to such time as any person, or group of affiliated or associated persons, becomes an Acquiring Person) following the commencement of, or public announcement of an intention to make, a tender or exchange offer, the consummation of which would result in any person, or group of affiliated or associated persons, becoming an Acquiring Person.
An Acquiring Person does not include, among others: the Company, any subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company or any person that, as of prior to the first public announcement of the adoption of the Rights Plan, beneficially owned 12% (or 20% in the case of certain passive investors) or more of the outstanding shares of common stock, including in the form of synthetic interests through derivative positions. Notwithstanding the foregoing, such person would be an “Acquiring Person” if such person, at any time after the first public announcement of the adoption of the Rights Plan, becomes the beneficial owner of additional shares of common stock representing 0.5% or more of the shares of common stock then outstanding. In addition, the Rights Plan provides that no person, or group of affiliated or associated persons, will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person, or group of affiliated or associated persons, will not be an Acquiring Person if the Board determines that such person, or group of affiliated or associated persons, has become an Acquiring Person inadvertently and such person, or group of affiliated or associated persons, as soon as practicable divests a sufficient number of shares so that such person, or group of affiliated or associated persons, would no longer be an Acquiring Person.
Certain synthetic interests in securities created by derivative positions are treated under the Rights Plan as beneficial ownership of the number of shares of the common stock equivalent to the economic exposure created by the derivative security, to the extent actual shares of common stock are directly or indirectly beneficially owned by a counterparty to such derivative security.
Expiration
The Rights will expire on August 28, 2024 (the “Final Expiration Date”), unless the Final Expiration Date is advanced or extended, or the Rights are earlier redeemed or exchanged by the Company as described below.
Consequences of a Person or Group Becoming an Acquiring Person
In the event that a person, or group of affiliated or associated persons, becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of common stock having a market value of two times the purchase price of the Right.
In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the purchase price of the Right.
Anti-dilution Adjustments
The purchase price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (1) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock, (2) upon the grant to holders of the preferred stock of certain rights or warrants to subscribe for or purchase preferred stock at a price, or securities convertible into preferred stock with a conversion price, less than the then-current market price of the preferred stock or (3) upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in preferred stock) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in such purchase price. No fractional shares of preferred stock or common stock will be issued (other than fractions of preferred stock which are integral multiples of one one-thousandth of a share of preferred stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the preferred stock or the common stock.

Redemption
At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of common stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Exchange
At any time after any person, or group becomes an Acquiring Person and prior to the Company being acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold or the acquisition by the Acquiring Person of 50% or more of the outstanding shares of common stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of common stock or preferred stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of common stock, or a fractional share of preferred stock (or other preferred stock) equivalent in value thereto, per Right.
Qualifying Offer Provision
In the event the Company receives a Qualifying Offer (as defined in the Rights Plan) and the Company does not redeem the outstanding Rights, the Company may exempt such Qualifying Offer from the Rights Plan, or call a special meeting of stockholders to vote on whether or not to exempt such Qualifying Offer from the Rights Plan, in each case within 90 days of the commencement of the Qualifying Offer (the “Board Evaluation Period”). The holders of record of 20% or more of the outstanding common stock (excluding shares of common stock that are beneficially owned by the person making the Qualifying Offer) may submit a written demand directing the Board to submit a resolution exempting the Qualifying Offer from the Rights Plan to be voted upon at a special meeting to be convened within ninety days following the last day of the Board Evaluation Period (the “Special Meeting Period”). The Board must take the necessary actions to cause such resolution to be submitted to a vote of stockholders at a special meeting within the Special Meeting Period; however, the Board may recommend in favor of or against or take no position with respect to the adoption of the resolution, as it determines to be appropriate in the exercise of its fiduciary duties.
No Rights as Stockholder
Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
Amendment of the Rights Plan
For so long as the Rights are redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Plan in any manner that does not adversely affect the interests of holders of the Rights.
Required Vote
The ratification of the Rights Plan requires a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes will not be considered votes cast and will have no effect on this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE RIGHTS PLAN.

CORPORATE GOVERNANCE
Director Independence
The Nasdaq Stock Market Rules (the “Nasdaq Rules”) require that a majority of the members of our Board qualify as “independent,” as affirmatively determined by our Board. Our Board has determined that each of Mses. Brockovich and Latham and Messrs. Beindorff, Greer, Lewis and Mauro is an “independent director” under Nasdaq Rules.
Board Leadership Structure and Role in Risk Oversight
The leadership of our Board is currently structured such that the chair of our Board and chief executive officer positions are separated. Mr. Mauro, an independent director, has served as chair of our Board since November 2013. We believe having an independent chair of our Board has provided our Board with consistent, experienced and independent leadership that enhances the effectiveness of our Board. Our corporate governance guidelines do not require our Board to choose an independent chair or to separate the roles of chair and chief executive officer, but our Board believes this leadership structure is the appropriate structure for our Company at this time, and plans to keep the roles separated in fiscal year 2024. Pursuant to our corporate governance guidelines, our Board may choose its chair in any manner that it deems to be in the best interests of our Company. If, in the future, the chair of our Board is not an independent director, our Board may designate an independent director to serve as a lead independent director.
Our Board is responsible for oversight of risks facing our Company, while our management is responsible for day-to-day management of risk. Our Board directly administers its risk oversight function. In addition, the risk oversight function is also administered through the standing committees of our Board, which oversee risks inherent in their respective areas of responsibility, reporting to our Board regularly and involving our Board as necessary. For example, the audit committee oversees our financial exposure, financial reporting related risks, and information technology security risk, and the compensation committee oversees risks related to our compensation programs and practices. Our Board directly oversees our strategic and business risk, including geographic, product development and regulatory risks, through regular interactions with our management and, from time-to-time, input from independent advisors. We believe our Board’s leadership structure supports its role in risk oversight, with our President and Chief Executive Officer and our Chief Financial Officer primarily responsible for assessing and managing risks facing our Company on a day-to-day basis and the chair and other members of our Board providing oversight of such risk management.
Non-Employee Director Equity Ownership Policy
Our corporate governance guidelines require that our non-employee directors own a number of shares of our common stock having a value at least equal to five times (5x) the annual base cash compensation for serving as a non-employee director. For purposes of this policy, (1) the per-share value is calculated as the average closing price of our common stock over the 20 trading days immediately preceding the date of calculation and (2) “shares” include shares of our common stock owned outright by the non-employee director or his or her immediate family members residing in the same household, shares of our common stock held in trust for the benefit of such non-employee director or his or her immediate family members, the vested portion of restricted stock and restricted stock units, the “in-the-money” value of vested stock options, and unvested restricted stock units or restricted stock to the extent such stock units or restricted stock are awarded in settlement of a cash award earned by such non-employee director.
Until such time as a non-employee director has achieved and thereafter continues to maintain the ownership target, he or she is required to retain direct ownership of all the “net shares” of our common stock he or she receives as a result of the exercise, vesting or payment of equity awards. “Net shares” means those shares that remain after shares are sold or withheld, as the case may be, solely to (1) pay any applicable exercise price for an equity award (e.g., stock options, stock appreciation rights) or (2) satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award.
Board Conflicts of Interest Policy
Our Board has adopted a conflicts of interest policy for directors that prohibits directors from engaging in any activity that creates an actual or perceived conflict of interest with our Company, and each director is required to notify the Board before engaging in any activity that could reasonably be assumed to create a potential conflict of interest. Specifically, without prior approval from the Board, each director is prohibited from engaging in any activity that is in direct competition with our Company or serving in any capacity (including, but not limited to, as an employee, consultant, advisor, director, representative, agent, influencer, or advertiser) in any company or entity that competes directly or indirectly with us, as reasonably determined by a majority of the disinterested board members.
Meetings of Our Board and Committees

During the last fiscal year, our Board held six Board meetings. Our Board also acts by unanimous written consent from time to time. Each director who currently serves on our Board attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he or she has been a director) and (2) the total number of meetings held by all committees of our Board on which such director served (held during the periods that he or she served).
Committees of Our Board
Our Board has an audit committee, a nominating and corporate governance committee, and a compensation committee.
Audit Committee
The audit committee was established by our Board in accordance with Section 3(a)(58)(A) of the Exchange Act. At the end of the last fiscal year and as of the date hereof, the members of our audit committee consisted of Messrs. Lewis, Beindorff and Mauro, with Mr. Lewis serving as chair. Our Board has determined that all three members of the audit committee qualify as “independent” under Nasdaq Rules. Our Board has also determined that each member of the audit committee meets the financial literacy and sophistication requirements set forth in the Nasdaq Rules and that Mr. Lewis qualifies as “audit committee financial expert,” as that term is defined by SEC rules. Our Board made a qualitative assessment of Mr. Lewis’s level of knowledge and experience based on a number of factors, including his formal education and his other prior professional experience. The audit committee met five times during our last fiscal year. Our audit committee also acts by unanimous written consent from time to time.
The audit committee operates under a written charter adopted by our Board that is available on our website at http://investor.lifevantage.com/corporate-governance. Our website does not constitute part of this proxy statement.
The audit committee has the following authority and responsibilities:
a.monitor the integrity of the Company’s financial statements;
b.review and monitor compliance with legal and regulatory requirements;
c.evaluate the independent auditor’s qualifications and independence;
d.review and monitor the performance of the Company’s internal audit function and independent auditors;
e.oversee the Company’s risk assessment and risk management programs for identified financial and operational risk exposures and risks related to the Company’s information systems;
f.oversee the Company’s financial processes, controls and reporting;
g.prepare an audit committee report as required by the SEC to be included in the Company’s public filings;
h.review and approve all significant or material related party transactions;
i.review and evaluate, on a periodic basis as determined appropriate its own performance and that of its members, including compliance with the committee charter;
j.review and maintain our code of conduct and Foreign Corrupt Practices Act and insider trading policies, and approve any changes to the code and policies; and
k.perform certain other duties enumerated in the written charter.
Nominating and Corporate Governance Committee
At the end of the last fiscal year and as of the date hereof the nominating and corporate governance committee consisted of Ms. Brockovich and Messrs. Greer and Mauro, with Mr. Greer serving as chair. Our Board has determined that all members of the nominating and governance committee qualify as “independent” under Nasdaq Rules. As long as our common stock remains publicly traded, each member of the nominating and corporate governance committee will (1) qualify as an “independent” director as defined under applicable Nasdaq Rules and (2) qualify as a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act. The nominating and corporate governance committee met four times during our last fiscal year. Our nominating and corporate governance committee also acts by unanimous written consent from time to time.
The nominating and corporate governance committee operates under a written charter adopted by our Board that is available on our website at http://investor.lifevantage.com/corporate-governance. Our website does not constitute part of this proxy statement.

The purpose of the nominating and corporate governance committee is to (1) identify individuals qualified to serve as members of our Board, (2) recommend nominees for election as directors, (3) evaluate our Board’s performance, (4) develop and recommend to our Board corporate governance guidelines and (5) provide oversight with respect to the evaluation of our Board, management, corporate governance and ethical conduct including overseeing the environmental, corporate and social responsibility, health and safety and sustainability initiatives of the company. In the process of performing its duties, the committee has engaged and may engage in the future, third-party board governance experts to evaluate board composition, analyze board contributions and review board activities and practices.
The nominating and corporate governance committee has the following authority and responsibilities:
a.identify and evaluate individuals qualified to serve as members of our Board (including individuals nominated by stockholders in proposals made in writing to our Secretary that are timely received and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to the nominee’s qualifications and in compliance with applicable laws) and establish a process for recruiting suitable candidates to our Board, including identifying the characteristics and skills required by our Board and those existing on our Board;
b.identify and recommend for our Board’s selection nominees for election as directors at the meeting of stockholders at which directors are to be elected;
c.recommend to our Board the appointment of directors to committees of our Board and, as appropriate, recommend rotation or removal of directors from such committees;
d.cause to be prepared and recommend to our Board the adoption of corporate governance guidelines, and periodically review and assess the guidelines and recommend changes for approval by our Board;
e.oversee an annual evaluation of its performance and that of our Board, including the individual members of our Board, and discuss the evaluation with our Board;
f.provide minutes of meetings of the committee to our Board, and report regularly to our Board with respect to significant actions and determinations made by the committee;
g.at least annually, to review and reassess the charter of the committee and, if appropriate, recommend changes to our Board;
h.make recommendations to our Board regarding issues of management succession;
i.periodically review our compliance with applicable corporate governance listing requirements of Nasdaq;
j.review any stockholder proposals received for inclusion in our proxy materials and approve any responses to such proposals;
k.periodically review our structural defenses and recommend any changes to our Board that the committee deems advisable; and
l.oversee the initiatives associated with environmental, sustainability, corporate social responsibility, and health and safety initiatives.
Compensation Committee
At the end of the last fiscal year and as of the date hereof, the members of the compensation committee consisted of Ms. Latham and Messrs. Beindorff and Greer, with Mr. Beindorff serving as chair. Our Board has determined that all members of the compensation committee qualify as “independent” under Nasdaq Rules. As long as our common stock remains publicly traded, each member of the compensation committee will (1) qualify as an “independent” director as defined under applicable Nasdaq Rules or the listing standards of such other national securities exchange or inter-dealer quotation system on which our common stock is then-listed (the “Applicable Listing Standards”) and applicable rules and regulations of the SEC, (2) satisfy any additional more stringent requirements applicable to members of the compensation committee under the Applicable Listing Standards, (3) qualify as a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and (4) qualify as an “outside director” under Treasury Regulation Section 1.162-27(e)(3) promulgated under Section 162(m) of the Code. During our last fiscal year, the compensation committee met six times. Our compensation committee also acts by unanimous written consent from time to time.
The compensation committee operates under a written charter adopted by our Board that is available on our website at http://investor.lifevantage.com/corporate-governance. Our website does not constitute part of this proxy statement. The charter of the compensation committee provides that the compensation committee has the overall responsibility of our Board relating to compensation for our executive officers and non-employee directors.
The compensation committee has the following authority and responsibilities:
a.periodically review our compensation philosophy and strategy;
b.determine, or review and recommend to our Board for its determination, on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer. The committee evaluates at least once a year our Chief Executive Officer’s performance in light of these established goals and objectives and, based upon these evaluations, reviews and recommends to the independent members of our Board for approval, our Chief Executive Officer’s compensation, including base salary, annual and long term incentive compensation. Our Chief Executive Officer is not present during the portion of any meeting of the committee during which it will vote upon or deliberate upon the compensation of the Chief Executive Officer;
c.determine, or review and recommend to our Board for its determination, on an annual basis the evaluation process and compensation structure for our executive officers other than our Chief Executive Officer. The committee evaluates the performance of these executive officers and reviews and recommends, as appropriate to our Board for approval, the compensation, including salary, bonus, incentive and equity compensation, for such executive officers. The committee considers the proposals for the compensation of such executive officers submitted to the committee by our Chief Executive Officer;
d.review and approve the initial compensation, including salary, bonus, incentive and equity compensation, for newly hired employees who are proposed to be executive officers of our Company (other than a proposed newly hired Chief Executive Officer). The committee considers the proposals for compensation of such proposed newly hired executive officers submitted to the committee by our Chief Executive Officer;
e.provide general oversight of management’s decisions concerning the performance and compensation of our other officers, employees, consultants and advisors. The committee may delegate its authority on these matters with regard to non-officer employees and consultants to our officers and other appropriate supervisory personnel;
f.if and to the extent we are required to include a Compensation Discussion and Analysis (“CD&A”) section in our annual proxy statement, (1) review and discuss with management the CD&A and other required compensation disclosures, (2) based on that review and discussion, recommend to our Board whether such CD&A be included in that proxy statement (if applicable), and (3) review and approve the disclosure required by SEC rules and regulations;
g.oversee on an annual basis management’s recommendations for the salary range of non-officer employees by pay grade, percent merit increases and annual incentive pools;
h.review our incentive compensation and stock-based plans and approve, or recommend to our Board for its approval, adoption of or changes in such plans, as needed; provided the adoption or amendment of a plan that results in reservation of additional shares of our common stock for issuance thereunder shall be approved by our Board. The committee has and exercises all the authority of our Board with respect to the administration of such plans;
i.select, retain and terminate such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion. The committee may invite such consultants and advisors to attend its meetings or to meet with any members of the committee. The committee has sole authority to approve the fees and retention terms relating to such consultants and advisors;
j.except with respect to the responsibilities set forth above regarding the compensation of our Chief Executive Officer and our other executive officers, the committee may delegate its authority granted under its charter to a subcommittee of the committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described above with respect to committee members and whether such other Board members satisfy such criteria, any members of our Board);
k.review executive officer compensation for compliance with applicable laws, rules and regulations, and oversee our implementation of corporate policies affecting compensation;
l.oversee and, as needed from time to time, review and approve other compensation and benefit plans, including non-routine employment agreements, severance arrangements and change in control agreements and provisions when, and if, appropriate, as well as any special supplemental benefits;

m.review and recommend to our Board the compensation of independent non-employee directors, including annual and long term incentive compensation;
n.report regularly to our Board with respect to significant actions and determinations made by the committee;
o.annually review and evaluate the committee’s own performance and report on its conclusions in this regard to our Board;
p.periodically review, as and when required by applicable laws, rules or regulations, our risk management processes related to our compensation programs including to determine whether any such program encourages undue or inappropriate risk-taking by our personnel that is reasonably likely to have a material adverse effect on us;
q.oversee, as and when required by applicable laws, rules and regulations, our submission to, and consider the results of, stockholder votes on matters relating to compensation, including advisory votes and votes seeking approval of our compensation plans or arrangements; and
r.perform any other activities consistent with its charter, our Charter and Bylaws, Applicable Listing Standards and any other applicable law, as the committee or our Board deems appropriate.
Director Nominations
Criteria for Board Membership
In selecting candidates for appointment or election to our Board, the nominating and corporate governance committee considers the appropriate balance of experience, skills and characteristics required of our Board, and seeks to insure that a majority of the directors are independent under Nasdaq Rules, that members of the audit committee meet the financial literacy and sophistication requirements under Nasdaq Rules and that at least one member of the audit committee qualifies as an “audit committee financial expert” under SEC rules. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties, the interplay of the nominee’s experience and skills with those of other directors and the extent to which the nominee would be a desirable addition to our Board and any of its committees. Nominees for director must also be in compliance with the conflicts of interest policy that applies to our Board. See “Board Conflicts of Interest Policy” above for a description of this policy. Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating and corporate governance committee may also consider such other factors as it may deem are in the best interests of our Company and our stockholders. The nominating and corporate governance committee does not have a policy regarding board diversity, but it takes diversity of professional experience and perspective into account in identifying and selecting director nominees.
Stockholder Recommendations
The nominating and corporate governance committee will consider qualified candidates for director suggested by stockholders by applying the criteria for board membership described above. If a stockholder submits a director recommendation, the nominating and corporate governance committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be qualified, the nominating and corporate governance committee will follow the evaluation process described below. If the nominating and corporate governance committee determines the proposed nominee would be a valuable addition to our Board, based on the criteria for board membership described above and after following the evaluation process described below, it will recommend such person’s nomination to our Board.
Separately, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. Such nominations may be made only if the stockholder has given timely written notice to our Corporate Secretary containing the information required by our Bylaws, including as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such stockholder, as they appear on our books, and of such beneficial owner and the class and number of shares of our Company which are owned beneficially and of record by such stockholder and such beneficial owner. To be timely, the notice given by a stockholder must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting, except that if the date of the annual meeting is changed by more than 30 days from the anniversary date of the previous year’s meeting, such notice must be delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of 90th day prior to such annual meeting or the 10th day following the day on which we first publicly announce the date of such meeting.

Process for Identifying and Evaluating Nominees
Generally, before recommending to the Board a slate of nominees for director, the nominating and corporate governance committee will consider each incumbent director’s performance on our Board and willingness to continue in service. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating and corporate governance committee will recommend for nomination incumbent directors with skills and experience that are relevant to our business and who are willing to continue in service. If the nominating and corporate governance committee determines to seek one or more new director candidates who would add particularly desired skills, experience or attributes to our Board, if an incumbent director is not willing to stand for re-election, or if a vacancy on our Board occurs between annual stockholder meetings and our Board determines to fill such vacancy, the nominating and corporate governance committee will generally identify the desired skills and experience of a new nominee based on the criteria for Board membership described above and any specific needs of our Board at the time. Under ordinary circumstances, the nominating and corporate governance committee will then seek suggestions from other members of our Board and our senior management as to individuals meeting such criteria. Potential nominees will be selected based on input from members of our Board, our senior management and, if the nominating and corporate governance committee deems appropriate, a third-party search firm. The nominating and corporate governance committee will evaluate each potential nominee’s qualifications and check relevant references; in addition, such individuals will be interviewed by at least one member of the nominating and corporate governance committee. Under ordinary circumstances, following this process, the nominating and corporate governance committee will determine whether to recommend to our Board that a potential nominee be presented as a nominee for election by the stockholders or be appointed to fill a vacancy on our Board, as the case may be. Generally, our Board nominates for election at our annual stockholder meetings the individuals recommended by the nominating and corporate governance committee.
Stockholder Communications with the Board
Stockholders interested in communicating with our Board, a board committee, the independent directors or an individual director may do so by sending an email to our Corporate Secretary at Investor@lifevantage.com or writing to our Board, LifeVantage Corporation, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043, Attention: Corporate Secretary. Communications should specify the addressee(s) and the general topic of the communication. Our Corporate Secretary will review and sort communications before forwarding them to the addressee(s). If no particular director is named, letters will be forwarded, depending on the subject matter, to the chair of our Board or the appropriate committee, as applicable.
No Family Relationships
There are no family relationships between any of our officers and directors.
Material Proceedings
There are no material proceedings to which any director or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Involvement in Certain Legal Proceedings
Other than as described below, to our knowledge, there is no event that occurred during the past ten years with respect to any of our directors or executive officers that is required to be disclosed under Item 401(f) of Regulation S-K.
On August 30, 2022, NewAge, Inc. (“NewAge”), and its wholly-owned direct and indirect subsidiaries, filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. Carl Aure, our Chief Financial Officer, served as the Chief Accounting Officer of NewAge from December 2018 to October 2021 and, for less than one month within two years prior to NewAge’s bankruptcy filing, acted as its “acting chief financial officer”. Prior to its bankruptcy filing, NewAge traded on the Nasdaq Stock Market under the symbol “NBEV”.
Hedging and Pledging Policies
Pursuant to our Insider Trading Policy, all employees and agents, including our executive officers and directors, are prohibited from trading in publicly-traded options, such as puts or calls, or other derivative securities with respect to our securities, including hedging or similar transactions designed to decrease the risks associated with holding our securities. Employees are also prohibited from including our securities in a margin account or pledging our securities as collateral for a loan without the approval of the Company’s Compliance Officer. Further, our Insider Trading Policy prohibits any employee (including any executive officers) to engage in “short sales” and “selling short against the box” with respect to our securities. Any violation of the policies may result in disciplinary action, including dismissal for cause.

CORPORATE RESPONSIBILITY, SUSTAINABILITY AND BOARD DIVERSITY
We understand that long-term value creation for stockholders is our core responsibility. We are investing in a number of sustainability initiatives, including reducing the environmental impact of our business activities and products, improving the global human condition, providing a positive working environment and engaging with our stakeholders regarding these initiatives.
Employees: We believe that our employees are an essential asset. We have a dedicated team of professionals that support our customers and independent consultants, work to generate long-term value for our stockholders and contribute to the broader public through charitable programs, including LifeVantage Legacy – an independent charitable organization focused on bettering the lives of children throughout the world. In turn, we offer competitive compensation and guide employees to focus on the long-term goals of our stockholders and independent consultants. We have received many ‘best place to work’ awards over the years, mostly recently being named as Utah Top Workplaces by the Salt Lake Tribune.
Environment: We are committed to reducing our impact on the environment and creating awareness about sustainability. We strive to improve our environmental footprint over time and to initiate additional projects and activities that will further reduce our impact on the environment. Our commitment to the environment extends to our customers, our independent consultants, our employees, and the global communities in which we operate. We comply with applicable environmental regulations and strive to prevent pollution whenever possible. We are increasing our efforts to train our employees and independent consultants on our environmental program and empower them to contribute and participate. We are committed to continually improving over time by striving to measure our environmental impacts and by setting goals to reduce these impacts each year. Some examples of our efforts include:
•Using more easily recycled packaging for the launch of our new products in our TrueScience® line and ensuring the new products score low on the Think Dirty scale;
•Abiding by our environmental policy using the feedback from our stakeholders to help formalize our focus on sustainability and began using environmental auditing in our selection process for new partners;
•Switched to more easily recyclable bottles and cartons for product packaging, including replacing plastic bags with paper cartons for certain products and using a fully recyclable glass bottle and cap for other products;
•We continue to source shipping boxes made from Sustainable Forestry Initiative (SFI) certified corrugate material;
•Created sharable videos that our independent consultants can use with our sustainability efforts;
•Focused on working with fish oil suppliers and fisheries who are Marine Stewardship Council (MSC) certified; and
•Joined the Roundtable on Sustainable Palm Oil (RSPO) to support sustainable sources of Palm Oil.
Social/Community: We believe that our legacy is not the past, it is the future we create. This belief informed our effort to sponsor the formation of LifeVantage Legacy – an independent charitable organization focused on bettering the lives of children throughout the world. LifeVantage Legacy helps the leaders of tomorrow by touching a million lives across the world today. From simply helping a child in need to supporting initiatives that uplift entire communities, our goal is simple—give future generations the support and resources they need to live happier, healthier lives one child at a time. One of the best parts of the Company is our commitment to leaving places better than we find them.
•Hosting home building trips over the holidays with our independent consultants and their families in Puerto Penasco, Mexico where we have built over 30 homes for families in need over the past several years.
•We have partnered with local refugee foundations to provide help to repair fences, habitat upkeep, and provided needed items for school and cleaning supplies for their homes.
•At our global convention, those who attended in person were able to aid us in packing 101,000 nutrient dense meals being sent to Thailand through a nonprofit partner.
•At our Company-sponsored incentive trips, we make sure to take time and give back to the local communities. At our Elite training event in Puerto Vallarta, we spent a day working preparing local hygiene and school kits for an organization who helps provide medical care for children in the community and their families who cannot afford it.
•We have a human rights policy and vendor code of conduct to formalize our auditing and commitment to align internationally with human rights philosophies in how we conduct business. We audit our key partners each year to ensure we are partnering with those who share our values and intend to broaden our audit to all partners.

•We measured our employee’s engagement level, requested anonymous feedback during the fiscal year and implemented changes to address the feedback. We host a monthly all hands staff meeting to ensure our employees feel informed and aligned on our priorities. This meeting encourages transparent communication, which was an engagement focus for us this year.
We endeavor to continue to strengthen and improve our corporate governance and executive compensation practices. We have an equity ownership policy to reinforce our belief that executives and directors who believe in the future of our Company should have meaningful equity holdings in the Company. In addition, we have a majority standard for the election of directors on our Board.
Diversity and Inclusion:
Diversity is one of our Company core values, and we believe in creating an inclusive and equitable environment that represents a broad spectrum of backgrounds and cultures.
Our headquarter office is located in Lehi, Utah. We strive to employ a diverse population compared to our talent pool. Our current diversity numbers are higher than that of our local talent pool. We continue to search for diverse employee candidates.
Our Board values having a board that reflects diverse perspectives, including those based on gender, ethnicity, skills, experience at policy-making levels in areas that are relevant to the Company’s activities, and functional, geographic, or cultural backgrounds. The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Our board satisfies the minimum objectives of Nasdaq Rule 5605(f)(3) for smaller reporting companies by having at least two directors who identify as female (as defined by Nasdaq Rules). As we pursue future board recruitment efforts, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diverse views and perspectives of the Board. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.
Board Diversity Matrix as of the Record Date:

Total Number of Directors	7
	Female	Male	Binary	Did Note Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+				0
Did Not Disclose Demographic Background				0

EXECUTIVE OFFICERS
The following table sets forth the names, ages and titles of our executive officers as of the Record Date.

Name	Age	Position with Company
Mr. Steven R. Fife	63	President and Chief Executive Officer
Mr. Carl Aure	50	Chief Financial Officer
Ms. Julie Boyster	38	Chief Marketing Officer
Ms. Kristen Cunningham	39	Chief Sales Officer
Mr. Robert Harris	54	Chief Digital Officer
Ms. Alissa Neufeld	44	General Counsel and Corporate Secretary
Ms. Michelle Oborn	43	Chief People Officer
Each officer serves at the discretion of our Board and holds office until his or her successor is appointed or until his or her earlier resignation or removal. There are no family relationships between any of our executive officers and directors.
MR. STEVEN R. FIFE. See Mr. Fife’s biography included in “Proposal 1 – Election of Directors” section of this proxy statement.
MR. CARL AURE. Mr. Aure was appointed as our Chief Financial Officer in October 2021. Mr. Aure has over 24 years of finance and accounting experience along with more than 15 years in the direct selling industry. His extensive expertise includes international expansion and operations, mergers and acquisitions, financial planning and analysis, technical accounting and SEC reporting, international tax, and treasury management. Mr. Aure was most recently, from December 2018 to October 2021, the Chief Accounting Officer for NewAge, Inc. (“NewAge”), a social selling company with over 1,100 employees and operations in over 50 international markets. He joined NewAge in 2018 as Senior Vice President, Corporate Controller, following the acquisition of Morinda Holdings, Inc. (“Morinda”), a multi-level marketing company that sells Tahitian Noni juice and other products made from the noni plant, where he held finance and accounting roles of progressive responsibility from 2005 to 2018. Prior to Morinda, Mr. Aure spent eight years at KPMG, LLP, from 1996 to 2005, most recently as Senior Manager. Mr. Aure is a Certified Public Accountant and holds a Masters of Professional Accountancy from the University of Utah. Mr. Aure earned his Bachelor of Science degree in Accounting from Westminster College.
MS. JULIE BOYSTER. Ms. Boyster was appointed as our Chief Marketing Officer in January 2022. Prior to joining the Company, Ms. Boyster served from March 2020 to December 2021 as Vice President of Social and Creative and Director of Influencer Marketing for August United, a leading brand, social, and influencer marketing agency representing large, direct to consumer and retail brands in the health, hospitality, pet, beauty, home care, and technology industries. Prior to joining August United, from September 2019 to March 2020, Ms. Boyster served as Head of Marketing for Integrated CBD, a wholesale CBD supplier. From April 2016 to April 2019, Ms. Boyster served as Senior Director of Marketing and Communications, Director of Digital Marketing, and Senior Manager of Digital Marketing, for Plexus Worldwide, a direct sales company with a wellness and weight management focus. From June 2011 to October 2016, and again from April 2019 to September 2019, Ms. Boyster ran a successful product marketing, digital marketing, and branding consultancy, Boyster Marketing Solutions, where she managed marketing and communications strategies for national and international clients. From April 2007 to June 2011, Ms. Boyster served as Director of Marketing and Client Relations for Jackson White Law P.C., a law firm in the Phoenix, Arizona area. Ms. Boyster earned a full academic scholarship and graduated from the Walter Cronkite School of Journalism at Arizona State University with a Bachelor of Arts degree in Journalism and Mass Communication with an emphasis in Public Relations.
MS. KRISTEN CUNNINGHAM. Ms. Cunningham was appointed as our Chief Sales Officer in June 2022 after serving as our Interim Chief Sales Officer for several months and other leadership positions in our sales organization since November 2020. Prior to joining the Company, Ms. Cunningham served from August 2011 to October 2020 as Director of Business Development and other sales leadership roles with Shaklee Corporation, a direct selling manufacturer and distributor of natural supplements and beauty and household products. From 2006 to 2011, Ms. Cunningham served in various roles in Distributor Support and Sales with NuSkin Enterprises, a direct selling beauty and wellness company. Ms. Cunningham received her Bachelor of Arts in Communications and Media Studies from Brigham Young University.
MR. ROBERT HARRIS. Mr. Harris was appointed as our Chief Digital Officer in January 2022. Prior to joining the Company, Mr. Harris served from February 2019 to October 2021 as the Vice President of Information Systems and Technology at Modere, a direct selling consumer products company. From 2001 to 2018, Mr. Harris served as Vice President Global Software Development and other leadership roles within the Information Technology area at NuSkin Enterprises, a direct selling beauty and wellness company. Mr. Harris received his Master of Business Administration and Bachelor of Science degree in Business Information Systems from Brigham Young University.

MS. ALISSA NEUFELD. Ms. Neufeld was appointed as our General Counsel and Corporate Secretary in March 2021. Prior to joining the Company, Ms. Neufeld served from January 2017 to March 2021 as the Chief Compliance Officer, Deputy General Counsel, and Assistant Corporate Secretary for Nature’s Sunshine Products, Inc., a natural health and wellness company in more than 40 countries. Prior to joining Nature’s Sunshine Products, Inc., Ms. Neufeld served from April 2014 to January 2016 as Associate General Counsel to 1-800 Contacts, Inc., an online contact lens retailer. Prior to her internal legal positions, Ms. Neufeld worked as a Business and Finance Associate for Ballard Spahr LLP, a national law firm, from September 2010 to April 2014, where she focused her practice on mergers and acquisitions, securities, corporate governance and capital market transactions. Prior to her time with Ballard Spahr, LLP, Ms. Neufeld clerked for the Honorable Johnnie B. Rawlinson with the United States Court of Appeals for the Ninth Circuit. Ms. Neufeld received a Doctor of Jurisprudence from The University of Nevada Las Vegas, where she received a full academic scholarship, and a Bachelor of Arts degree in International Affairs with an international economics concentration and a Minor in Spanish from The George Washington University, where she received a Presidential Merit Scholarship.
MS. MICHELLE OBORN. Ms. Oborn was appointed as our Chief People Officer in August 2022. Ms. Oborn has led our human resources department since 2009 and serves as director of LifeVantage Legacy, our non-profit company. Prior to joining the Company, Ms. Oborn served in 2009 as Human Resources Manager at Zrii International, a direct selling wellness company. From 2005 to 2008 Ms. Oborn served as a litigation and employment paralegal at Wrona Law Offices. Ms. Oborn served as an intern at the Supreme Court of the United States in 2003 where she received the Rocco C. Siciliano Intern of the Year award. Ms. Oborn received her Bachelor of Science degree in Political Science from the University of Utah.
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation of our “principal executive officer” and our next two most highly compensated executive officers during the fiscal year ended June 30, 2023. We refer to these individuals as our “named executive officers” or “NEOs”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Plan Compensation(2)	All Other Compensation ($)		Total ($)
Steven R. Fife, President and	2023	500,000	—	1,557,611	315,735	66,622	(3)	2,439,968
Chief Executive Officer	2022	500,000	—	936,610	52,500	36,494		1,525,604
Carl Aure, Chief Financial	2023	350,000	—	184,763	157,868	26,914	(4)	719,545
Officer	2022	240,064	—	572,000	26,250	17,734		856,048
Julie Boyster, Chief Marketing	2023	300,000	—	282,273	108,252	26,371	(5)	716,896
Officer	2022	150,000	30,000	162,300	9,000	55,619		406,919
(1)The amounts in this column represents the aggregate grant date fair value of stock awards granted to the NEO in the applicable fiscal year under our 2017 Plan and computed in accordance with FASB ASC Topic 718. See Notes 2 and 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on August 28, 2023 for a discussion of all assumptions that we made in determining the grant date fair values of such awards. In accordance with SEC rules, the grant date fair value of any award subject to a performance condition is based on the probable outcome of the performance conditions. In fiscal year 2023, each NEO was granted service-based restricted stock units (“RSUs”) and PRSUs. The grant date fair value of the PRSUs included in the “stock awards” column above assumes the PRSUs will become eligible to vest at 100% of their target level, which we determined was the probable outcome for the awards at the time of grant. The grant date fair value of the PRSUs granted in fiscal year 2023 assuming achievement at the maximum level of 200% is as follows: Mr. Fife - $2,324,175, Mr. Aure - $277,144, and Ms. Boyster - $423,409.
(2)The amounts in this column reflect cash bonus awards earned by the NEOs under one of our cash incentive plans. The annual incentive plan payout this year was 90.21% of the plan’s targeted payout based on actual achievement of the set goals.
(3)Reflects reimbursements Mr. Fife received for travel, including $45,061 in travel by his companion, $12,186 in health insurance benefits, and $9,375 in 401(k) matching contributions.
(4)Reflects reimbursements Mr. Aure received including $17,726 in health insurance benefits and $9,188 in 401(k) matching contributions.
(5)Reflects reimbursements Ms. Boyster received for travel, including $3,021 in travel by her companion, $17,725 in health insurance benefits and $5,625 in 401(k) matching contributions.

NARRATIVE EXPLANATION OF COMPENSATION ARRANGEMENTS WITH OUR NAMED EXECUTIVE OFFICERS
Base Salaries and Annual Incentive Opportunities
The base salaries of all of our named executive officers are reviewed from time to time and adjusted when our Board or compensation committee determines that an adjustment is appropriate. In connection with our compensation committee’s annual review of our executives’ performance and compensation, for our fiscal years 2023 and 2022, the base salaries were reviewed in August 2022 and remained unchanged in fiscal year 2023 for our NEOs at $500,000 for Mr. Fife, $350,000 for Mr. Aure, and $300,000 for Ms. Boyster.
Each of our NEOs is eligible to receive a cash incentive bonus under one of our annual incentive plans, with such bonus awarded based on certain corporate performance goals. The performance goals for fiscal year 2023 included revenue, monthly purchasers, second month orders, consultant enrollments, EBITDA, community service hours, and accomplishment of three strategic initiatives associated with the launch of a new compensation plan in March 2023. Target bonus amounts for our NEOs are established as a percentage of their annual base salary. For fiscal year 2023, the target bonus rates, as a percentage of base salary for Mr. Fife, Mr. Aure and Ms. Boyster were 70%, 50% and 40%, respectively. Accomplishment of our annual incentive plan goals for fiscal year 2023 was determined by our compensation committee in August 2023 to be at 90.21%, resulting in the payout of fiscal year 2023 bonuses at 90.21% of target for our NEOs.
Equity Compensation
Each of our NEOs were awarded both RSUs and PRSUs pursuant to our 2017 Plan in August 2022 and our CEO, Mr. Fife was also awarded RSUs and PRSUs in November 2022.
The RSUs awarded to our NEOs vest solely based on continued service over 3 years, with 1/3rd of the RSUs granted in August 2022 vesting on the one-year anniversary of the award grant date and the remaining RSUs vesting quarterly in equal amounts over the next two years and 5/12th of the RSUs granted in November 2022 to Mr. Fife vesting on the one-year anniversary of the award grant date and the remaining RSUs vesting quarterly in equal amounts over the next two years.
The PRSUs awarded to our NEOs were eligible to vest based on two fiscal year 2023 goals, with 50% of the PRSUs eligible to vest based on achievement of target revenue at 50%, and the remaining 50% of the PRSUs eligible to vest based on achievement of the three strategic initiatives associated with the launch of the Evolve Compensation Plan in four markets in March 2023. Following the close of fiscal year 2023, our compensation committee determined that achievement of the performance goals applicable to the PRSUs was at 133.125% of target. As a result, such PRSUs are now eligible to vest based on continued service over 3 years, with 1/3rd of the PRSUs granted in August 2022 vesting on the one-year anniversary of the award grant date and the remaining PRSUs vesting quarterly in equal amounts over the next two years and 5/12th of the PRSUs granted in November 2022 to Mr. Fife vesting on the one-year anniversary of the award grand date and the remaining PRSUs vesting quarterly in equal amounts over the next two years.
Employee Benefits and Perquisites
Our NEOs are eligible to participate in our health, dental, long-term and short-term disability, and vision insurance plans to the same extent as our full-time employees, generally; however, for our NEOs we pay for a higher level of coverage, while our other eligible employees are provided only basic company-paid coverage under our health plan.
Retirement Benefits
We provide wealth accumulation benefits to eligible employees, including our NEOS, in the form of a 401(k) savings plan. These benefits are offered on the same basis to all employees, including our NEOs.
Employee Benefits and Perquisites
Our NEOs are eligible to participate in our health, dental, long-term and short-term disability, and vision insurance plans to the same extent as our full-time employees, generally; however, for our NEOs we pay for a higher level of coverage, while our other eligible employees are provided only basic company-paid coverage under our health plan.
Retirement Benefits
We provide wealth accumulation benefits to eligible employees, including our NEOS, in the form of a 401(k) savings plan. These benefits are offered on the same basis to all employees, including our NEOs.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS
We enter into offer letters with each of our named executive officers at the commencement of their employment with us, and which set forth the initial terms of the officer’s employment with us and provide that the officer’s employment will be “at will” and may be terminated at any time. We also entered into a new offer letter with Mr. Fife in January 2021 in connection with his appointment as our President and Chief Executive Officer. Our NEOs are also entitled to certain severance benefits under key executive benefits package contracts which are described below.
Mr. Fife
Pursuant to Mr. Fife’s Key Executive Benefits Agreement in effect during fiscal year 2023, if we terminated Mr. Fife’s employment without “cause” or if he resigned for “good reason,” which includes customary triggers, and he executed and delivered to us a separation agreement that provided, among other things, a release of all claims against us and a covenant not to sue us (and he did not revoke such separation agreement), then in addition to his accrued pay, he would have been entitled to payments equal in the aggregate to six months of his then annualized base salary. The salary continuation payments referred to in the preceding sentence would have been paid in substantially equal monthly installments over a six-month period following the date of termination of employment.
Additionally, if, within twelve months after the occurrence of an event constituting a change in control, Mr. Fife’s employment terminated without cause or Mr. Fife resigned for good reason, then we would have paid him severance payments equal to six months of his annual base salary, paid as described in the paragraph above, and unless otherwise provided in the applicable option agreement or award agreement, all restricted stock awards and other equity-based awards granted to Mr. Fife would have been entitled to full service-based vesting credit and deemed attainment at target of all performance-based vesting milestones as of the date of the change in control, the performance period with respect to all PRSUs would have been deemed to have ended as of the date of the change in control, and the performance over such shortened performance period would have been measured as of such date.
In August 2023, we entered into an Amended and Restated Key Executive Benefits Agreement with Mr. Fife wherein so long as Mr. Fife executes and does not revoke the separation agreement, and he remains in full compliance with its terms, then in addition to his accrued pay, he will be entitled to payments equal in the aggregate to twelve months of his then annualized base salary. The salary continuation payments referred to in the preceding sentence will be paid in substantially equal monthly installments over a twelve-month period following the date of termination of employment. If, within twelve months after the occurrence of an event constituting a change in control, Mr. Fife’s employment terminates without cause or if Mr. Fife resigns for good reason, then we will pay him severance payments equal to twelve months of his annual base salary, paid as described in the paragraph above. Following the amendment and restatement of Mr. Fife’s Key Executive Benefits Agreement, his equity award acceleration in connection with a change in control is now addressed in the Change in Control Policy described below.
Mr. Aure and Ms. Boyster
The Key Executive Benefits Agreements with Mr. Aure and Ms. Boyster provide that their employment with us is at-will and either we or the NEO can terminate the NEO’s employment at any time and for any reason or for no reason, in each case subject to the terms and provisions of the Key Executive Benefits Agreement. These agreements provide that, if we terminate their employment without cause, the NEO will be asked to execute and deliver to us a separation agreement that will provide, among other things, a release of all claims against us and a covenant not to sue us. So long as the NEO executes and does not revoke the separation agreement, and remains in full compliance with its terms, he or she will be entitled to payments equal in the aggregate to six months of the NEO’s then annualized base salary. These severance payments will be paid in substantially equal monthly installments over the six-month period following the date of termination of employment.
Additionally, if, within twelve months after the occurrence of an event constituting a change in control, Mr. Aure’s and/or Ms. Boyster’s employment terminates without cause or if they resign for good reason, then we will pay either one of them severance payments equal to six months of their annual base salary, paid as described in the paragraph above, and unless otherwise provided in the applicable option agreement or award agreement, all restricted stock awards and other equity-based awards granted to them will be entitled to receive full service-based vesting credit and deemed attainment at target of all performance-based vesting milestones as of the date of the change in control. The performance period with respect to all PRSUs shall be deemed to have ended as of the date of the change in control, and the performance over such shortened performance period shall be measured as of such date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information concerning all stock options, RSUs and PRSUs held by our NEOs as of June 30, 2023.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Steven R. Fife	44,000	—	(2)	4.44	2/2/2028	—		—
	—	—		—	—	1,303	(3)	5,668
	—	—		—	—	2,500	(4)	10,875
	—	—		—	—	26,951	(5)	117,237
	—	—		—	—	153,245	(6)	666,616
	—	—		—	—	204,014	(7)	887,461
						29,145	(8)	126,781
						38,800	(9)	168,780
Carl Aure	—	—		—	—	9,375	(10)	40,781
						23,333	(5)	101,499
	—	—		—	—	21,635	(6)	94,112
						28,807	(7)	125,310
Julie Boyster	—	—		—	—	20,000	(11)	87,000
	—	—		—	—	33,053	(6)	143,781
	—	—		—	—	44,007	(7)	191,430
(1)Computed in accordance with SEC rules as the number of unvested RSUs multiplied by the closing market price of our common stock at the end of the 2023 fiscal year, which was $4.35 on June 30, 2023 (the last business day of the 2023 fiscal year). The actual value (if any) to be realized by the NEO depends on whether the shares vest and the future performance of our common stock.
(2)These options were granted on February 2, 2018 and are fully vested.
(3)These RSUs were granted to Mr. Fife on August 28, 2020. 1/3rd of the RSUs vested on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to his continued service through each such date.
(4)These RSUs were granted to Mr. Fife when he was appointed as Interim CEO on September 3, 2020. 1/3rd of the RSUs vest on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to his continued service through each such date.
(5)These RSUs were granted to Mr. Fife on August 12, 2021 and Mr. Aure on November 12, 2021. 1/3rd of the RSUs vested on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to their continued service through each such date.
(6)These RSUs were granted to Messrs. Fife and Aure and Ms. Boyster on August 18, 2022. 1/3rd of the RSUs vested on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to their continued service through each such date.
(7)These PRSUs were granted to Messrs. Fife and Aure and Ms. Boyster on August 18, 2022. The number of PRSUs eligible to vest was originally subject to our achievement of the specified revenue target for fiscal year 2023 and achievement of specified strategic scorecard metrics in fiscal year 2023, with the number of PRSUs in the table above reflecting actual achievement at 133.125% of the target level. 1/3rd of the PRSUs vest on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to continued service through each such date.
(8)These RSUs were granted to Mr. Fife on November 10, 2022. 5/12th of the RSUs will vest on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to their continued service through each such date.

(9)These PRSUs were granted to Mr. Fife on November 10, 2022. The number of PRSUs eligible to vest was originally subject to our achievement of the specified revenue target for fiscal year 2023 and achievement of specified strategic scorecard metrics in fiscal year 2023, with the number of PRSUs in the table above reflecting actual achievement of 133.125% of the target level. 5/12th of the PRSUs will vest on the one-year anniversary of the date of grant, with quarterly vesting thereafter, subject to Mr. Fife’s continued service through each such date.
(10)These RSUs were granted to Mr. Aure on November 12, 2021, in connection with his commencement of employment with us as our Chief Financial Officer. The RSUs vest in equal annual installments over 3 years commencing on the date of the grant subject to his continued service through each such date.
(11)These RSUs were granted to Ms. Boyster on February 17, 2021 in connection with her commencement of employment with us as our Chief Marketing Officer. The RSUs vest in equal annual installments over 3 years commencing on the date of the grant subject to her continued service through each such date.
Change in Control Policy
In August 2022, our Board approved a policy that provides, with respect to all outstanding unvested stock awards and, until changed by our board or our compensation committee, future-granted stock awards, for vesting acceleration such that, upon a change in control of our Company and a subsequent termination of the award holder’s employment within 12 months thereafter either by our Company or its successor without cause or upon the award holder’s resignation for good reason, vesting credit will be deemed achieved as follows: (1) with respect to awards with service-based vesting, as to 100% of the then-unvested awards effective upon the employment termination date, and (2) with respect to awards with performance-based vesting conditions, the attainment of all performance conditions shall be deemed to be at the greater of the target level of achievement or the actual level of achievement, measured as of either the end of the applicable performance period or the date of the NEO’s termination of employment.
Equity Ownership Policy
Our equity ownership policy requires certain of our executive officers to own a minimum number of shares of our common stock. Our equity ownership policy requires (1) our CEO to hold a number of shares of our common stock having a value equal to or greater than five times (5x) his or her annual base salary, (2) each of our officers above the level of Senior Vice President to hold a number of shares of our common stock having a value equal to or greater than two times (2x) his or her annual base salary, and (3) each of our officers at the level of Senior Vice President to hold a number of shares of our common stock having a value equal to or greater than one times (1x) his or her annual base salary. Such ownership targets will be measured on a quarterly basis as of the last date of each fiscal quarter (i.e., March 31, June 30, September 30 and December 31 of each year). Each employee subject to our equity ownership policy has five years from the time he or she becomes subject to the equity ownership policy to meet his or her required level of equity ownership. Each of our NEOs is subject to the equity ownership policy and as of June 30, 2023, each of our currently employed NEOs was in compliance with the equity ownership policy.
Until such time as each employee subject to our equity ownership policy obtains and thereafter continues to meet the ownership targets, such employee is required to retain direct ownership of all of the “net shares” of our common stock he or she receives as a result of the exercise, vesting or payment of equity awards. In addition, at all times and whether or not an employee subject to our equity ownership policy has achieved and otherwise maintains ownership of shares of our common stock representing at least his or her ownership target, such employee is required to retain direct ownership for a period of at least one year of 100% of the “net shares” received as the result of the exercise, vesting or payment of any equity awards granted to such employee. “Net shares” means those shares that remain after shares are sold or withheld, as the case may be, solely to (1) pay any applicable exercise price for an equity award (e.g., stock options, stock appreciation rights) or (2) satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award. The audit committee has full power and authority to administer and interpret our equity ownership policy and may grant exceptions based on economic hardship or other showing of good cause.
Recoupment Policy
Our recoupment policy applies to our executive officers and covers all incentive compensation (both cash and equity compensation) received after the date the policy was adopted in August 2022. The policy applies in the event our financial results are restated as a result of material non-compliance with financial reporting requirements under the federal securities laws and provides our Board with broad discretion as to what actions may be taken based on circumstances leading to the restatement, including recovery of incentive compensation received by an executive officer in excess of what the executive officer would have been paid under the restatement. Our Board is in the process of developing a restated recoupment policy with respect to all incentive-based compensation granted or paid by the Company to our executive officers, including cash and stock, which will be designed to be compliant with applicable law, including the Dodd-Frank Act.

2017 Plan
In December 2016, our Board adopted our 2017 Plan. The 2017 Plan replaced our prior 2010 Plan. for the grant of equity-based awards to our NEOs and other employees. The 2017 Plan was approved by our stockholders in February 2017. The 2017 Plan permits the discretionary award of incentive stock options, non-statutory stock options, restricted stock, stock units, stock appreciation rights and performance-based cash awards to eligible service providers.
The 2017 Plan as initially adopted reserved a maximum of 1,125,000 shares to be issued thereunder. 650,000 shares were immediately available to be issued on February 16, 2017, following the approval of the 2017 Plan by our stockholders. Up to an additional 475,000 shares were eligible to become available for issuance under the 2017 Plan, which consist of shares available for grant under the 2010 LTIP that were not issued or subject to outstanding awards plus shares subject to awards previously granted under the 2010 LTIP if they expire or lapse unexercised or are subsequently forfeited to or repurchased by us.
In February 2018, our stockholders approved an amendment to the 2017 Plan to increase the number of shares available under the 2017 Plan by 425,000 to 1,550,000.
In November 2018, our stockholders approved an amendment to the 2017 Plan to increase the number of shares of our common stock that are available for issuance under the 2017 Plan by 715,000 to 2,265,000.
In November 2020, our stockholders approved an amendment to the 2017 Plan to increase the number of shares available under the 2017 Plan by 650,000 to 2,915,000.
In November 2022, our stockholders approved an amendment to the 2017 Plan to increase the number of shares available under the 2017 Plan by 1,052,000 shares to 3,967,000.
As of June 30, 2023, there were awards outstanding, net of awards expired, for an aggregate of 1,102,141 shares of our common stock under the 2017 Plan.
PAY-VERSUS-PERFORMANCE
As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last two completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return(5)	Net Income(6)
2023	$2,439,968	$2,711,170	$718,220	$753,632	$61.49	$2,540,000
2022	$1,525,604	$788,694	$788,384	$453,433	$59.63	$3,120,000
(1)Our PEO for each year reported is Steven R. Fife, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Fife in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(2)In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal years 2023 and 2022, which consisted solely of adjustments to the PEO’s equity awards:

Description of Adjustment	2023	2022
Summary Compensation Table – Total Compensation	$2,439,968	$1,525,604
- grant date fair value of option awards and stock awards granted in the covered fiscal year	(1,557,611)	(936,610)
+ fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in the covered fiscal year	1,849,637	281,371
+ change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal years	—	(62,895)
+ fair value on vesting date of option awards and stock awards granted in the covered fiscal year that vested during the covered fiscal year	—	—
+ change in fair value as of the vesting date of option awards and stock awards granted in prior fiscal years that vested in the covered fiscal year	(20,824)	(18,776)

- fair value of as of prior fiscal year-end of option awards and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—
+ dollar value of dividends or earnings paid on option awards or stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—
Total Equity Adjustments (subtotal)	271,202	(736,910)
Compensation Actually Paid	$2,711,170	$788,694
(3)The non-PEO NEOs for each year reported are as follows:
    For 2023: Carl Aure and Julie Boyster.
For 2022: Carl Aure and Justin Rose.
The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(4)In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during fiscal years 2023 and 2022, which consisted solely of adjustments to the non-PEO NEOs’ equity awards:

Description of Adjustment	2023	2022
Summary Compensation Table – Total Compensation	$718,220	$788,384
- grant date fair value of option awards and stock awards granted in the covered fiscal year	(233,518)	(459,275)
+ fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in the covered fiscal year	277,294	125,063
+ change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal years	—	—
+ fair value on vesting date of option awards and stock awards granted in the covered fiscal year that vested during the covered fiscal year	—	—
+ change in fair value as of the vesting date of option awards and stock awards granted in prior fiscal years that vested in the covered fiscal year	(8,364)	(739)
- fair value of as of prior fiscal year-end of option awards and stock awards granted in prior fiscal years that failed to meet applicable vesting conditions during the covered fiscal year	—	—
+ dollar value of dividends or earnings paid on option awards or stock awards in the covered fiscal year prior to vesting that are not otherwise included in total compensation	—	—
Total Equity Adjustments (subtotal)	35,412	(334,951)
Compensation Actually Paid	$753,632	$453,433
(5)The TSR calculation is based on the change in value of a $100 investment from the beginning of the period compared to the end of applicable period and assumes the reinvestment of dividends.
(6)The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable fiscal year.
Narrative Disclosure
Our compensation committee makes executive compensation decisions independent of SEC disclosure requirements.
Compensation Actually Paid and Total Stockholder Return
The following graph reflects the relationship between the PEO and average non-PEO NEO “compensation actually paid” (“CAP”) and our Total Stockholder Return, or TSR, assuming an initial fixed investment of $100 and the reinvestment of dividends, for the fiscal years ended June 30, 2023 and June 30, 2022. “Compensation actually paid” to our PEO and non-PEOs increased from fiscal year 2022 to fiscal year 2023 and was driven mainly by the achievement of performance-based equity awards in fiscal year 2022 compared to fiscal year 2023. In fiscal year 2022, the PRSUs granted to our PEO and non-PEO NEOs were forfeited in their entirety due to the failure to achieve the performance-based metrics applicable to the awards at their threshold level. In fiscal year 2023, the PRSUs granted to our PEO and non-PEO NEOs vested at 133.125% of target based on above target achievement of the performance-based metrics applicable to the awards.

The change in “compensation actually paid” between fiscal year 2023 and fiscal year 2022 was also greatly impacted by our significantly decreased stock price throughout fiscal year 2022 (impacting the value of equity granted and vested during such fiscal year), and the departure of one of our non-PEO NEOs prior to the 2022 fiscal year-end (resulting in the forfeiture of all of such NEO’s equity awards in fiscal year 2022).
Compensation Actually Paid and Net Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP and our net income for the fiscal years ended June 30, 2023 and June 30, 2022. While we are required by SEC rules to disclose the relationship between our net income and CAP to our NEOs, this is not a metric our compensation committee currently uses in evaluating our NEOs’ compensation. Additionally, our net income in fiscal year 2023 was impacted by our heavy investment in strategic initiatives, including the launch of a new compensation plan to better align the Company for growth going forward.
DIRECTOR COMPENSATION
Compensation for our non-employee directors consists of (1) monthly retainers for board service and for service as chairman of our Board and the chair of one of the standing board committees and (2) annual equity awards. The monthly retainers consist of the following:
•$6,000 for service as the chair of our Board
•$5,500 for service as the chair of our audit and compensation committees
•$5,000 for service by all other non-employee directors
In connection with each annual meeting of our stockholders at which a non-employee director is re-elected (for example, on the date of the fiscal year 2024 annual meeting of stockholders) or upon first joining our Board (the date of such re-election or the date a new non-employee first joins our Board, the “Election Date”) each non-employee director will receive a restricted stock award for a number of shares equal to $75,000 divided by the Stock Price, where the “Stock Price” is equal to the average closing price of our common stock for each of the ten trading days ending the day before the Election Date. Subject to continued service, such restricted stock awards will vest in a single installment on the one-year anniversary of the grant date.
The table below summarizes the compensation we paid to our non-employee directors for fiscal year 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michael A. Beindorff	66,000	74,806	140,806
Erin Brockovich	60,000	74,806	134,806
Raymond B. Greer	60,000	74,806	134,806
Cynthia Latham	60,000	74,806	134,806
Darwin K Lewis	66,000	74,806	140,806
Garry Mauro	72,000	74,806	146,806
(1)These amounts represent the grant date fair value of restricted stock awards granted by us during fiscal year 2023, determined in accordance with FASB ASC Topic 718. For the assumptions used in our valuations, see Notes 2 and 10 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on August 28, 2023 for a discussion of all assumptions that we made in determining the grant date fair values of its equity awards.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain information as of June 30, 2023 with respect to all compensation plans under which shares of our common stock are authorized for issuance.

(a)	(b)		(c)		(d)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights and vesting of restricted stock units (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (b)) (#)
All equity compensation plans approved by security holders	1,102,141	(1)	4.44	(2)	1,399,755	(3)
Equity compensation plans not approved by security holders	—		—		—
(1)Includes 71,500 shares of our common stock that can be issued upon the exercise of outstanding options and 1,030,641 shares of our common stock that can be issued upon vesting of restricted stock units and performance restricted stock units.
(2)Does not take into account restricted stock units, as those awards have no exercise price.
(3)Includes 133,140 shares of our common stock available under our 2019 Employee Stock Purchase Plan.
AUDIT RELATED MATTERS
Audit Committee Report
Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Prior to April 2023, WSRP was our independent registered public accounting firm and was responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. On April 13, 2023, we engaged Deloitte as our new independent registered public accounting firm and Deloitte thereafter became responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
The audit committee has held discussions with management and the independent registered public accounting firm. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and our independent registered public accounting firm. The audit committee received the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent accountant’s communications with the audit committee concerning independence and discussed the independence of our independent registered public accounting firm with the firm. In addition, the audit committee has discussed with our independent registered public accounting firm the matters required to be discussed under the rules adopted by the PCAOB, including General Auditing Standards 1301, Communications with Audit Committees.
The audit committee has also considered whether the provision of non-audit services to our Company is compatible with maintaining the independent registered public accounting firm’s independence. The audit committee has concluded that the independent registered public accounting firm is independent of our Company and our management. The audit committee has reviewed with our independent registered public accounting firm the overall scope and plans for its audit.
Relying on the foregoing reviews and discussions, the audit committee recommended to our Board the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2023, and this proxy statement, for filing with the SEC.

The Audit Committee

Darwin K. Lewis, Chair
Michael Beindorff
Garry Mauro
The preceding “Audit Committee Report” shall not be deemed soliciting material or filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference into such filing.
Change in Independent Registered Public Accounting Firm
On February 15, 2023, WSRP notified the Company that it was declining to stand for reappointment to conduct the audit of the Company’s financial statements for the fiscal year ending June 30, 2023. WSRP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2022 and 2021, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2022 and 2021, and the subsequent interim period through February 15, 2023, there were no disagreements between the Company and WSRP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure as set forth in Regulation S-K Item 304(a)(1)(iv). During the fiscal years ended June 30, 2022 and 2021, and during the subsequent interim period through February 15, 2023, there were no “reportable events,” as defined in Regulation S-K Item 304(a)(1)(v).
On February 16, 2023, the Company filed with the SEC a Current Report on Form 8-K disclosing that WSRP had declined to stand for reappointment. The Company provided WSRP with a copy of such Current Report on Form 8-K, which included as Exhibit 16.1 a letter from WSRP addressed to the SEC stating that it agreed with the Company’s disclosures.
On April 13, 2023, the audit committee engaged Deloitte as the Company’s new independent registered public accounting firm, effective immediately, which the Company disclosed in a Current Report on Form 8-K filed with the SEC on April 17, 2023. During the Company’s fiscal years ending June 30, 2022 and June 30, 2021, and the subsequent interim period through April 17, 2023, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Principal Accountant Fees and Services
Deloitte was engaged to perform a review of our quarterly financial statements for our third quarter ended March 31, 2023 and to perform audit services for us for our fiscal year ended June 30, 2023. Prior to our engagement of Deloitte, WSRP was engaged to perform a review of our quarterly financial statements for the first and second quarters of fiscal year 2023. WSRP, LLC was also engaged to perform audit services for us for fiscal year ended June 30, 2022. Those services consisted of the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting, review of the quarterly financial statements and audit of our employee benefit plan.
The following table presents fees for professional audit services rendered by WSRP during interim periods of fiscal year 2023 and for the fiscal year ended June 30, 2022:

WSRP, LLC	Fiscal year ended June 30,
	2023	2022
Audit Fees (1)	$48,674	$235,415
Audit-Related Fees (2)	6,674	12,200
Tax Fees	—	—
All Other Fees	—	—
	$55,348	$247,615
(1)Audit Fees consist of fees billed for the audit of annual financial statements and internal control over financial reporting and the review of interim financial statements.
(2)Audit-Related Fees consist of fees billed for the audit of annual benefit plan and related financial statements.
The following table presents fees for professional audit services rendered by Deloitte for the fiscal year ended June 30, 2023. There were no audit arrangements with Deloitte during the fiscal year ended June 30, 2022.

Deloitte and Touche, LLP	Fiscal year ended June 30,
2023
Audit Fees (1)	$328,458
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
$328,458
(1)Audit Fees consist of fees billed for the audit of annual financial statements and internal control over financial reporting and the review of interim financial statements.
Pre-Approval Policies and Procedures
The audit committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policies require pre-approval of all auditing and such non-auditing services as our independent registered public accounting firm is permitted to provide, subject to de minimis exceptions for services other than audit, review or attest services that are approved by the audit committee prior to completion of the audit. All of the items identified under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above were approved by the audit committee. Alternatively, the engagement of our independent registered public accounting firm may be entered into pursuant to pre-approved policies and procedures that our audit committee may establish, so long as these policies and procedures are detailed as to particular services and the audit committee is informed of each service. In making these determinations, the audit committee will consider whether the services provided are compatible with maintaining the independence of the independent registered public accounting firm. We are prohibited by applicable law from obtaining certain non-audit services from our independent registered public accounting firm and, in that event, we would obtain these non-audit services from other providers.
Our audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm and determined that it is consistent with such independence.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of September 5, 2023 by: (1) each director; (2) each of our named executive officers; (3) all of our executive officers and directors as a group; and (4) each stockholder known to us to be the beneficial owner of 5% or more of outstanding shares of our common stock. As of September 5, 2023, other than those individuals listed on the chart below, no other individuals were known to us to own beneficially more than five percent of our common stock. The shares disclosed in this table are based upon information supplied to us by the foregoing parties and filings made by such parties with the SEC.
Except as otherwise noted, the address for each person listed below is c/o LifeVantage Corporation, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043.

The percentages of beneficial ownership set forth below are based on 12,684,861 shares of our common stock issued and outstanding as of September 5, 2023.

Name of Beneficial Owner (1)	Number of Shares		Percent of Class
Principal Shareholders
Renaissance Technologies, LLC	843,218	(2)	6.65%
Bradley Louis Radoff	861,250	(3)	6.79%
Sudbury Capital Fund, LP	762,741	(4)	6.01%
Directors and Named Executive Officers
Michael A. Beindorff	110,569	(5)	*
Erin Brockovich	45,758	(6)	*
Raymond B. Greer	82,284	(7)	*
Cynthia Latham	30,794	(8)
Darwin K. Lewis	85,284	(9)	*
Garry Mauro	189,614	(10)	1.50%
Steven R. Fife	283,707	(11)	2.23%
Carl Aure	52,480	(12)	*
Julie Boyster	24,789	(13)	*
All executive officers and directors (13 persons)	1,123,322	(14)	8.81%
* Less than one percent.
(1)The shares of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated in these footnotes and subject to community property laws where applicable, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.
(2)Based solely on information contained on a Form 13F-HR filed with the SEC on August 11, 2023 with respect to holdings of the Company’s common stock as of June 30, 2023. The address of the principal place of business of Renaissance Technologies LLC is 800 Third Avenue, New York, New York 10022.
(3)Based solely on information contained on a Schedule 13D/A filed with the SEC on August 11, 2023 and a Form 4 filed with the SEC on August 15, 2023 with respect to holdings of 811,250 shares of common stock by Mr. Radoff individually and 50,000 shares of common stock held by The Radoff Family Foundation, which Mr. Radoff is deemed to beneficially own. The address of the principal place of business of Mr. Radoff is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.
(4)Based solely on information contained on a Schedule 13D/A filed with the SEC on August 11, 2023 and a Form 4 filed with the SEC on August 25, 2023 with respect to holdings of 13,416 shares of common stock by Mr. Judd individually and 749,325 shares common stock held by Sudbury Capital Fund, LP, which Mr. Judd is deemed to beneficially own. The address of the principal place of business of Mr. Judd is 136 Oak Trail, Coppell, Texas 75019.
(5)Includes 105,742 shares held directly by Mr. Beindorff, 4,501 shares owned by Mr. Beindorff’s spouse, which Mr. Beindorff is deemed to beneficially own, and 326 shares owned by Mr. Beindorff’s spouse in a custodial account for their minor children, which Mr. Beindorff is deemed to beneficially own.
(6)Consists of 45,758 shares held directly by Ms. Brockovich.

(7)Consists of 82,284 shares held directly by Mr. Greer.
(8)Consists of 30,794 shares held directly by Ms. Latham.
(9)Consists of 85,284 shares held directly by Mr. Lewis.
(10)Consists of (i) 64,189 shares held directly by Mr. Mauro, (ii) 25 shares held by the Garry Paul Mauro SEP IRA, (iii) 25,280 shares held by The Francesco A. Mauro Trust of 2021 (the “Francesco Trust”), (iv) 25,280 shares held by The Andrew H. Mauro Trust of 2021 (the “Andrew Trust”), (v) 25,280 shares held by The Dominic C. Mauro Trust of 2021 (the “Dominic Trust”), (vi) 25,280 shares held by The David W.B. Mauro Trust of 2021 (the “David Trust”) and (vii) 25,280 shares held by The Alexandra P. Mauro Trust of 2021 (the “Alexandra Trust” and collectively with the Francesco Trust, the Andrew Trust, the Dominic Trust and the David Trust, the “Mauro Trusts”). Mr. Mauro is deemed to beneficially own the shares held by the Garry Paul Mauro SEP IRA and each of the Mauro Trusts. Mr. Mauro disclaims beneficial ownership of the shares held by each of the Mauro Trusts except to the extent of his pecuniary interest therein, if any.
(11)Consists of 239,707 shares directly owned by Mr. Fife and also includes the following shares which Mr. Fife has the right to acquire or will have the right to acquire within 60 days of September 5, 2023: 44,000 shares at an exercise price of $4.44.
(12)Consists of 52,480 shares held directly by Mr. Aure.
(13)Consists of 24,786 shares held directly by Ms. Boyster.
(14)Consists of 1,051,822 shares beneficially owned by our executive officers and directors as a group and 71,500 shares that our executive officers and directors as a group have the right to acquire or will have the right to acquire within 60 days of September 5, 2023.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related-Party Transactions Policies and Procedures
Related-party transactions have the potential to create actual or perceived conflicts of interest between our Company and our directors and executive officers or their immediate family members. Under its charter, our audit committee is charged with the responsibility of reviewing and approving all related-party transactions. To assist in identifying such transactions, we distributed questionnaires to each of our directors and officers. Although we do not have a formal policy with regard to approving related-party transactions, our audit committee may consider the following factors when deciding whether to approve a related-party transaction: the nature of the related party’s interest in the transaction; the material terms of the transaction, including, without limitation, the amount and type of the transaction; the importance of the transaction to the related party; whether the transaction would impair the judgment of a director or executive officer to act in our best interests; and any other matters deemed appropriate by our audit committee.
Certain Related-Party Transactions
Since the beginning of the last fiscal year, there has not been any transaction, proposed transaction, or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds the lower of $120,000 or the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Director Independence
The Nasdaq Rules require that a majority of the members of our Board qualify as “independent,” as affirmatively determined by our Board. Our Board has determined that each of Mses. Brockovich and Latham and Messrs. Beindorff, Greer, Lewis and Mauro are “independent directors” under Nasdaq Rules.
CODE OF ETHICS
We have adopted the LifeVantage Corporation Code of Business Conduct and Ethics which applies to all of our executive officers, employees and members of our Board. Our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. A copy of our Code of Business Conduct and Ethics is available on our website at http://investor.lifevantage.com/corporate-governance. In the event that an amendment to, or a waiver from, a provision of our Code of Business and Ethics that applies to any of our directors or executive officers is necessary, we intend to post such information on our website. Our website does not constitute part of this proxy statement.
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.
We believe that during the fiscal year ended June 30, 2023, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and greater than 10% stockholders.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted an SEC-approved procedure called “householding.” Under this procedure, we deliver a single copy of the notice and, if applicable, this proxy statement, the WHITE universal proxy card and Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate notices and proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents.
To receive free of charge a separate copy of the proxy materials or to request delivery of a single copy if a stockholder is receiving multiple copies of the proxy materials, stockholders may write or call the Company at the following:
LifeVantage Corporation
Attn: Investor Relations
3300 Triumph Blvd., Suite 700
Lehi, Utah 84043
(801) 432-9000
Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for our fiscal year ended June 30, 2023 (which includes our financial statements for the fiscal year ended June 30, 2023), which was filed with the SEC on August 28, 2023, will be made available to stockholders without charge upon written request to LifeVantage Corporation, Attn: Investor Relations, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043. Exhibits will be provided upon written request and payment of an appropriate processing fee.
OTHER MATTERS
Our Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment and in the manner they believe to be in the best interest of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

By Order of the Board of Directors
[●], 2023
Steven R. Fife
President and Chief Executive Officer

ANNEX A
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to our solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Nominees
The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for our current directors and director nominees is c/o LifeVantage Corporation, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043.

Name	Present Principal Occupation
Michael A. Beindorff	Managing Partner, BJ Capital Partners
Erin Brockovich	President, Brockovich Research & Consulting
Steven R. Fife	President and Chief Executive Officer, LifeVantage Corporation
Raymond B. Greer	Operating Partner, Welsh, Carson, Anderson & Stowe
Cynthia Latham	President, Latham Consulting Services LLC
Darwin K. Lewis	Former (Retired) Senior Vice President-Global Sales and Chief Customer Officer, SC Johnson & Son, Inc.
Garry Mauro	Managing Partner, Mauro, Archer and Associates, LLC; Managing Partner, Mauro, Archer, O’Neil, LLP; Senior Advisor, EnTrust Global
Officers and Employees
Executive officers and employees of the Company who are Participants are Carl Aure, Steven R. Fife and Alissa Neufeld. The business address for each is c/o LifeVantage Corporation, 3300 Triumph Blvd., Suite 700, Lehi, Utah 84043. Their present principal occupations are stated below, other than Mr. Fife’s, which is stated above.

Name	Present Principal Occupation
Carl Aure	Chief Financial Officer, LifeVantage Corporation
Alissa Neufeld	General Counsel and Corporate Secretary, LifeVantage Corporation
Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of the September 5, 2023 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transactions
Carl Aure	8/31/2023	Common Stock	3,000	Purchase through Employee Stock Purchase Plan
	8/24/2023	Common Stock	24,655	Grant, Award or Other Acquisition
	8/24/2023	Performance Stock Unit	24,655*	Grant, Award or Other Acquisition
	8/18/2023	Common Stock	9,601	Exercise or Conversion of Derivative Security
	8/18/2023	Performance Restricted Stock Units	(9,601)	Exercise or Conversion of Derivative Security
	2/28/2023	Common Stock	3,000	Purchase through Employee Stock Purchase Plan
	8/31/2022	Common Stock	3,000	Purchase through Employee Stock Purchase Plan
	8/18/2022	Common Stock	21,635	Grant, Award or Other Acquisition
	8/18/2022	Performance Restricted Stock Units	28,807	Grant, Award or Other Acquisition
A-1

	11/12/2021	Common Stock	35,000	Grant, Award or Other Acquisition
	11/12/2021	Common Stock	22,500	Grant, Award or Other Acquisition

Michael A. Beindorff	5/25/2023	Common Stock	2,000	Open Market Purchase
	5/24/2023	Common Stock	3,000	Open Market Purchase
	11/10/2022	Common Stock	19,430	Grant, Award or Other Acquisition
	2/7/2022	Common Stock	7,193	Open Market Purchase
	12/8/2021	Common Stock	(5,143)	Open Market Sale
	12/7/2021	Common Stock	(2,000)	Open Market Sale
	11/12/2021	Common Stock	10,981	Grant, Award or Other Acquisition

Erin Brockovich	11/10/2022	Common Stock	19,430	Grant, Award or Other Acquisition
	11/12/2021	Common Stock	10,981	Grant, Award or Other Acquisition

Steven R. Fife	8/24/2023	Common Stock	151,196	Grant, Award or Other Acquisition
	8/24/2023	Performance Stock Units	151,196*	Grant, Award or Other Acquisition
	8/18/2023	Common Stock	68,003	Exercise or Conversion of Derivative Security
	8/18/2023	Performance Stock Units	(68,003)	Exercise or Conversion of Derivative Security
	8/18/2023	Common Stock	(44,063)	Payment of Exercise Price or Tax Liability
	7/1/2023	Common Stock	(3,403)	Payment of Exercise Price or Tax Liability
	4/1/2023	Common Stock	(3,421)	Payment of Exercise Price or Tax Liability
	1/1/2023	Common Stock	(3,908)	Payment of Exercise Price or Tax Liability
	11/10/2022	Common Stock	29,145	Grant, Award or Other Acquisition
	11/10/2022	Performance Stock Units	38,800	Grant, Award or Other Acquisition
	10/1/2022	Common Stock	(3,421)	Payment of Exercise Price or Tax Liability
	8/18/2022	Common Stock	153,245	Grant, Award or Other Acquisition
	8/18/2022	Performance Stock Units	204,014	Grant, Award or Other Acquisition
	8/12/2022	Common Stock	(8,021)	Payment of Exercise Price or Tax Liability
	7/1/2022	Common Stock	(2,142)	Payment of Exercise Price or Tax Liability
	7/1/2022	Common Stock	659	Exercise or Conversion of Derivative Security
	7/1/2022	Performance Stock Units	(659)	Exercise or Conversion of Derivative Security
	4/1/2022	Common Stock	658	Exercise or Conversion of Derivative Security
	4/1/2022	Performance Stock Units	(658)	Exercise or Conversion of Derivative Security
	4/1/2022	Common Stock	(2,095)	Payment of Exercise Price or Tax Liability
	1/1/2022	Common Stock	(2,452)	Payment of Exercise Price or Tax Liability
	1/1/2022	Common Stock	659	Exercise or Conversion of Derivative Security
	1/1/2022	Performance Stock Units	(659)	Exercise or Conversion of Derivative Security
	10/1/2021	Common Stock	659	Exercise or Conversion of Derivative Security
	10/1/2021	Performance Stock Units	(659)	Exercise or Conversion of Derivative Security
	10/1/2021	Common Stock	(2,148)	Payment of Exercise Price or Tax Liability

Raymond B. Greer	11/10/2022	Common Stock	19,430	Grant, Award or Other Acquisition
	11/12/2021	Common Stock	10,981	Grant, Award or Other Acquisition

Cynthia Latham	11/10/2022	Common Stock	19,430	Grant, Award or Other Acquisition
	2/17/2022	Common Stock	11,364	Grant, Award or Other Acquisition
A-2

Darwin K. Lewis	5/9/2023	Common Stock	1,000	Open Market Purchase
	11/10/2022	Common Stock	19,430	Grant, Award or Other Acquisition
	11/12/2021	Common Stock	10,981	Grant, Award or Other Acquisition

Garry Mauro	9/5/2023	Common Stock	425	Open Market Purchase
	9/5/2023	Common Stock	110	Open Market Purchase
	9/5/2023	Common Stock	110	Open Market Purchase
	9/5/2023	Common Stock	110	Open Market Purchase
	9/5/2023	Common Stock	110	Open Market Purchase
	9/5/2023	Common Stock	110	Open Market Purchase
	9/5/2023	Common Stock	25	Open Market Purchase
	5/12/2023	Common Stock	150	Open Market Purchase
	5/10/2023	Common Stock	3,650	Open Market Purchase
	5/10/2023	Common Stock	170	Open Market Purchase
	5/10/2023	Common Stock	170	Open Market Purchase
	5/10/2023	Common Stock	170	Open Market Purchase
	5/10/2023	Common Stock	170	Open Market Purchase
	5/10/2023	Common Stock	170	Open Market Purchase
	3/10/2023	Common Stock	195	Gift of Securities
	12/29/2022	Common Stock	25,000	Gift of Securities
	12/29/2022	Common Stock	25,000	Gift of Securities
	12/29/2022	Common Stock	25,000	Gift of Securities
	12/29/2022	Common Stock	25,000	Gift of Securities
	12/29/2022	Common Stock	25,000	Gift of Securities
	12/29/2022	Common Stock	(125,000)	Gift of Securities
	11/10/2022	Common Stock	19,430	Grant, Award or Other Acquisition
	6/30/2022	Common Stock	391	Gift of Securities
	11/12/2021	Common Stock	10,981	Grant, Award or Other Acquisition

Alissa Neufeld	8/24/2023	Common Stock	24,162	Grant, Award or Other Acquisition
	8/24/2023	Performance Stock Units	24,162	Grant, Award or Other Acquisition
	8/18/2023	Common Stock	10,668	Exercise or Conversion of Derivative Security
	8/18/2023	Performance Stock Units	(10,668)	Exercise or Conversion of Derivative Security
	8/18/2023	Common Stock	(5,418)	Payment of Exercise Price or Tax Liability
	7/1/2023	Common Stock	(266)	Payment of Exercise Price or Tax Liability
	4/26/2023	Common Stock	(3,450)	Payment of Exercise Price or Tax Liability
	4/1/2023	Common Stock	(317)	Payment of Exercise Price or Tax Liability
	1/1/2023	Common Stock	(317)	Payment of Exercise Price or Tax Liability
	10/1/2022	Common Stock	(268)	Payment of Exercise Price or Tax Liability
	8/18/2022	Common Stock	24,039	Grant, Award or Other Acquisition
	8/18/2022	Performance Restricted Stock Units	32,006	Grant, Award or Other Acquisition
	8/12/2022	Common Stock	(1,071)	Payment of Exercise Price or Tax Liability
	4/26/2022	Common Stock	(3,460)	Payment of Exercise Price or Tax Liability

* Represents the number of shares that would be subject to the award based on at-target level performance
Miscellaneous Information Concerning the Participants
A-3

Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (1) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company, (2) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company, or (3) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants (1) is now, or has been within the past year, a party to any contract, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies, (2) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years, (3) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected or (4) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.
Other than as set forth in this Annex A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-4

ANNEX B
LIFEVANTAGE CORPORATION
2017 LONG-TERM INCENTIVE PLAN

(Adopted on December 6, 2016,
Effective on February 16, 2017 and
Amended on November 16, 2017, January 19, 2018,
September 20, 2018, August 27, 2020, September 19, 2022 and September 7, 2023)

SECTION 1. INTRODUCTION
The Board adopted the LifeVantage Corporation 2017 Long-Term Incentive Plan on the Adoption Date conditioned upon and subject to obtaining Company stockholder approval. Stockholder approval for the Plan was obtained on February 16, 2017. The Board amended the Plan on November 16, 2017 and January 19, 2018, pursuant to which 425,000 Shares in the aggregate were added to the reserve under the Plan, such that the maximum aggregate number of Shares that may be issued under the Plan (and pursuant to the exercise of Incentive Stock Options) shall be 1,550,000 Shares (the “2017/2018 Amendment”). The 2017/2018 Amendment was approved by the Company’s stockholders on February 2, 2018. On September 20, 2018, the Board further amended the Plan to add 715,000 Shares to the reserve under the Plan and increase the maximum aggregate number of Shares that may be issued under the Plan (and pursuant to the exercise of Incentive Stock Options) from 1,550,000 Shares to 2,265,000 (the “September 2018 Amendment”). The September 2018 Amendment was approved by the Company’s stockholders on November 15, 2018. On August 27, 2020, the Board further amended the Plan to add 650,000 Shares to the reserve under the Plan to increase the maximum aggregate number of Shares that may be issued under the Plan (and pursuant to the exercise of Incentive Stock Options) from 2,265,000 to 2,915,000 (the “August 2020 Amendment”). The August 2020 Amendment was approved by the Company’s stockholders on November 12, 2020. On September 19, 2022, the Board further amended the Plan to (i) add 1,052,000 Shares to the reserve under the Plan to increase the maximum aggregate number of Shares that may be issued under the Plan (and pursuant to the exercise of Incentive Stock Options) from 2,915,000 to 3,967,000, (ii) amend the share recycling provisions set forth in Section 5(b) and (iii) amend the vesting acceleration provisions applicable to Awards upon a Change in Control in Section 12 (the “September 2022 Amendment”). The September 2022 Amendment was approved by the Company’s stockholders on November 10, 2022. On September 7, 2023, the Board further amended the Plan to add [1,136,000] shares to the reserve under the Plan to increase the maximum aggregate number of Shares that may be issued under the Plan (and pursuant to the exercise of Incentive Stock Options) from 3,967,000 to [5,103,000].
The purposes of the Plan are to (i) attract and retain the services of persons eligible to participate in the Plan; (ii) motivate Selected Employees, by means of appropriate equity and performance based incentives, to achieve long-term performance goals; (iii) provide equity and performance based incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other stockholders and thereby promote the financial interests of the Company and its affiliates and enhancement of stockholder return.
The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options or Non statutory Stock Options), Stock Appreciation Rights, Restricted Stock Grants, Stock Units and/or Cash Awards, as well as any other form of equity award consistent with the terms of the Plan.
Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Award Agreement.
SECTION 2. DEFINITIONS
(a) “Adoption Date” means December 6, 2016.
(b) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.
(c) “Award” means any award, under this Plan, to a Selected Employee of an Option, SAR, Restricted Stock Grant, Stock Unit or to a Covered Employee of any Cash Award.
(d) “Award Agreement” means a Stock Option Agreement, a SAR Agreement, a Restricted Stock Grant Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means an award of a bonus opportunity, under this Plan, to a Covered Employee that (i) is payable in cash, (ii) is not an Option, SAR, Restricted Stock Grant or Stock Unit, (iii) is paid based on achievement of Performance Goal(s) and (iv) may be intended to qualify as performance-based compensation under Code Section 162(m).
(g) “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 14(b).
(h) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or applicable Award Agreement (and in such case the employment agreement or Award Agreement shall govern as to the definition of Cause), (i) dishonesty or fraud, (ii) serious willful misconduct, (iii) unauthorized use or disclosure of confidential information or trade secrets, (iv) conviction or confession of a felony, or (v) any other act or omission by a Participant that, in the opinion of the Company, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (v), whether or not a “Cause” event has occurred will be determined by the Company’s chief human resources officer or other person performing that function or, in the case of Participants who are Directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of confidentiality or other restrictive covenants that may apply to the Participant.
(i) “Change in Control” means, except as may otherwise be provided in a Participant’s employment agreement or applicable Award Agreement (and in such case the employment agreement or Award Agreement shall govern as to the definition of Change in Control), the occurrence of any one or more of the following: (i) any merger, consolidation or business combination in which the stockholders of the Company immediately prior to the merger, consolidation or business combination do not own at least a majority of the outstanding equity interests of the surviving parent entity, (ii) the sale of all or substantially all of the Company's assets, (iii) the acquisition of beneficial ownership or control of (including, without limitation, power to vote) a majority of the outstanding Shares by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act), (iv) the dissolution or liquidation of the Company, or (v) a contested election of directors, as a result of which or in connection with which the persons who were directors of the Company before such election or their nominees cease to constitute a majority of the Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
(j)    “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.
(k)    “Committee” means a committee described in Section 3.
(l)    “Common Stock” means the Company’s common stock, $0.001 par value per Share, and any other securities into which such shares are changed, for which such shares are exchanged or which may be issued in respect thereof.
(m)    “Company” means LifeVantage Corporation, a Colorado corporation.
(n)    “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee, Director or Non-Employee Director and who qualifies as a consultant or adviser under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
(o)    “Covered Employees” means those individuals whose compensation is subject to the deduction limitations of Code Section 162(m).
(p)     “Director” means a member of the Board who is also an Employee.
(q)    “Disability” means, except as may otherwise be provided in a Participant’s employment agreement or applicable Award Agreement (and in such case the employment agreement or Award Agreement shall govern as to the definition of Disability), that the Participant is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
(r)    “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate.
(s)    “Equity Award” means any Award other than a Cash Award.
(t)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)    “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.
(v)    “Fair Market Value” means the market price of a Share, determined by the Committee as follows:
(i)    If the Shares are traded on a stock exchange (such as the New York Stock Exchange, NYSE MKT, the NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there are no sales on such date, on the last date preceding such date on which a closing price was reported;
(ii)    If the Shares are traded on the OTC Bulletin Board at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Bulletin Board for such date, or if there are no sales on such date, on the last date preceding such date on which a sale was reported; and
(iii)    If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.
Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Bulletin Board, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.
(w)    “Fiscal Year” means the Company’s fiscal year.
(x)    “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.
(y)    “Net Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 14(b) to satisfy applicable tax withholding obligations.
(z)    “Non-Employee Director” means a member of the Board who is not an Employee.
(aa)    “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.
(bb)    “Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.
(cc)    “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase a specified number of Shares, at such times and applying a specified Exercise Price, as provided in the applicable Stock Option Agreement.
(dd)    “Optionee” means an individual, estate or other entity that holds an Option.
(ee)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the Adoption Date shall be considered a Parent commencing as of such date.
(ff)    “Participant” means an individual or estate or other entity that holds an Award.

(gg)    “Performance Goals” means one or more objective performance targets established for a Participant which may be described in terms of Company-wide objectives and/or objectives that are related to the performance of the individual Participant or a Parent, Subsidiary, Affiliate, division, department or function within the Company or entity in which the Participant is employed, and such targets may be applied either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. Any Performance Goals that are included in an Award in order to make such Award qualify as performance-based compensation under Code Section 162(m) shall be limited to one or more of the following target objectives: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization, or EBITDA; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue, including with respect to a particular product, business line, geography or market; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets or investment; (xii) earnings per share; (xiii) economic value added, or EVA; (xiv) stock price including without limitation total stockholder return; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) research or related milestones; (xxiv) business development; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) information technology; (xxix) financings; (xxx) product quality control; (xxxi) management; (xxxii) human resources; (xxxiii) corporate governance; (xxxiv) compliance program; (xxxv) legal matters; (xxxvi) internal controls; (xxxvii) policies and procedures; (xxxviii) accounting and reporting; (xxxix) strategic alliances, licensing and partnering; (xl) site, plant or building development; (xli) corporate transactions including without limitation mergers, acquisitions, divestitures and/or joint ventures; (xlii) customer satisfaction; (xliii) capital expenditures and/or (xliv) Company advancement milestones. Awards issued to individuals who are not Covered Employees (or which are not intended to qualify as performance-based compensation under Code Section 162(m)) may take into account other (or no) factors.
(hh)    “Performance Period” means any period of time as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.
(ii)    “Plan” means this LifeVantage Corporation 2017 Long-Term Incentive Plan as it may be amended from time to time.
(jj)    “Prior Equity Compensation Plan Award” means an award outstanding under a Prior Equity Compensation Plan as of the September 2022 Amendment.
(kk)    “Prior Equity Compensation Plans” means the Company’s 2010 Long-Term Incentive Plan (the “2010 Plan”), 2007 Long-Term Incentive Plan (as assumed from Lifeline Therapeutics, Inc., a Colorado corporation) and its predecessor plans and any other Company equity compensation plans.
(ll)    “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)).
(mm)    “Restricted Stock Grant” means Shares awarded under the Plan as provided in Section 9.
(nn)    “Restricted Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Restricted Stock Grant.
(oo)    “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.
(pp)    “SEC” means the Securities and Exchange Commission.
(qq)    “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.
(rr)    “Securities Act” means the Securities Act of 1933, as amended.
(ss)    “Selected Employee” means an Employee, Consultant, Director, or Non-Employee Director who has been selected by the Committee to receive an Award under the Plan.
(tt)    “Separation From Service” means a Participant’s separation from service with the Company within the meaning provided to such term under Code Section 409A.
(uu)    “Service” means service as an Employee, Director, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. A Participant’s Service does not terminate if he or she is a common-law employee with respect to the Company, a Parent, a Subsidiary or an Affiliate and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service commences and terminates for all purposes under the Plan. For avoidance of doubt, a Participant’s Service shall not be deemed terminated if the Committee determines that (i) a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which the Company or a Subsidiary is a party is not considered a termination of Service, (ii) the Participant transfers between service as an Employee and service as a Consultant or other personal service provider (or vice versa), or (iii) the Participant transfers between service as an Employee and that of a Non-Employee Director (or vice versa). The Committee may determine whether any company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final and binding.
(vv)    “Share” means one share of Common Stock.
(ww)    “Stockholder Approval Date” means the date that the Company’s stockholders approve this Plan provided that such approval must occur on or before the first anniversary of the Adoption Date.
(xx)    “Specified Employee” means a Participant who is considered a “specified employee” within the meaning provided to such term under Code Section 409A.
(yy)    “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan which provides the holder with a right to potentially receive, in cash and/or Shares, value with respect to a specific number of Shares, as provided in Section 8.
(zz)    “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.
(aaa)    “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan and as provided in Section 10.
(bbb)    “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of Stock Units.
(ccc)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Adoption Date shall be considered a Subsidiary commencing as of such date.
(ddd)    “Termination Date” means the date on which a Participant’s Service terminates as determined by the Committee.
(eee)    “10-Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
SECTION 3. ADMINISTRATION
(a)     Committee Composition. A Committee appointed by the Board shall administer the Plan. Unless the Board provides otherwise, the Board’s compensation committee (or a comparable committee of the Board) shall be the Committee. The Board may also at any time terminate the functions of the Committee and re-assume all powers and authority previously delegated to the Committee.
To the extent required, the Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to be able to qualify as performance-based compensation as provided under Code Section 162(m) (to the extent such Awards are intended to qualify as performance-based compensation).
The Board may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3 of the Exchange Act or Code Section 162(m), that may administer the Plan with respect to Selected Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Selected Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more Officers, that may authorize Awards to Employees (who are not Section 16 Persons or Covered Employees) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

The Committee shall comply with rules and regulations applicable to it, including under the rules of any exchange on which the Shares are traded.
Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.
(b)    Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:
(i)    determining Selected Employees who are to receive Awards under the Plan;
(ii)    determining the type, number, vesting requirements, Performance Goals (if any) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;
(iii)    correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;
(iv)    accelerating the vesting, or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;
(v)    interpreting the Plan and any Award Agreements;
(vi)    making all other decisions relating to the operation of the Plan; and
(vii)    adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by non-U.S. employees of the Company and its Subsidiaries and Affiliates, which plans and/or subplans shall be attached hereto as appendices.
The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.
(c)    Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform oversight or administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
SECTION 4. GENERAL
(a)    General Eligibility. Only Employees, Consultants, Directors and Non-Employee Directors shall be eligible for designation as Selected Employees by the Committee.
(b)    Incentive Stock Options. Only Selected Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Selected Employee who is a 10-Percent Stockholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option the Participant agrees in advance to such disqualifying action.
(c)    Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d)    Beneficiaries. A Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.
(e)    Performance Goals. The Committee may, in its discretion, include Performance Goals or other performance objectives in any Award. If Performance Goals are included in Awards to Covered Employees in order to enable such Awards to qualify as performance-based compensation under Code Section 162(m), then such Awards will be subject to the achievement of such Performance Goals that will be established and administered pursuant to the requirements of Code Section 162(m) and as described in this Section 4(e). If an Award is intended to qualify as performance-based compensation under Code Section 162(m) and to the extent required by Code Section 162(m), the Committee shall certify in writing the degree to which the Performance Goals have been satisfied before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a Performance Period. Without limitation, the approved minutes of a Committee meeting shall constitute such written certification. With respect to Awards that are intended to qualify as performance-based compensation under Code Section 162(m), the Committee may adjust the evaluation of performance under a Performance Goal (to the extent permitted by Code Section 162(m)) to remove the effects of certain events including without limitation the following:
(i)    asset write-downs or discontinued operations,
(ii)    litigation or claim judgments or settlements,
(iii)    material changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results,
(iv)    reorganizations or restructuring programs or divestitures or acquisitions, and/or
(v)    extraordinary non-recurring items as described in applicable accounting principles and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence.
Notwithstanding satisfaction of any completion of any Performance Goal, to the extent specified at the time of grant of an Award, the number of Shares, Options, SARs, Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. Awards with Performance Goals or performance objectives (if any) that are granted to Selected Employees who are not Covered Employees or any Awards to Covered Employees which are not intended to qualify as performance-based compensation under Code Section 162(m) need not comply with the requirements of Code Section 162(m).
(f)    No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 11. For the avoidance of doubt, no Award shall allow for the payment of dividends with respect to any portion of the Award that does not vest or as to which applicable vesting or performance conditions are not satisfied.
(g)    Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR as applicable):
(i)    if the Service of a Participant is terminated for Cause, then all of the Participant’s Options, SARs, unvested portions of Stock Units and unvested portions of Restricted Stock Grants shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had previously paid to the Company to acquire Shares underlying the forfeited Awards);
(ii)    if the Service of Participant is terminated for any reason other than for Cause and other due to the Participant’s death or Disability, then the vested portion of the Participant’s then-outstanding Options/SARs may be exercised by such Participant or his or her personal representative within three months after the Termination Date and all unvested portions of the Participant’s outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had previously paid to the Company to acquire Shares underlying the forfeited Awards); or

(iii)    if the Service of a Participant is terminated due to the Participant’s death or Disability, the vested portion of the Participant’s then outstanding Options/SARs may be exercised within twelve months after the Termination Date and all unvested portions of any outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had previously paid to the Company to acquire Shares underlying the forfeited Awards).
(h)    Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award without the consent of the affected Participant. Each payment to a Participant made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or for any damages for failing to comply with Code Section 409A.
(i)    Suspension or Termination of Awards. If at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Option or SAR (or payment of a Cash Award or vesting of Restricted Stock Grants or Stock Units) pending a determination of whether there was in fact an act of Cause. If the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Option or SAR whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.
(j)     Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants by electronic media.
(k)    Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.
(l)    Liability of Company. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted hereunder.
(m)    Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
(n)     Re-Pricing of Options or SARs. Notwithstanding anything to the contrary, without the approval of Company stockholders and except as provided in Section 11(a), outstanding Options or SARs may not be re-priced, replaced or regranted (i) through cancellation, whether in exchange for cash or another type of Award, (ii) by lowering the Exercise Price of a previously granted Option or SAR or (iii) by replacing a previously granted Option or SAR with a new Option or SAR with a lower Exercise Price.

(o)    Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Adoption Date and including any successor provisions.
(p)    Governing Law. This Plan and all Awards shall be construed in accordance with and governed by the laws of the State of Utah but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Utah to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
(q)    Minimum Vesting Requirement. No Award granted on or after July 1, 2018 shall vest, become exercisable or be settled on a date that is earlier than the first anniversary of the grant date of the Award; provided however that this minimum vesting and exercisability requirement shall not apply (i) to up to 5% of the aggregate number of shares reserved for issuance hereunder, (ii) if Section 12 applies, or (iii) with respect to an Award held by a Participant whose Service terminates as a result of his or her death or disability.
SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS
(a)    Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment as provided in Section 11, the maximum aggregate number of Shares that may be issued under the Plan shall not exceed the sum of (i) [4,637,000] Shares, (ii) the number of Shares reserved under the 2010 Plan that are not issued or subject to outstanding awards under the 2010 Plan on the Stockholder Approval Date, (iii) any Shares subject to outstanding options or other awards under the 2010 Plan on the Stockholder Approval Date that subsequently expire or lapse unexercised and Shares issued pursuant to awards granted under the 2010 Plan that are outstanding on the Stockholder Approval Date and that are subsequently forfeited to or repurchased by the Company, and (iv) the additional Shares described in Section 5(b); provided, however, that no more than 475,000 Shares, in the aggregate, shall be added to the Plan pursuant to clauses (ii) and (iii). No more than [5,103,000] Shares plus the additional Shares described in Section 5(b) may be issued under the Plan upon the exercise of ISOs.
(b)    Share Re-Use. If Equity Awards are forfeited or are terminated for any reason other than being exercised, then the Shares underlying such Equity Awards shall again become available for Equity Awards under the Plan. If SARs are exercised or Stock Units are settled in Shares, then only the number of Shares (if any) actually issued in settlement of such SARs or Stock Units shall reduce the number of Shares available under the Share limits stated in Section 5(a) and the balance shall again become available for Equity Awards under the Plan. If a Participant pays the Exercise Price by Net Exercise or by surrendering previously owned Shares (or by stock attestation) and/or, as permitted by the Committee, pays any withholding tax obligation with respect to an Equity Award by electing to have Shares withheld or surrendering previously owned Shares (or by stock attestation), the surrendered Shares and the Shares withheld to pay taxes shall be available for issuance under the Plan and shall not count toward the Share limits set forth in Section 5(a). Any Shares that are delivered and any Equity Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided in Sections 6(e), 8(f), 9(e) or 10(e)) shall not be counted against the Share limits specified in Sections 5(a) and 5(d). Notwithstanding the foregoing, following the September 2022 Amendment, the following Shares shall not become or again be available for grants of Awards under the Plan: (a) Shares delivered (either by actual delivery or stock attestation) to the Company by a Participant or withheld by the Company to satisfy the applicable exercise price of an Option or Prior Equity Compensation Plan Award that is an option and/or satisfy any applicable tax withholding obligation with respect to an Option or Stock Appreciation Right or Prior Equity Compensation Plan Award that is an option or stock appreciation right (including Shares retained by the Company from the Option or Stock Appreciation Right or Prior Equity Compensation Plan Award that is an option or a stock appreciation right being exercised and/or creating the tax obligation), (b) Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement or exercise, as applicable, of the Stock Appreciation Right, and (c) Shares purchased on the open market with the cash proceeds from the exercise of Options.
(c)    Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Equity Awards.
(d)    Code Section 162(m) Limits. For so long as: (x) the Company is a “publicly held corporation” within the meaning of Code Section 162(m) and (y) the deduction limitations of Code Section 162(m) are applicable to Awards granted to the Company’s Covered Employees under this Plan, then the limits specified below in this Section 5(d) shall be applicable to Awards issued under the Plan.
(i)    Limits on Options. No Selected Employee shall receive Options to purchase Shares during any Fiscal Year that in the aggregate cover in excess of 300,000 Shares.

(ii)    Limits on SARs. No Selected Employee shall receive Awards of SARs during any Fiscal Year that in the aggregate cover in excess of 300,000 Shares.
(iii)     Limits on Restricted Stock Grants. No Selected Employee shall receive Restricted Stock Grants during any Fiscal Year that in the aggregate cover in excess of 300,000 Shares.
(iv)    Limits on Stock Units. No Selected Employee shall receive Stock Units during any Fiscal Year that in the aggregate cover in excess of 300,000 Shares.
(v)    Limit on Total Amount of All Equity Awards. Notwithstanding anything to the contrary contained herein, no Selected Employee shall receive Equity Awards during any Fiscal Year in excess of the aggregate amount of 600,000 Shares, whether such Equity Awards are in the form of Options, SARs, Restricted Stock Grants and/or Stock Units.
(vi)    Increased Limits for First Year of Employment. The numerical limits expressed in the foregoing subparts (i) through (iv) shall in each case be increased to 600,000 Shares with respect to Equity Awards granted to a Selected Employee during the Fiscal Year of the Selected Employee’s commencement of employment with the Company or during the first Fiscal Year that the Selected Employee becomes a Covered Employee.
(vii)    Dollar Limit for Cash Awards. The maximum aggregate value of Cash Awards that may be received by any one Selected Employee with respect to any individual Fiscal Year is $5,000,000.
SECTION 6. TERMS AND CONDITIONS OF OPTIONS
(a)    Stock Option Agreement. Each Award of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.
(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and is subject to adjustment of such number in accordance with Section 11.
(c)    Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. Except with respect to outstanding stock options being assumed or Options being granted in exchange for cancellation of outstanding options granted by another issuer as provided under Section 6(e), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO Awards to 10-Percent Stockholders) on the date of Award.
(d)    Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from the date of Award (and may be for a shorter period of time than ten years). No Option can be exercised after the expiration date specified in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events. Notwithstanding the previous sentence, an ISO that is granted to a 10-Percent Stockholder shall have a maximum term of five years. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.
(e)    Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, in accordance with Section 4(n), the Committee may not Re-Price outstanding Options without approval from the Company's stockholders, except as provided in Section 11(a). No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.
(f)    Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
SECTION 7. PAYMENT FOR OPTION SHARES

(a)    General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Stock Option Agreement:
(i)    In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.
(ii)    In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.
(b)    Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
(c)    Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.
(d)     Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in a Stock Option Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.
(e)    Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in a Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.
SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
(a)    SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
(b)    Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 11.
(c)    Exercise Price. Each SAR Agreement shall specify the Exercise Price. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of outstanding stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Award.
(d)    Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of Award. No SAR can be exercised after the expiration date specified in the applicable SAR Agreement. A SAR Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. A SAR may be included in an ISO only at the time of Award but may be included in an NSO at the time of Award or at any subsequent time, but not later than six months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
(e)    Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after the Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.
(f)    Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, in accordance with Section 4(n), the Committee may not Re-Price outstanding

SARs without approval from the Company's stockholders, except as provided in Section 11(a). No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.
(g)    Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS
(a)    Restricted Stock Grant Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by a Restricted Stock Grant Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the Restricted Stock Grant Agreements entered into under the Plan need not be identical.
(b)    Number of Shares and Payment. Each Restricted Stock Grant Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 11. Restricted Stock Grants may be issued with or without cash consideration under the Plan.
(c)    Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Grant Agreement. A Restricted Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.
(d)    Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders; provided however that any dividends attributed to Shares that are unvested (whether such dividends are in the form of cash or Shares) shall be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends relate; and provided further that this sentence is subject to the final sentence of Section 4(f). Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not reduce the number of Shares available for issuance under Section 5.
(e)    Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.
(f)    Assignment or Transfer of Restricted Stock Grants. Except as provided in Section 14, or in a Restricted Stock Grant Agreement, or as required by applicable law, a Restricted Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(f) shall be void. However, this Section 9(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Restricted Stock Grant Awards by will or pursuant to Section 4(d).
SECTION 10. TERMS AND CONDITIONS OF STOCK UNITS
(a)    Stock Unit Agreement. Each Award of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.
(b)    Number of Shares and Payment. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and is subject to adjustment of such number in accordance with Section 11. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
(c)    Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.
(d)    Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach, provided that this sentence is subject to the final sentence of Section 4(f).
(e)    Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.
(f)    Assignment or Transfer of Stock Units. Except as provided in Section 14, or in a Stock Unit Agreement, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(f) shall be void. However, this Section 10(f) shall not preclude a Participant from designating a beneficiary pursuant to Section 4(d) nor shall it preclude a transfer of Stock Units pursuant to Section 4(d).
(g)    Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Unit Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.
(h)    Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
SECTION 11. ADJUSTMENTS
(a)    Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments to:
(i)    the number and kind of securities available for Equity Awards (and which can be issued as ISOs) under Section 5;
(ii)    the Share limits on Equity Awards issued under the Plan that are intended to qualify as performance-based compensation under Code Section 162(m) under Section 5(d);
(iii)    the number and kind of securities covered by each outstanding Equity Award;
(iv)    the Exercise Price under each outstanding SAR and Option, and the repurchase price, if any, applicable to the unvested portion of Restricted Stock Grants; and
(v)    the number and kind of outstanding securities issued under the Plan.
(b)    Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11, a Participant’s Equity Award covers additional or different shares of stock or securities, then such additional or different shares and the Equity Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Equity Award and the Shares subject to the Equity Award prior to such adjustment.
(c)    Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.
SECTION 12. EFFECT OF A CHANGE IN CONTROL
(a)    Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, that subject to the consummation of the merger or other reorganization, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation with or without consideration, in all cases without the consent of the Participant.
(b)    Acceleration. Except as otherwise provided in the applicable Award Agreement (and in such case the applicable Award Agreement shall govern), in the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 12(a), (1) with respect to outstanding Awards subject to service-based vesting conditions, 100% of the unvested portion of such Awards shall accelerate and vest immediately upon the Change in Control, and (2) with respect to outstanding Awards subject to performance-based vesting conditions, such Awards shall accelerate and vest upon the Change in Control with respect to the portion of the Award determined based on the greater of (A) target level applicable to the Award or (B) the actual level of achievement measured as of either the end of the applicable Performance Period (if the Performance Period ends prior to the Change in Control but actual performance has not yet been determined) or the effective date of the Change in Control (if the Change in Control occurs prior to the end of the Performance Period), as applicable. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein for Equity Awards intrinsic value equals the difference between the market value of a Share and any per Share exercise price).
SECTION 13. LIMITATIONS ON RIGHTS
(a)    Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, Director or Non-Employee Director or to receive any other Awards under the Plan. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).
(b)    Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Equity Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
(c)    Dissolution. To the extent not previously exercised or settled, Options, SARs, unvested Stock Units and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company.
(d)    Clawback Policy. The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy.
SECTION 14. TAXES.
(a)    General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
(b)    Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day.
Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding or income tax obligations (up to the maximum amount permitted by applicable law) related to an Equity

Award through a sale of Shares underlying the Equity Award or, in the case of Options, through Net Exercise or Cashless Exercise.
SECTION 15. DURATION AND AMENDMENTS
(a)    Term of the Plan. The Plan was originally effective on the Adoption Date and was amended on November 16, 2017, January 19, 2018, September 20, 2018, August 27, 2020, September 19, 2022 and September 7, 2023. In any event, the Plan shall terminate no later than on the day before the tenth anniversary of the Adoption Date. The Plan may be terminated by the Board on any earlier date pursuant to Section 15(b). This Plan will not in any way affect outstanding awards that were issued under the Prior Equity Compensation Plans or other Company equity compensation plans.
(b)    Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award, provided that no such Participant consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.
SECTION 16. EXECUTION
To record the adoption of this Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

LIFEVANTAGE CORPORATION
/s/ Steven R. Fife
By: Steven R. Fife
Title: President and Chief Executive Officer

ANNEX C
RIGHTS PLAN

LIFEVANTAGE CORPORATION

and
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

RIGHTS AGREEMENT

Dated as of August 30, 2023

C-1

TABLE OF CONTENTS
    Page

Section 1. Certain Definitions    1
Section 2. Appointment of Rights Agent    8
Section 3. Issue of Right Certificates.    8
Section 4. Form of Right Certificates    10
Section 5. Countersignature and Registration.    11
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.    11
Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.    12
Section 8. Cancellation and Destruction of Right Certificates    14
Section 9. Availability of Shares of Preferred Stock.    14
Section 10. Preferred Stock Record Date    15
Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.    16
Section 12. Certificate of Adjusted Purchase Price or Number of Shares    24
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.    24
Section 14. Fractional Rights and Fractional Shares.    28
Section 15. Rights of Action    29
Section 16. Agreement of Right Holders    29
Section 17. Right Certificate Holder Not Deemed a Stockholder    30
Section 18. Concerning the Rights Agent.    30
Section 19. Merger or Consolidation or Change of Name of Rights Agent.    31
Section 20. Duties of Rights Agent    31
Section 21. Change of Rights Agent    34
Section 22. Issuance of New Right Certificates.    34
Section 23. Redemption; Qualifying Offer.    35
Section 24. Exchange.    35

Section 25. Notice of Certain Events.    37
Section 26. Notices    38
Section 27. Supplements and Amendments.    38
Section 28. Successors    39
Section 29. Benefits of this Agreement    39
Section 30. Determinations and Actions by the Board of Directors    39
Section 31. Severability    39
Section 32. Governing Law    39
Section 33. Counterparts    40
Section 34. Descriptive Headings    40

RIGHTS AGREEMENT
Rights Agreement, dated as of August 30, 2023 (“Agreement”), between LifeVantage Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
The Board of Directors of the Company has adopted resolutions creating a series of preferred stock designated as “Series A Junior Participating Preferred Stock” and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) outstanding as of the Close of Business (as defined below) on September 11, 2023 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:
(a)“Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which, together with all of its Affiliates and Associates (as each such term is hereinafter defined), shall be the Beneficial Owner (as such term is hereinafter defined) of 12% or more of the shares of Common Stock then outstanding, but shall not include (x) an Exempt Person (as such term is hereinafter defined) or (y) a Passive Investor (as such term is hereinafter defined), so long as, in the case of this clause (y), such Person is not the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but subject to the provisions in the definition of “Passive Investor”; provided, however, that
(i)if the Board of Directors of the Company determines that a Person who would otherwise be an “Acquiring Person” became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned that number of shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person”;

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(ii)if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock representing 0.5% or more of the shares of Common Stock then outstanding (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock then outstanding;
(iii)no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, together with its Affiliates and Associates, becomes the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(i), such Person, together with its Affiliates and Associates, thereafter becomes the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in this Section 1(a)(iii)), unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person, together with its Affiliates and Associates, is not then the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock then outstanding.
(iv)no Person shall become an “Acquiring Person” solely as the result of an acquisition or cancellation of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of the shares of Common Stock beneficially owned by such Person, together with its Affiliates and Associates, to 12% (20% in the case of a Passive Investor) or more of the Common Stock then outstanding; provided, however, that if a Person, together with its Affiliates and Associates, shall become the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(iii) above), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of additional Common Stock, such Person, together with its Affiliates and Associates, does not beneficially own 12% (20% in the case of a Passive Investor) or more of the Common Stock then outstanding;
(v)by means of share purchases directly from or issuances (including debt for equity exchanges) directly by the Company or indirectly through an underwritten offering by the Company, in a transaction approved by the Board of Directors of the

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Company; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock then outstanding following such transaction and (B) subsequently becomes the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock or pursuant to a grant or exercise described in Section 1(a)(iii) above) without the prior written consent of the Company and then beneficially owns 12% (20% in the case of a Passive Investor) or more of the shares of Common Stock then outstanding;
(vi)if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board of Directors of the Company determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company; and
(vii)no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof and the first public announcement of this Agreement, is the Beneficial Owner of 12% (20% in the case of a Passive Investor) or more of the Common Stock then outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.
With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).
(b)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act (as such term is hereinafter defined).
(c)A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:
(i)which such Person or any of such Person’s Affiliates and Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act;
(ii)which such Person or any of such Person’s Affiliates and Associates has: (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions) pursuant to any

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agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (w) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates and Associates until such tendered securities are accepted for purchase, (x) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person, (y) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such first Person or any of such first Person’s Affiliates and Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (“Original Rights”) or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to Original Rights, or (z) securities which such Person or any of such Person’s Affiliates and Associates may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates and Associates) if such agreement has been approved by the Board of Directors of the Company prior to such Person’s becoming an Acquiring Person; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
(iii)which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such other Person) and with respect to which such first Person or any of such first Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of such securities; or
(iv)which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party (as such terms are hereinafter defined); provided, however, that the number of shares of Common Stock that a Person is deemed to beneficially own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares (as such term is hereinafter defined) with respect to such Derivatives Contract; provided, further, that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate

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provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section l(d)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.
Notwithstanding anything in this definition of “Beneficial Owner” to the contrary, (x) no Person engaged in business as an underwriter of securities shall be the “Beneficial Owner” of any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) calendar days after the date of such acquisition; (y) no Person shall be deemed the “Beneficial Owner” of any security as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security if such agreement, arrangement or understanding is not also then reportable on Schedule 13D and arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act; and (z) no Person shall be deemed the “Beneficial Owner” of any security if such Person is a “clearing agency” (as defined in Section 3(a)(23) of the Exchange Act) and has acquired such security solely as a result of such status.
(d)“Board Evaluation Period” shall have the meaning set forth in Section 23(c) hereof.
(e)“Book Entry” shall mean an uncertificated book entry for the Common Stock.
(f)“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close; provided, that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.
(g)“Certificate of Designation” shall have the meaning set forth in Section 1(h) hereof.
(h)“Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on March 9, 2018, as the same may be amended and restated from time to time, and together with the Certificate of Designation of the Series A Junior Participating Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and substantially in the form attached hereto as Exhibit A (the “Certificate of Designation”), as the same may hereafter be amended or restated.
(i)“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

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(j)“Common Stock” when used with reference to the Company or without reference shall mean the Common Stock, presently par value $0.0001 per share of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary (as such term is hereinafter defined) of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(k)“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(l)“Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(m)“Definitive Acquisition Agreement” shall mean any definitive written agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock at a meeting of the stockholders of the Company with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company and its Subsidiaries or businesses or assets of the Company and its subsidiaries (including, without limitation, equity securities of its subsidiaries) based on the most recent publicly available balance sheet that generated more than 50% of the Company’s consolidated net revenue or earnings before interest, taxes, depreciation and amortization for the preceding twelve (12) months.
(n)“Demanding Stockholders” shall have the meaning set forth in Section 23(c)(i).
(o)“Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number of shares corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether (i) obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property or (ii) such contract conveys any voting rights in shares of Common Stock, without regard to any short or similar position under the same or any other Derivative Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.
(p)“Distribution Date” shall have the meaning set forth in Section 3 hereof.
(q)“Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.
(r)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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(s)“Exempt Person” shall mean the Company or any Subsidiary of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.
(t)“Exchange Ratio” shall have the meaning set forth in Section 24 hereof.
(u)“Exemption Date” shall have the meaning set forth in Section 23(c)(iii) hereof.
(v)“Expiration Date” shall have the meaning set forth in Section 7 hereof.
(w)“Final Expiration Date” shall have the meaning set forth in Section 7 hereof.
(x)“Flip-In Event” shall have the meaning set forth in Section 11(a)(ii) hereof.
(y)“Minimum Tender Condition” shall have the meaning set forth in Section 1(hh) hereof.
(z)“NASDAQ” shall mean The NASDAQ Stock Market LLC.
(aa)“New York Stock Exchange” shall mean the New York Stock Exchange, Inc.
(ab)“Outside Meeting Date” shall have the meaning set forth in Section 23(c)(iii) hereof.
(ac)“Passive Investor” shall mean any Person who or which has reported or is required to report Beneficial Ownership of shares of Common Stock of the Company on Schedule 13G under the Exchange Act (or any comparable or successor report), but only so long as (i) such Person is eligible to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report), and (ii) such Person has not reported and is not required to report such ownership on Schedule 13D under the Exchange Act (or any comparable or successor report) and such Person does not hold shares of Common Stock of the Company on behalf of any other Person who is required to report Beneficial Ownership of shares of Common Stock of the Company on such Schedule 13D; provided that if a formerly Passive Investor should report or become required to report Beneficial Ownership of shares of Common Stock of the Company on Schedule 13D, that formerly Passive Investor will not be deemed to be or to have become an Acquiring Person if (A) at the time it reports or becomes required to report Beneficial Ownership of shares of Common Stock of the Company on Schedule 13D, that formerly Passive Investor has Beneficial Ownership of less than 12% of the Common Stock then outstanding; or (B) (1) it divests as promptly as practicable (but in any event not later than ten calendar days after becoming required to report on Schedule 13D) Beneficial Ownership of a sufficient number of shares of Common Stock of the Company so that it would no longer be an “Acquiring Person,” as defined herein, and (2) prior to reducing its Beneficial Ownership

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of shares of Common Stock of the Company then outstanding to below 12%, it does not increase its Beneficial Ownership of the Common Stock then outstanding (other than by reason of share purchases by the Company) above such Person’s lowest Beneficial Ownership of the Common Stock then outstanding at any time during such ten calendar day period.
(ad)“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.
(ae)“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company having the rights and preferences set forth in the Certificate of Designation.
(af)“Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(ag)“Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
(ah)“Qualifying Offer” shall mean an offer determined by the Board in good faith to be:
(i)    an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;
(ii)    a fully financed all-cash tender offer or an exchange offer offering shares of Common Stock of the offeror, or a combination thereof, in each such case, for any and all of the outstanding shares of Common Stock of the Company at the same per-share consideration;
(iii)    an offer whose offer price per share of Common Stock of the Company is greater than the highest reported market price for the Common Stock of the Company in the twenty-four (24) months immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act, with, in the case of an offer that includes shares of Common Stock of the offeror, such offer price per share of Common Stock of the Company being determined using the lowest reported market price for Common Stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;
(iv)    an offer that is conditioned on a minimum of at least a majority of (A) the shares of the Common Stock of the Company outstanding on a fully diluted basis; and (B) the outstanding shares of the Common Stock of the Company not held by the offeror (or such offeror’s Affiliates or Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable (the “Minimum Tender Condition”);
(v)    an offer that is subject only to the Minimum Tender Condition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its representatives being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;
(vi)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment by the offeror that the offer, if it is otherwise to expire prior

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thereto, will be extended for at least fifteen (15) Business Days after any increase in the consideration offered or after any bona fide alternative offer is commenced;
(vii)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that the offer will remain open until at least the later of (A) the date the Board redeems the outstanding Rights or exempts such offer from the terms of this Agreement; (B) if no Special Meeting Demand has been received from the holders of a Requisite Percentage with respect to such offer, ten (10) Business Days after the end of the Board Evaluation Period; and (C) if a Special Meeting is duly requested in accordance with Section 23, ten (10) Business Days after the date of such Special Meeting or, if no Special Meeting is held within the Special Meeting Period, ten (10) Business Days following the last day of such Special Meeting Period;
(viii)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer shall be acquired at the same consideration per share of Common Stock actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;
(ix)    an offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments shall be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);
(x)    an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act; (B) all such facts that arise or become known after the date of commencement shall be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open; and (C) all required Exchange Act reports shall be filed by the offeror in a timely manner during such period; and
(xi)    if the offer includes shares of Common Stock of the offeror, (A) the offeror is a publicly owned corporation and its Common Stock is freely tradable and is listed or admitted to trading on either the NASDAQ or the New York Stock Exchange; (B) no stockholder approval of the offeror is required to issue such Common Stock, or, if required, such approval shall have been obtained prior to acceptance of any shares of Common Stock pursuant to the offer; (C) no Person (including, without limitation, such Person’s Affiliates and Associates) beneficially owns more than 20% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer; (D) no other class of voting stock of the offeror is outstanding; and (E) the offeror meets the registrant eligibility requirements for use of Form S-3 or Form F-3 for registering securities under the Securities Act, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of such offer.
For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (x) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer

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subject only to customary terms and conditions; (y) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn; or (z) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23 shall no longer be applicable to such offer.
(ai)“Qualifying Offer Resolution” shall have the meaning set forth in Section 23(c)(i) hereof.
(aj)“Record Date” shall have the meaning set forth in the recitals hereto.
(ak)“Redemption Date” shall have the meaning set forth in Section 7 hereof.
(al)“Redemption Price” shall have the meaning set forth in Section 23 hereof.
(am)“Right” shall have the meaning set forth in the recitals hereto.
(an)“Right Certificate” shall have the meaning set forth in Section 3 hereof.
(ao)“Securities Act” shall mean the Securities Act of 1933, as amended.
(ap)“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.
(aq)“Signature Guarantee” shall have the meaning set forth in Section 6(a) hereof.
(ar)“Special Meeting” shall have the meaning set forth in Section 23(c)(i) hereof.
(as)“Special Meeting Demand” shall have the meaning set forth in Section 23(c)(i) hereof.
(at)“Special Meeting Period” shall have the meaning set forth in Section 23(c)(ii) hereof.
(au)“Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.
(av)“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such other date, as determined by the Board of Directors of the Company, on which a Person has become an Acquiring Person.

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(aw)“Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.
(ax)“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ay)“Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(az)“Trust” shall have the meaning set forth in Section 24(a) hereof.
(ba)“Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.
Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company shall reasonably determine, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agents.
Section 3. Issue of Right Certificates.
(a)Until the Close of Business on the earlier of (i) the tenth Business Day after the Stock Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”, provided, however, that the Distribution Date shall in no event be prior to the Record Date), (x) the Rights will be evidenced (subject to the provisions of Sections 3(b) and 3(c) hereof) by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the

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form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
(b)With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate representing Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.
(c)Rights shall, without any further action, be issued in respect of all shares of Common Stock issued or disposed of by the Company after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between LifeVantage Corporation (the “Company”) and Computershare Trust Company, N.A. or any successor Rights Agent (the “Rights Agent”) dated as of August 30, 2023 and as amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.
With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the

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Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.
Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, each Right Certificate shall entitle the holder thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.
(a)The Right Certificates shall be executed on behalf of the Company by the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer, the Secretary or any other duly authorized officer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.
(b)Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights.

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(a)Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof, that have been redeemed pursuant to Section 23 hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate contained therein properly completed and duly executed and with all signatures guaranteed from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association (a “Signature Guarantee”), at the office or agency of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a Signature Guarantee and such other documentation as the Rights Agent reasonably requests. Thereupon the Rights Agent shall, subject to Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not be obligated to deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of applicable taxes and/or charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.
(b)Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
(c)Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates, to the extent permitted by applicable law.
Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.

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(a)Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof, that have been redeemed pursuant to Section 23 hereof or that have been exchanged pursuant to Section 24 hereof) may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Close of Business on August 28, 2024 (the “Final Expiration Date”) or such later date as may be established by the Board of Directors of the Company prior to the expiration of the Rights, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Sections 1(c)(ii)(A)(z) and 13(f) at which time the Rights are terminated, or (iv) the time at which such Rights are exchanged as provided in Section 24 hereof.
(b)The Purchase Price shall be initially $20 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.
(c)Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

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(d)Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
(e)Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Availability of Shares of Preferred Stock.
(a)The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.
(b)So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.
(c)From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file a

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registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice to the Rights Agent) at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.
(d)The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
(e)The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or other securities of the Company) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or other securities of the Company) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or other securities of the Company) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.
Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or other securities of the Company) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

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(a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.
(i)Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the “Flip-In Event”), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or of any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (II) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees, either direct transferees or transferees through one or more intermediate transferees, of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person, its Affiliates and Associates or its or their transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate

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delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).
(ii)The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors of the Company shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the “Spread”) of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock are determined by the Board of Directors of the Company to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors of the Company shall determine that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors of the Company so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last

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sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend (with prompt written notice thereof to the Rights Agent) the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the per share value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock Equivalent shall be deemed to equal the current per share market price of the Common Stock. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b)In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in

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connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d)(i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed on a national securities exchange, the last quoted price or, if not so quoted, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(i)For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred

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Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.
(e)No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.
(f)If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.
(i)The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one

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one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
(k)Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.
(l)In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m)Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred

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Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
(n)Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
(o)The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
(a)In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any

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other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.
(b)“Principal Party” shall mean:
(i)in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

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(ii)in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;
provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:
(i)prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;
(ii)use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange, NASDAQ or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;

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(iii)deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
(iv)obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.
(d)In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
(e)The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(f)Notwithstanding anything contained herein to the contrary, in the event of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board of Directors prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).
Section 14. Fractional Rights and Fractional Shares.
(a)The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional

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Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined by the Board of Directors of the Company shall be used.
(b)The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.
(c)The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock for which a Right is exercisable shall be deemed to be the closing price of one share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise.

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(d)The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).
(e)Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under Section 18 hereof, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.
Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company under this Agreement.
Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b)after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request; and
(c)the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the

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Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.
(d)notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.
Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.
(a)The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, execution, administration, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.
(b)The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate representing the Preferred Stock, the Common Stock or any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit,

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letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.
(c)Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.
(a)Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
(b)In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all

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of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a)The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall have no liability for or in respect of, any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.
(b)Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved (including the identity of any Acquiring Person and the determination of the current market price) or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer, the Secretary or any other duly authorized officer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20(b).
(c)The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(d)The Rights Agent shall not have any liability or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.
(e)The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

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(f)The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Administrative Officer, the Treasurer, the Secretary or any other duly authorized officer of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer, and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
(g)The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(h)The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
(i)If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20(i).
(j)The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.

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(k)The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
(l)No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers if the Rights Agent has reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(m)The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
(n)The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
(o)The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same.
(p)In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.
Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of

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the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) pursuant to a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.
Section 23. Redemption; Qualifying Offer.
(a)The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the “Redemption Price”). The redemption

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of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine.
(b)Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights (or such later time as the Board of Directors of the Company may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
(c)
(i)In the event the Company receives a Qualifying Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, in each case, by the Close of Business on the date that is ninety (90) calendar days following the commencement of such Qualifying Offer within the meaning of Rule 14d-2(a) under the Exchange Act (the “Board Evaluation Period”), the holders of record (or their duly authorized proxy) of twenty percent (20%) or more of the shares of Common Stock of the Company then outstanding (excluding shares of Common Stock that are beneficially owned by the Person making the Qualifying Offer) (the “Requisite Percentage”) may submit to the Board of Directors of the Company, not earlier than ninety (90) calendar days nor later than one hundred twenty (120) calendar days following the commencement of such Qualifying Offer, a written demand complying with the terms of this Section 23(c) (the “Special Meeting Demand”) directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). Any Special Meeting Demand must be (A) delivered to the Secretary at the principal executive offices of the Company; and (B) signed by the demanding stockholders (the “Demanding Stockholders”) or a duly authorized agent of the Demanding Stockholders.
(ii)After receipt of a Special Meeting Demand in proper form and in accordance with this Section 23(c) from Demanding Stockholders holding the Requisite Percentage, the Board of Directors of the Company shall take such actions necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) calendar days

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following the last day of the Board Evaluation Period (the “Special Meeting Period”) by including a proposal relating to adoption of the Qualifying Offer Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that the Board of Directors of the Company may cause the Qualifying Offer Resolution to be submitted to a vote of stockholders at an annual meeting of the stockholders of the Company if such annual meeting is to be convened during the Special Meeting Period; provided, further, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution is separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its fiduciary duties.
(iii)In the event that no Person has become an Acquiring Person prior to the Exemption Date and the Qualifying Offer continues to be a Qualifying Offer and either (A) the Special Meeting has not been convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”); or (B) if, at the Special Meeting at which a quorum is established, a majority of the shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company (excluding shares of Common Stock beneficially owned by the Person making the Qualifying Offer and such Person’s Affiliates and Associates) shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be exempt from the application of this Agreement in all respects to such Qualifying Offer as long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on (1) the Outside Meeting Date or (2) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote by stockholders not in compliance with the provisions of this Section 23(c) shall serve to exempt any offer from the terms of this Agreement. Immediately upon the Close of Business on the Exemption Date, and without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate and, notwithstanding anything in this Agreement to the contrary, the consummation of the Qualifying Offer shall not cause the offeror (or its Affiliates or Associates) to become an Acquiring Person; and the Rights shall immediately expire and have no further force and effect upon such consummation.
Section 24. Exchange.
(a)The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock, after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of 50% or more of the shares of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall

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thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board of Directors of the Company may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors of the Company shall then approve (the “Trust Agreement”). If the Board of Directors of the Company so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(b)Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c)The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.
Section 25. Notice of Certain Events.
(a)In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities,

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rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.
(b)In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof, and all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
LifeVantage Corporation
3300 Triumph Blvd, Suite 700
Lehi, UT 84043
Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, Federal Express or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services

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Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27. Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement.
Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights, to exchange or not exchange the rights, or to amend or not amend this Agreement). Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors of the Company shall not be entitled to reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to recommend that holders of Common Stock or other voting securities of the Company reject any Qualifying Offer or any other tender offer or other acquisition proposal, or to take any other action (including, without

40

limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any Qualifying Offer or any other tender offer or other acquisition proposal that the Board of Directors of the Company determines in good faith is necessary or appropriate in the exercise of its fiduciary duties. Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations that are done or made by the Board of Directors of the Company in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.
Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.
Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof.
Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any

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occurrence beyond the reasonable control of the Rights Agent (including any act or provision or any present or future law or regulation or governmental authority, any act of God, epidemics, pandemics, war, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or failure or malfunction of any utilities communication or computer services or similar occurrence).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

LIFEVANTAGE CORPORATION

By: /s/ Steven R. Fife
    Name: Steven R. Fife
    Title: President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent

By: /s/ Patrick Hayes
    Name: Patrick Hayes
    Title: Manager, Client Management

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Exhibit A
FORM OF

CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

LIFEVANTAGE CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware
LifeVantage Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:
That pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the said Corporation (the “Certificate of Incorporation”), the said Board of Directors on August 30, 2023 adopted the following resolution creating a series of 100,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:
RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.0001 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:
Series A Junior Participating Preferred Stock
1.Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.
2.Dividends and Distributions.
a.Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 30th day of March, June, September and December, in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 and (b) the sum of (1) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, plus (2) the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, par value $0.0001 per share, of the Corporation (the “Common Stock”), or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 1,000. In the event the Corporation shall at any time after August 30, 2023 (i) declare and pay any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
b.The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
c.Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
3.Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
a.Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.
b.Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
c.If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4.Certain Restrictions.
a.Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
i.declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired;
ii.declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or
iii.purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine will result in fair and equitable treatment among the respective series or classes.
b.The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5.Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.
6.Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to the greater of (i) $10.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock upon such liquidation, dissolution or winding up of the Corporation.
a.In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
b.Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
7.Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
8.No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.
9.Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.
10.Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
11.Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of August, 2023.
LIFEVANTAGE CORPORATION

By: ______________________________
Name: Alissa Neufeld
Title: General Counsel and
Corporate Secretary

Exhibit B
Form of Right Certificate

Certificate No. R-______

NOT EXERCISABLE AFTER AUGUST 28, 2024 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

LIFEVANTAGE CORPORATION

This certifies that ____________________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of August 30, 2023, as the same may be amended from time to time (the “Rights Agreement”), between LifeVantage Corporation, a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on August 28, 2024 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), of the Company at a purchase price of $20 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of August 30, 2023, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.0001 per share, or shares of Preferred Stock.
No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _________ __, 20__.

LIFEVANTAGE CORPORATION

By:__________________________________
[Name]
[Title]
ATTEST:

____________________________________
[Name]
[Title]

Countersigned:

Computershare Trust Company, N.A., as Rights Agent

By__________________________________
    [Name]
[Title]

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto ________________________________________________________
(Please print name and address of transferee)
_______ Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated: ____________________________

____________________________________
Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

..............................................................................................................
            (To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

____________________________________
Signature

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)

To LifeVantage Corporation:

The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

_________________________________________________________________________
(Please print name and address)

_________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

_________________________________________________________________________
(Please print name and address)

_________________________________________________________________________

Dated:________________________

____________________________________
Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate - continued

_________________________________________________________________________
(To be completed)

The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

____________________________________
Signature

_________________________________________________________________________

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

PRELIMINARY COPY - SUBJECT TO COMPLETION

LifeVantage

W
H
I
T
E

P
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O
X
Y

VOTE BY TELEPHONE

Please have your WHITE universal proxy card available when you call the **toll-free number [•]** using a touch-tone telephone and follow the simple directions that will be presented to you.

VOTE BY INTERNET

Please have your WHITE universal proxy card available when you access the website **[•]** and follow the simple directions that will be presented to you.

VOTE BY MAIL

Please mark, sign and date your WHITE universal proxy card and return it in the **postage-paid envelope** provided or return it to: [•].

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE UNIVERSAL PROXY CARD TODAY!

Control Number ➔

If submitting your WHITE universal proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.

LIFEVANTAGE CORPORATION

WHITE UNIVERSAL PROXY CARD

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders – [•], [•], 2023

The stockholder(s) whose signature(s) appear(s) on this proxy form hereby appoint(s) Steven R. Fife and Alissa Neufeld or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of common stock of LifeVantage Corporation (the "Company") that the stockholder(s) would be entitled to vote on all matters that may come before the fiscal year 2024 annual meeting of stockholders (the "Annual Meeting") to be held virtually at [•] [A.M. / P.M.] on [•], [•], 2023, and at any adjournment or postponement thereof.

The Company's board of directors (the "Board") unanimously recommends that you vote "FOR" the election of the Company's seven director nominees on Proposal 1 and "FOR" Proposals 2, 3, 4 and 5 using the **WHITE** proxy card.

The Board does not endorse the nominees put forth by Bradley L. Radoff (collectively with the other participants in his solicitation, the "Radoff Group"), and urges you not to sign, return or vote any proxy card sent to you by the Radoff Group, even as a protest vote. If you have previously submitted a proxy card sent to you by the Radoff Group, you can revoke that proxy by signing and dating the **WHITE** universal proxy card and returning it in the postage-paid envelope provided or by voting via the Internet by following the instructions on the **WHITE** universal proxy card.

Signature

Date

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

(Continued and to be marked on the other side)

PRELIMINARY COPY - SUBJECT TO COMPLETION

The Annual Meeting of LifeVantage Corporation will be held on [•], [•], 2023 at [•] [A.M. / P.M.], virtually by going to [•].

You may register to attend the virtual meeting by visiting [•].
To register for the virtual meeting, you must have your control number that is printed on the reverse side of this form

Important notice regarding the Internet availability of proxy materials for the Annual Meeting.
The Notice, Proxy Statement and Annual Report are available at: [•]

If you have any questions, require assistance in voting your **WHITE** universal proxy card, or need additional copies of the Company's proxy materials, please contact our proxy solicitor:

WHITE PROXY

MORROW SODALI

TO SUBMIT YOUR WHITE UNIVERSAL PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

LifeVantage Corporation **WHITE Universal Proxy Card**

The Board recommends you vote "FOR" only the seven Company nominees 1A through 1G listed in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" all of the Company recommended nominees 1A through 1G and "FOR" Proposals 2, 3, 4 and 5.

1. To elect seven directors, each to hold office for a one-year term expiring at our fiscal year 2025 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified. While you may mark instructions with respect to any or all of the nominees, you should mark a vote **"FOR"** only seven nominees in total. If you vote **"FOR"** more than seven nominees, all of your votes on Proposal 1 will be invalid and will not be counted. You are permitted to vote for fewer than seven nominees. If you vote **"FOR"** fewer than seven nominees, your shares will only be voted **"FOR"** those nominees you mark.

Company Nominees:
The Board of Directors of the Company recommends you vote "FOR" only the following seven Company nominees 1A through 1G:

		FOR	WITHHOLD
(1A)	Michael A. Beindorff	☐	☐
(1B)	Erin Brockovich	☐	☐
(1C)	Steven R. Fife	☐	☐
(1D)	Raymond B. Greer	☐	☐
(1E)	Cynthia Latham	☐	☐
(1F)	Darwin K. Lewis	☐	☐
(1G)	Garry Mauro	☐	☐

Radoff Group Nominees Opposed by the Company:
The Board of Directors of the Company recommends you vote "WITHHOLD" for the following three Radoff Group nominees 1H through 1J:

		FOR	WITHHOLD
(1H)	Dayton Judd	☐	☐
(1I)	Michael Lohner	☐	☐
(1J)	Bradley L. Radoff	☐	☐

Company Proposals:

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Continued and to be signed on the reverse side